UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08786

Pioneer Variable Contracts Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  December 31, 2020

Date of reporting period:  January 1, 2020 through June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio — Class I and II Shares
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.
You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.
SEMIANNUAL REPORT
June 30, 2020
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

PIONEER VARIABLE CONTRACTS TRUST

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 6/30/20

Portfolio Diversification
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*

1.	United States Treasury
	Bill, 9/17/20	2.20%
2.	U.S. Treasury Bill, 8/27/20	1.65
3.	U.S. Treasury Inflation Indexed
	Bonds, 1.0%, 2/15/48	1.61
4.	Pioneer ILS Interval Fund (k)	1.51
5.	U.S. Treasury Inflation Indexed
	Bonds, 1.0%, 2/15/49	1.27

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(k)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.

PERFORMANCE UPDATE 6/30/20

Prices and Distributions

Net Asset Value per Share	6/30/20	12/31/19
Class I	$11.29	$11.17
Class II	$11.32	$11.19

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 6/30/20)	Income	Capital Gains	Capital Gains
Class I	$0.1709	$ –	$ –
Class II	$0.1575	$ –	$ –

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2020)

			Bloomberg Barclays
			U.S. Aggregate
	Class I	Class II	Bond Index
10 Years	4.38%	4.14%	3.82%
5 Years	3.77%	3.53%	4.30%
1 Year	5.48%	5.31%	8.74%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
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COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio
Based on actual returns from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$1,026.50	$1,026.10
Expenses Paid During Period*	$3.02	$4.28

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.60% and 0.85% for Class I and Class II shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$1,021.88	$1,020.64
Expenses Paid During Period*	$3.02	$4.27

*
Expenses are equal to the Portfolio’s annualized expense ratio of 0.60% and 0.85% for Class I and Class II shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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PORTFOLIO MANAGEMENT DISCUSSION 6/30/20

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the six-month period ended June 30, 2020. Mr. Komenda, Senior Vice President, Deputy Director of Investment Grade Corporates, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the daily management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, and Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi Pioneer.
Q:   How did the Portfolio perform during the six-month period ended June 30, 2020?
A:   Pioneer Bond VCT Portfolio’s Class I shares returned 2.65% at net asset value during the six-month period ended June 30, 2020, and Class II shares returned 2.61%, while the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 6.14%.
Q:   How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2020?
A.   After a benign opening to the 2020 calendar year, credit-sensitive fixed-income markets experienced a historic disruption in March, as the emergence of the COVID-19 virus and the related lockdown policies implemented to help curb its spread all but shuttered the global economy. Investors fled riskier assets on a broad scale and moved into so-called “safe havens” such as U.S. Treasuries, which had the effect of driving Treasury yields to all-time lows. Significant selling in U.S. dollar (USD) fixed-income markets eventually stressed market functionality and led to price dislocations in all segments, even Treasury bonds. As the “liquidity grab” by investors gathered pace in mid-March, historical asset-class return relationships broke down and performance became almost entirely correlated. (Correlation is defined as the degree to which assets or asset-class prices have moved in relation to one another. Correlation ranges from -1, always moving in opposite directions; through 0, absolutely independent; to 1, always moving together.)
The liquidity stress was greatest in the securitized credit sectors of nonagency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial-mortgage backed securities (CMBS), which have traditionally had a narrower buyer base than corporate bonds. Those markets faced forced selling by real estate investment trusts (REITs) and other leveraged investors, and by certain mutual funds, as concerns escalated over the impact of the pandemic on the U.S. employment situation and on the ability of homeowners and businesses to service their mortgages.
The policy response to the market and economic turmoil from both central banks and government authorities was swift, as they sought to keep businesses and consumers from going under. The U.S. Federal Reserve (Fed) slashed the target range of the benchmark federal funds rate to zero in mid-March, resurrected its 2008 financial crisis-era lending facilities, and launched a wide-ranging bond-purchase program. On the fiscal side, the U.S. Congress and the White House agreed upon a $2.2 trillion stimulus package in late March, and later approved additional aid packages in the second quarter.
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The extraordinary support from policy makers in the wake of the pandemic had a positive effect on the markets as the second quarter got underway. Investor optimism also rose on the prospects that steps taken towards re-opening the economy could support something resembling a “V-shaped” recovery (that is, a swift, sharp rise). The result was a revival of sentiment towards the riskier assets that the market had been so quick to shun at the height of the pandemic crisis. The shift in investors’ appetites allowed credit-sensitive areas of the bond market to recover much of their earlier losses over April and May. June saw the return of some market volatility as well as a widening in credit spreads as COVID-19 cases surged in a few states that had re-opened earlier than others, reigniting shutdown concerns. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
For the six-month period ended June 30, 2020, the investment-grade corporate bond market posted a positive return of 5.02%, while high-yield corporates returned -3.80% (as measured by the Bloomberg Barclays U.S. Corporate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Index, respectively). Treasuries led performance within the investment-grade sectors, given the steep decline in yields seen over the first quarter of 2020. After their earlier struggles, securitized assets ended the six-month period in positive territory, though the asset class lagged the performance of both investment-grade corporates and Treasuries.
Q:   What factors influenced the Portfolio’s performance relative to the Bloomberg Barclays Index during the six-month period ended June 30, 2020?
A:   The Portfolio’s benchmark-relative underperformance for the six-month period derived mainly from asset allocation, while a tilt toward lower-quality holdings within spread sectors also weighed on relative returns. Positioning with respect to overall Portfolio duration was another detractor from benchmark-relative results, while security selection was a modest, positive contributor to relative performance. (Spread sectors represent non-governmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments. Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
With respect to sector allocations, detractors from the Portfolio’s relative returns during the six-month period primarily reflected overweights to securitized sectors and corporate credit, and a corresponding underweight to U.S. Treasuries. The Portfolio’s significant exposure to non-agency MBS within securitized assets had the largest negative effect on benchmark-relative results. Non-agency MBS sold off in March due to the illiquidity issues discussed earlier, and because of fundamental concerns over the potential for increased delinquencies and defaults in the wake of the economic damage wrought by COVID-19. While valuations of securitized assets have not recovered to the same degree as we have seen with corporate bonds, we view the anticipated impairment reflected in current price levels within the securitized sectors as overstated. The Portfolio did realize losses on some securitized positions that we sold during the six-month period in order to fund purchases of new corporate issues that came into the market at historically wide spreads.
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PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

The Portfolio’s lack of exposure to nominal U.S. Treasuries detracted significantly from benchmark-relative returns during the six-month period, as credit-sensitive securities underperformed in the flight-to-quality market environment that characterized the first quarter of 2020. We had based the Portfolio’s positioning within Treasuries on our view heading into the six-month period that the U.S. economy was poised for strong performance in 2020, a forecast that was derailed by the emergence of COVID-19. The Treasury exposure we did maintain in the Portfolio was a roughly 5% allocation to Treasury inflation-protected securities (TIPS), which underperformed as liquidity became a significant issue and inflation expectations fell dramatically.
Within investment-grade corporates, the Portfolio’s overweight to financials detracted from benchmark-relative performance. An overweight to industrials proved a headwind as well, but security selection within the sector largely offset that negative. The Portfolio’s positioning in the utilities sector had a modest, positive effect on relative returns.
The Portfolio’s duration positioning versus the benchmark detracted from relative performance in the declining-rate environment that prevailed during the six-month period. We had maintained the Portfolio’s duration in a range modestly below that of the Bloomberg Barclays Index, which acted as a drag on performance as Treasury yields declined. In addition, the Portfolio’s allocation to securitized assets felt the negative effects of declining rates due to the market’s expectations for an uptick in prepayment activity as rates moved sharply lower.
Q:   Did the Portfolio have any exposure to derivative securities during the six-month period ended June 30, 2020. If so, did the derivatives have any material impact on performance?
A:   Yes, we invested the Portfolio in Treasury futures and credit-default swaps during the six-month period. We invest in Treasury futures as part of our duration-management strategy for the Portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We invest in credit-default swaps to either gain or reduce Portfolio exposure to corporate bonds very quickly, as cash-bond transactions take a little more time to settle.
The use of derivatives has allowed the Portfolio to benefit from the performance of the targeted asset classes, while retaining a better liquidity profile, which in turn may help to reduce risk. Treasury futures generally have not had an impact on the Portfolio’s performance, as we have used them primarily for hedging purposes. The credit-based derivatives had a modest effect on the Portfolio’s performance during the six-month period.
Q:   What factors affected the Portfolio’s yield, or distributions* to shareholders, during the six-month period ended June 30, 2020?
A:   The sharp, downward trajectory of Treasury yields weighed on the Portfolio’s distributions during the six-month period, although the widening of credit spreads helped to offset some of the decline.
*     Distributions are not guaranteed.
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Q:   What is your investment outlook and how is the Portfolio positioned going into the second half of the fiscal year?
A:   We expect that U.S. economic activity may continue to recover, but at a slower and more uneven pace relative to the re-opening “bounce” we witnessed for much of the second quarter. We believe there is a strong case to be made for additional federal government support for the economy in the near term. Enhanced unemployment benefits are scheduled to expire shortly, state and local governments need help bridging tax-revenue shortfalls, and delayed or suspended re-openings in some states could very well increase financial stress on small businesses. While passage of a fourth fiscal stimulus package seems likely, the legislative and political process may create near-term market volatility.
On the monetary side, we believe the Fed could keep its benchmark overnight lending rate at effectively zero for quite some time, possibly until the end of 2022. Should that scenario unfold, short-dated Treasury yields would likely remain low. In addition, we believe the yield curve could steepen further, with longer-maturity yields rising as economic activity picks up and issuance of Treasury notes increases substantially.
On balance, we do not look for the U.S. economic activity to return to pre-COVID levels until well into 2021, as many segments such as travel, hospitality, and consumer services could continue to struggle due to lingering concerns about the virus as well as structural changes.
The combination of attractive spreads, positive economic momentum, and supportive supply/demand dynamics have led us to enter the second half of 2020 with a constructive stance on the credit markets. As of the end of the six-month period, corporate bond and securitized credit spreads were offering attractive long-term value across a number of sectors, in our opinion. That said, we expect that selectivity with regard to choosing investments will become even more important, given the partial recovery in spreads during the second quarter of 2020 and the eventual dialing back of policy support from the Fed and the U.S. government.
As the world waits for a medical solution and learns how to live with the virus, we believe the key question still awaiting an answer is what type of activities are acceptable, without leading to an unacceptable rise in infections? Government restrictions and other recommendations seem to have had a material impact on virus spread over the past few months. Therefore, at this point, we believe individuals’ choices about what activities they are and are not comfortable with will be as important a driver of economic re-engagement and recovery as any other factor currently in play.
Within the Portfolio’s allocation to corporates, we have been focused on investments of what we believe are higher-quality issuers that have lower sensitivity to the economic cycle, and issuers that have so far been less-affected by the COVID-19 shutdowns. As we noted earlier, valuations of securitized assets have not recovered to the same degree as corporates, but we have continued to hold the Portfolio’s securitized positions, as we believe there remains a liquidity premium in the sector and we do not anticipate any meaningful impairment. As noted earlier, the Portfolio did realize some
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

modest losses on some securitized positions we sold during the six-month period in order to fund purchases of new corporate issues that came to the market at historically wide spreads, which in our view offered better risk/return profiles.
Please refer to the Schedule of Investments on pages 9 to 37 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
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SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)

Shares		Value
UNAFFILIATED ISSUERS – 99.1%
CONVERTIBLE PREFERRED STOCKS – 1.2% of Net Assets
Banks – 1.2%
529(a)	Bank of America Corp., 7.25%	$ 710,024
1,048(a)	Wells Fargo & Co., 7.5%	1,359,256
	Total Banks	$ 2,069,280
TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $2,136,481)	$ 2,069,280

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES – 12.2% of Net Assets
250,000(b)	522 Funding CLO I, Ltd., Series 2019-1A, Class D, 5.749% (3 Month USD LIBOR + 420 bps),
	1/15/33 (144A)	$ 244,615
500,000	American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29%, 6/12/25 (144A)	493,871
100,000	Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class C, 4.27%, 1/20/23 (144A)	103,923
200,000	Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class D, 4.45%, 6/20/23 (144A)	207,761
100,000	Avid Automobile Receivables Trust, Series 2018-1, Class B, 3.85%, 7/15/24 (144A)	101,213
250,000(b)	Battalion CLO XV, Ltd., Series 2020-15A, Class D, 4.912% (3 Month USD LIBOR + 325 bps),
	1/17/33 (144A)	233,419
100,000	BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%, 8/21/23 (144A)	101,555
250,000(b)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E, 8.898% (3 Month USD
	LIBOR + 702 bps), 1/15/33 (144A)	228,712
250,000(b)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 5.559% (3 Month USD LIBOR + 400 bps),
	1/15/33 (144A)	239,878
400,000	CIG Auto Receivables Trust, Series 2019-1A, Class B, 3.59%, 8/15/24 (144A)	411,912
160,000	Conn’s Receivables Funding LLC, Series 2019-B, Class B, 3.62%, 6/17/24 (144A)	153,929
300,000	Continental Credit Card ABS LLC, Series 2019-1A, Class A, 3.83%, 8/15/26 (144A)	295,058
100,000	CoreVest American Finance Trust, Series 2017-1, Class C, 3.756%, 10/15/49 (144A)	100,456
298,500	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/49 (144A)	312,706
250,000	Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25	253,063
70,000	Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26	70,697
50,000	Drive Auto Receivables Trust, Series 2020-2, Class D, 3.05%, 5/15/28	50,707
150,000	Elm Trust, Series 2018-2A, Class A2, 4.605%, 10/20/27 (144A)	149,804
25,780(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	26,339
111,190	FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/31 (144A)	112,045
100,000+(d)	Finance of America Structured Securities Trust, Series 2019-HB1, Class M2, 3.676%,
	4/25/29 (144A)	101,300
100,000+(d)	Finance of America Structured Securities Trust, Series 2019-HB1, Class M3, 3.813%,
	4/25/29 (144A)	90,720
393,592	Finance of America Structured Securities Trust, Series 2019-JR3, Class JR2, 2.0%, 9/25/69	407,362
24,437	First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.22%, 12/15/21 (144A)	24,471
250,000	Foundation Finance Trust, Series 2019-1A, Class B, 4.22%, 11/15/34 (144A)	233,068
250,000	Foursight Capital Automobile Receivables Trust, Series 2019-1, Class D, 3.27%,
	6/16/25 (144A)	255,093
220,000	Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.68%, 8/20/23 (144A)	218,892
250,000(b)	Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class D, 4.985% (3 Month
	USD LIBOR + 385 bps), 1/20/33 (144A)	244,939
119,712(b)	Home Partners of America Trust, Series 2018-1, Class A, 1.094% (1 Month USD LIBOR +
	90 bps), 7/17/37 (144A)	117,953
96,103	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/39 (144A)	94,914
19,470	Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)	13,046

The accompanying notes are an integral part of these financial statements.
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SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES – (continued)
100,000(b)	Invitation Homes Trust, Series 2018-SFR1, Class C, 1.444% (1 Month USD LIBOR +
	125 bps), 3/17/37 (144A)	$ 98,311
160,000(b)	Invitation Homes Trust, Series 2018-SFR2, Class D, 1.635% (1 Month USD LIBOR +
	145 bps), 6/17/37 (144A)	154,989
240,000(b)	Invitation Homes Trust, Series 2018-SFR3, Class D, 1.844% (1 Month USD LIBOR +
	165 bps), 7/17/37 (144A)	234,796
540,000(b)	Invitation Homes Trust, Series 2018-SFR3, Class E, 2.194% (1 Month USD LIBOR +
	200 bps), 7/17/37 (144A)	513,331
19,403	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)	20,143
241,412	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%, 8/17/71 (144A)	266,003
500,000	Kabbage Funding LLC, Series 2019-1, Class B, 4.071%, 3/15/24 (144A)	425,097
250,000(b)	Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class E, 9.192% (3 Month USD
	LIBOR + 725 bps), 1/15/33 (144A)	237,998
4,910	Marlette Funding Trust, Series 2018-3A, Class A, 3.2%, 9/15/28 (144A)	4,907
150,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%, 7/16/29 (144A)	130,895
479,277(d)	Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.75%, 5/25/58 (144A)	502,895
153,189	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 9/20/40 (144A)	152,318
116,512(b)	Newtek Small Business Loan Trust, Series 2017-1, Class A, 2.185% (1 Month USD LIBOR +
	200 bps), 2/15/43 (144A)	113,734
142,608	NFAS LLC, Series 2019-1, Class A, 4.172%, 8/15/24 (144A)	138,332
300,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%, 8/17/26 (144A)	303,927
43,102(b)	NovaStar Mortgage Funding Trust, Series 2005-3, Class M1, 0.86% (1 Month USD LIBOR +
	68 bps), 1/25/36	43,012
130,000	Progress Residential Trust, Series 2017-SFR1, Class E, 4.261%, 8/17/34 (144A)	132,392
100,000	Progress Residential Trust, Series 2017-SFR2, Class B, 3.196%, 12/17/34 (144A)	100,770
130,000	Progress Residential Trust, Series 2017-SFR2, Class E, 4.142%, 12/17/34 (144A)	131,414
350,000	Progress Residential Trust, Series 2018-SFR2, Class A, 3.712%, 8/17/35 (144A)	358,748
100,000	Progress Residential Trust, Series 2018-SFR2, Class D, 4.338%, 8/17/35 (144A)	102,844
110,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/35 (144A)	112,683
190,000	Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/35 (144A)	195,816
300,000	Progress Residential Trust, Series 2019-SFR2, Class E, 4.142%, 5/17/36 (144A)	309,286
300,000	Republic Finance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27 (144A)	298,484
100,000(d)	RMF Buyout Issuance Trust, Series 2019-1, Class M3, 3.011%, 7/25/29 (144A)	97,161
36,928	SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23 (144A)	37,020
200,000	SCF Equipment Leasing LLC, Series 2019-1A, Class C, 3.92%, 11/20/26 (144A)	189,263
200,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C, 3.11%, 6/21/27 (144A)	177,972
200,000	Small Business Lending Trust, Series 2019-A, Class B, 3.42%, 7/15/26 (144A)	167,689
250,000(b)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D, 5.941% (3 Month USD LIBOR +
	411 bps), 1/15/33 (144A)	218,873
362,656	SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.2%, 5/27/36
	(144A)	366,548
97,417	STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)	96,114
250,000(b)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C, 3.464% (3 Month USD LIBOR +
	215 bps), 4/18/33 (144A)	239,850
250,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3, 3.745%, 11/25/60 (144A)	241,762
104,755(d)	Towd Point Mortgage Trust, Series 2015-3, Class A1B, 3.0%, 3/25/54 (144A)	105,545
300,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class B1, 4.022%, 4/25/55 (144A)	316,414
300,000(d)	Towd Point Mortgage Trust, Series 2016-1, Class B1, 4.22%, 2/25/55 (144A)	317,906
300,000(d)	Towd Point Mortgage Trust, Series 2016-2, Class B2, 3.525%, 8/25/55 (144A)	302,955

The accompanying notes are an integral part of these financial statements.
10

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES – (continued)
460,000(d)	Towd Point Mortgage Trust, Series 2016-3, Class B1, 4.128%, 4/25/56 (144A)	$ 475,999
300,000(d)	Towd Point Mortgage Trust, Series 2016-4, Class B1, 3.979%, 7/25/56 (144A)	305,069
550,000(d)	Towd Point Mortgage Trust, Series 2016-4, Class M1, 3.25%, 7/25/56 (144A)	557,955
125,000(d)	Towd Point Mortgage Trust, Series 2016-5, Class M2, 3.375%, 10/25/56 (144A)	124,785
325,000(d)	Towd Point Mortgage Trust, Series 2017-2, Class M2, 3.75%, 4/25/57 (144A)	329,735
640,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.25%, 6/25/57 (144A)	652,271
500,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)	527,719
780,000(d)	Towd Point Mortgage Trust, Series 2018-2, Class A2, 3.5%, 3/25/58 (144A)	819,723
325,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M1, 3.875%, 5/25/58 (144A)	330,453
350,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M2, 3.875%, 5/25/58 (144A)	339,322
600,000(d)	Towd Point Mortgage Trust, Series 2018-5, Class A1B, 3.25%, 7/25/58 (144A)	635,169
100,000(d)	Towd Point Mortgage Trust, Series 2018-5, Class M1, 2.852%, 7/25/58 (144A)	100,241
189,768(d)	Towd Point Mortgage Trust, Series 2018-SJ1, Class A1, 4.0%, 10/25/58 (144A)	191,479
850,000(d)	Towd Point Mortgage Trust, Series 2019-2, Class A2, 3.75%, 12/25/58 (144A)	917,888
500,000(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class A2, 1.585% (1 Month USD LIBOR + 140
	bps), 5/25/58 (144A)	480,360
400,000(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class M2, 2.085% (1 Month USD LIBOR + 190
	bps), 5/25/58 (144A)	306,935
233,196(d)	Towd Point Mortgage Trust, Series 2019-HY2, Class XA, 5.0%, 5/25/58 (144A)	233,297
118,330(d)	Towd Point Mortgage Trust, Series 2019-MH1, Class A1, 3.0%, 11/25/58 (144A)	120,563
310,000	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, 3/17/38 (144A)	322,761
100,000	US Auto Funding LLC, Series 2019-1A, Class B, 3.99%, 12/15/22 (144A)	101,177
9,415	Welk Resorts LLC, Series 2015-AA, Class A, 2.79%, 6/16/31 (144A)	9,380
164,705	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%, 6/15/38 (144A)	138,027
122,183	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%, 12/20/31 (144A)	116,347
140,000	Westlake Automobile Receivables Trust, Series 2018-3A, Class E, 4.9%, 12/15/23 (144A)	144,016
49,126	WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%, 3/15/26 (144A)	49,556
	TOTAL ASSET BACKED SECURITIES
	(Cost $21,989,250)	$ 21,981,845
	COLLATERALIZED MORTGAGE OBLIGATIONS – 11.6% of Net Assets
100,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class C, 4.11%, 4/17/52 (144A)	$ 108,966
100,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1, 4.5%, 11/25/48 (144A)	98,437
230,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class M1, 4.065%, 3/25/49 (144A)	229,753
326,658(d)	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class A, 3.5%, 6/28/57 (144A)	336,560
182,653(b)	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 0.725% (1 Month USD LIBOR +
	54 bps), 8/25/35	181,718
67,206(b)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.785% (1 Month USD LIBOR + 160 bps),
	4/25/28 (144A)	66,526
93,772(b)	Bellemeade Re, Ltd., Series 2018-2A, Class M1B, 1.535% (1 Month USD LIBOR + 135 bps),
	8/25/28 (144A)	93,205
275,589(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 2.035% (1 Month USD LIBOR + 185 bps),
	10/25/28 (144A)	272,946
180,000(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 2.935% (1 Month USD LIBOR + 275 bps),
	10/25/28 (144A)	165,313
150,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.935% (1 Month USD LIBOR + 175 bps),
	3/25/29 (144A)	139,642
150,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.885% (1 Month USD LIBOR + 270 bps),
	3/25/29 (144A)	116,646
450,000(d)	BRAVO Residential Funding Trust, Series 2020-RPL1, Class A2, 3.0%, 5/26/59 (144A)	467,060

The accompanying notes are an integral part of these financial statements.
11

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
100,000	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A2, 2.6%, 2/25/55 (144A)	$ 99,996
100,000	Bunker Hill Loan Depositary Trust, Series 2020-2, Class A3, 3.253%, 2/25/55 (144A)	100,000
161,586(b)	Chase Mortgage Reference Notes, Series 2019-CL1, Class M1, 1.535% (1 Month USD
	LIBOR + 135 bps), 4/25/47 (144A)	149,976
300,000(d)	CIM Trust, Series 2020-R2, Class M2, 3.0%, 10/25/59 (144A)	288,109
312,935(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)	325,999
762	Colony American Finance, Ltd., Series 2015-1, Class A, 2.896%, 10/15/47 (144A)	761
333,006(b)	Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 2.635% (1 Month USD
	LIBOR + 245 bps), 7/25/31 (144A)	324,868
127,173(b)	Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, 2.485% (1 Month USD
	LIBOR + 230 bps), 8/25/31 (144A)	125,259
110,581(b)	Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 2.335% (1 Month USD
	LIBOR + 215 bps), 9/25/31 (144A)	109,195
350,000(b)	Connecticut Avenue Securities Trust, Series 2019-R06, Class 2M2, 2.285% (1 Month USD
	LIBOR + 210 bps), 9/25/39 (144A)	339,474
410,000(b)	Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 2.285% (1 Month USD
	LIBOR + 210 bps), 10/25/39 (144A)	397,422
120,000(b)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 2.185% (1 Month USD
	LIBOR + 200 bps), 1/25/40 (144A)	113,604
160,000(b)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 3.835% (1 Month USD
	LIBOR + 365 bps), 2/25/40 (144A)	149,590
200,000(b)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 3.835% (1 Month USD
	LIBOR + 365 bps), 2/25/40 (144A)	192,011
206,094(d)	CSMC Trust, Series 2013-IVR3, Class B4, 3.435%, 5/25/43 (144A)	202,018
66,891(d)	Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/47 (144A)	67,549
60,702(d)	Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1, 2.976%, 12/25/57 (144A)	61,286
65,384(b)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.885% (1 Month USD LIBOR + 170 bps),
	11/25/28 (144A)	63,268
228,595(b)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.985% (1 Month USD LIBOR + 180 bps),
	4/25/29 (144A)	226,705
138,882(d)	EverBank Mortgage Loan Trust, Series 2013-2, Class A, 3.0%, 6/25/43 (144A)	145,466
217,584(b)	Fannie Mae Connecticut Avenue Securities, Series 2016-C05, Class 2M2, 4.635% (1 Month
	USD LIBOR + 445 bps), 1/25/29	222,330
28,210	Federal Home Loan Mortgage Corp. REMICS, Series 2944, Class OH, 5.5%, 3/15/35	33,085
369,241(b)(e)	Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 6.365% (1 Month USD
	LIBOR + 655 bps), 8/15/42	83,857
3,747	Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29	3,957
550,000	Federal National Mortgage Association REMICS, Series 2013-61, Class BY, 3.0%, 6/25/43	605,912
565,376(d)	Flagstar Mortgage Trust, Series 2020-1INV, Class A3, 3.0%, 3/25/50 (144A)	580,991
260,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2, Class M2, 2.035% (1 Month USD
	LIBOR + 185 bps), 2/25/50 (144A)	246,507
240,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2, Class M2, 3.285% (1 Month USD
	LIBOR + 310 bps), 3/25/50 (144A)	229,784
290,000(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1, 4.435% (1 Month USD LIBOR + 425 bps),
	10/25/48 (144A)	271,642
310,000(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 2.485% (1 Month USD LIBOR + 230 bps),
	10/25/48 (144A)	298,523
188,783(b)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2, 2.635% (1 Month USD LIBOR + 245 bps),
	3/25/49 (144A)	186,073
166,502(b)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 2.535% (1 Month USD LIBOR + 235 bps),
	2/25/49 (144A)	162,951

The accompanying notes are an integral part of these financial statements.
12

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
110,000(b)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2, 11.435% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	$ 106,205
91,411(b)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2, 2.235% (1 Month USD LIBOR +
	205 bps), 4/25/49 (144A)	89,533
320,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2,
	3.635% (1 Month USD LIBOR + 345 bps), 10/25/29	324,307
410,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M2,
	2.685% (1 Month USD LIBOR + 250 bps), 3/25/30	412,018
240,635(d)	FWDSecuritization Trust, Series 2019-INV1, Class A1, 2.81%, 6/25/49 (144A)	246,165
24,270	Government National Mortgage Association, Series 2005-61, Class UZ, 5.25%, 8/16/35	25,618
8,141	Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41	8,328
1,222,795(e)	Government National Mortgage Association, Series 2019-159, Class CI, 3.5%, 12/20/49	138,126
816,495(b)(e)	Government National Mortgage Association, Series 2020-9, Class SA, 3.16% (1 Month USD
	LIBOR + 335 bps), 1/20/50	78,615
148,932(d)	GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ2, Class B2, 3.6%, 7/25/50 (144A)	142,017
200,000(d)	GS Mortgage-Backed Securities Trust, Series 2019-SL1, Class A2, 2.875%, 1/25/59 (144A)	196,139
68,968(b)	Home Re, Ltd., Series 2019-1, Class M1, 1.835% (1 Month USD LIBOR + 165 bps),
	5/25/29 (144A)	67,937
313,820(d)	JP Morgan Mortgage Trust, Series 2013-2, Class B2, 3.632%, 5/25/43 (144A)	315,843
301,512(d)	JP Morgan Mortgage Trust, Series 2018-LTV1, Class A3, 4.5%, 4/25/49 (144A)	308,178
395,839(d)	JP Morgan Mortgage Trust, Series 2019-9, Class B1A, 3.325%, 5/25/50 (144A)	399,637
345,840(d)	JP Morgan Mortgage Trust, Series 2019-HYB1, Class B1, 3.948%, 10/25/49 (144A)	319,368
287,941(d)	JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3, 4.0%, 6/25/49 (144A)	296,118
347,699(d)	JP Morgan Mortgage Trust, Series 2020-2, Class B2A, 3.471%, 7/25/50 (144A)	343,463
248,738(d)	JP Morgan Mortgage Trust, Series 2020-3, Class B1A, 3.051%, 8/25/50 (144A)	254,032
86,990(b)	La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.5% (Panamanian
	Mortgage Reference Rate + -125 bps), 12/23/36 (144A)	89,327
25,227(b)	La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.75% (Panamanian
	Mortgage Reference Rate + -300 bps), 9/8/39 (144A)	25,905
905,635(d)	Mill City Mortgage Loan Trust, Series 2018-4, Class A1B, 3.5%, 4/25/66 (144A)	956,644
668,768(d)	Mill City Mortgage Loan Trust, Series 2019-1, Class M2, 3.5%, 10/25/69 (144A)	649,715
250,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M1, 3.0%, 7/25/59 (144A)	252,292
370,000(b)	Mortgage Insurance-Linked Notes, Series 2020-1, Class M1C, 1.935% (1 Month USD
	LIBOR + 175 bps), 2/25/30 (144A)	320,276
359,069(d)	New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	361,529
177,626(d)	New Residential Mortgage Loan Trust, Series 2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)	185,767
219,135(d)	PMT Loan Trust, Series 2013-J1, Class A11, 3.5%, 9/25/43 (144A)	228,479
7,458(b)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.585% (1 Month USD LIBOR + 140 bps),
	3/25/28 (144A)	7,439
197,944(b)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.135% (1 Month USD LIBOR + 195 bps),
	2/25/29 (144A)	196,097
230,833(d)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	229,582
584,597(d)	Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)	607,871
315,878(d)	Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43	323,388
278,887(d)	Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43	289,276
163,733(d)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.5%, 8/25/48 (144A)	171,780
272,424(d)	Sequoia Mortgage Trust, Series 2019-CH3, Class A1, 4.0%, 9/25/49 (144A)	280,595
380,000(b)	STACR Trust, Series 2018-HRP2, Class B1, 4.385% (1 Month USD LIBOR + 420 bps),
	2/25/47 (144A)	350,767

The accompanying notes are an integral part of these financial statements.
13

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
220,000(b)	STACR Trust, Series 2018-HRP2, Class M3, 2.585% (1 Month USD LIBOR + 240 bps),
	2/25/47 (144A)	$ 204,124
200,000(b)	Starwood Waypoint Homes Trust, Series 2017-1, Class B, 1.355% (1 Month USD LIBOR +
	117 bps), 1/17/35 (144A)	198,331
320,000(d)	Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.5%, 5/25/55 (144A)	336,415
265,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)	282,305
52,894(d)	Towd Point Mortgage Trust, Series 2017-5, Class XA, 3.5%, 2/25/57 (144A)	52,848
550,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.5%, 10/25/59 (144A)	544,297
430,368(d)	Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54 (144A)	434,770
610,000(d)	Vista Point Securitization Trust, Series 2020-1, Class A3, 3.201%, 3/25/65 (144A)	609,990
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $21,042,205)	$ 20,946,396
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.8% of Net Assets
226,978	A10 Term Asset Financing LLC, Series 2017-1A, Class B, 3.15%, 3/15/36 (144A)	$ 224,378
410,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	437,242
221,617(c)(e)	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.0%, 7/25/37 (144A)	—
125,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51	144,975
250,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52	290,720
265,000	Benchmark Mortgage Trust, Series 2019-B14, Class AS, 3.352%, 12/15/62	287,836
200,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.387%, 9/15/48 (144A)	204,811
200,000(b)	BX Commercial Mortgage Trust, Series 2020-BXLP, Class D, 1.435% (1 Month USD LIBOR +
	125 bps), 12/15/36 (144A)	192,991
400,000	BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41 (144A)	416,704
100,000	CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.357%, 4/10/29 (144A)	99,014
120,000	CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%, 8/15/51	138,753
140,000	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48	154,063
250,000(d)	Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class B, 4.805%, 3/10/47	263,207
250,000(d)	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345%, 10/10/47	257,931
125,000(d)	Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.724%, 9/10/58	130,658
250,000	Citigroup Commercial Mortgage Trust, Series 2016-P5, Class D, 3.0%, 10/10/49 (144A)	156,142
300,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, 1/10/36 (144A)	322,755
241,251	COMM Mortgage Trust, Series 2012-CR3, Class A3, 2.822%, 10/15/45	245,269
250,000	COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45	254,060
200,000(d)	COMM Mortgage Trust, Series 2013-CR11, Class C, 5.286%, 8/10/50 (144A)	192,683
233,783(d)	COMM Mortgage Trust, Series 2014-CR20, Class C, 4.662%, 11/10/47	217,134
238,711	COMM Mortgage Trust, Series 2014-UBS3, Class A3, 3.546%, 6/10/47	254,825
150,000	COMM Mortgage Trust, Series 2014-UBS4, Class A4, 3.42%, 8/10/47	159,730
175,000(d)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	176,265
188,302	COMM Mortgage Trust, Series 2016-CR28, Class AHR, 3.651%, 2/10/49	200,781
250,000(b)	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 2.335% (1 Month
	USD LIBOR + 215 bps), 5/15/36 (144A)	238,737
300,000(d)	CSAIL Commercial Mortgage Trust, Series 2016-C5, Class C, 4.724%, 11/15/48	271,818
53,849(b)	FREMF Mortgage Trust, Series 2014-KF05, Class B, 4.183% (1 Month USD LIBOR + 400 bps),
	9/25/22 (144A)	53,670
50,100(b)	FREMF Mortgage Trust, Series 2014-KS02, Class B, 5.183% (1 Month USD LIBOR + 500 bps),
	8/25/23 (144A)	44,106
125,000(d)	FREMF Mortgage Trust, Series 2015-K51, Class B, 4.089%, 10/25/48 (144A)	132,850
90,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.173%, 7/25/27 (144A)	97,178

The accompanying notes are an integral part of these financial statements.
14

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
100,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.525%, 2/25/52 (144A)	$ 103,401
149,983(b)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 2.483% (1 Month USD LIBOR + 230
	bps), 6/25/26 (144A)	142,080
178,455(d)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39%, 6/25/25	188,752
1,387,256(d)(e)	Government National Mortgage Association, Series 2017-21, Class IO, 0.767%, 10/16/58	83,923
200,000	GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48	215,040
323,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%, 2/11/41 (144A)	363,250
450,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4,
	2.822%, 8/15/49	479,070
200,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class C,
	3.881%, 1/5/31 (144A)	199,280
250,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX,
	4.248%, 7/5/33 (144A)	264,912
150,000(d)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99%, 6/15/49	147,164
200,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A3, 3.141%, 12/15/49	217,661
100,000(d)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.217%,
	12/15/49 (144A)	60,543
250,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51	292,923
1,600,000(d)(e)	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.193%, 6/15/51	15,967
122,754	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.858%, 11/15/45	126,090
80,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class C, 4.282%, 3/15/48	72,609
250,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.418%, 7/11/40 (144A)	270,244
142,173(b)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M7, 1.885%
	(1 Month USD LIBOR + 170 bps), 10/15/49 (144A)	131,492
260,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57	284,139
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3, 3.294%, 1/15/59	269,597
200,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3, 2.684%, 10/15/49	210,896
104,974	WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A4, 4.136%, 9/15/46	111,731
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $10,452,915)	$ 10,512,050
	CORPORATE BONDS – 43.0% of Net Assets
	Advertising – 0.7%
407,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 479,897
40,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)	37,712
25,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)	23,930
75,000	Lamar Media Corp., 4.875%, 1/15/29 (144A)	75,375
445,000	Omnicom Group, Inc., 2.45%, 4/30/30	454,044
125,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	125,819
	Total Advertising	$ 1,196,777
	Aerospace & Defense – 1.4%
774,000	Boeing Co., 3.75%, 2/1/50	$ 694,979
480,000	Boeing Co., 3.9%, 5/1/49	441,029
430,000	Boeing Co., 5.805%, 5/1/50	507,824
470,000	Raytheon Technologies Corp., 3.2%, 3/15/24 (144A)	506,425
270,000	United Technologies Corp., 4.125%, 11/16/28	318,029
	Total Aerospace & Defense	$ 2,468,286

The accompanying notes are an integral part of these financial statements.
15

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Agriculture – 0.8%
80,000	Altria Group, Inc., 4.45%, 5/6/50	$ 87,507
570,000	BAT Capital Corp., 4.54%, 8/15/47	618,896
170,000	Cargill, Inc., 2.125%, 4/23/30 (144A)	178,206
435,000	Philip Morris International, Inc., 3.25%, 11/10/24	481,556
	Total Agriculture	$ 1,366,165
	Airlines – 0.2%
244,648	Air Canada 2017-1 Class AA Pass Through Trust, 3.3%, 1/15/30 (144A)	$ 221,815
210,000	Southwest Airlines Co., 2.625%, 2/10/30	188,150
	Total Airlines	$ 409,965
	Apparel – 0.2%
110,000	NIKE, Inc., 3.25%, 3/27/40	$ 123,115
65,000	NIKE, Inc., 3.375%, 3/27/50	75,136
180,000	Ralph Lauren Corp., 2.95%, 6/15/30	184,829
	Total Apparel	$ 383,080
	Auto Manufacturers – 1.1%
165,000	BMW US Capital LLC, 4.15%, 4/9/30 (144A)	$ 189,758
225,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	227,182
189,000	General Motors Co., 6.6%, 4/1/36	204,311
353,000	General Motors Financial Co., Inc., 4.0%, 1/15/25	369,011
400,000	Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)	408,647
255,000	Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)	254,244
400,000	Volkswagen Group of America Finance LLC, 4.0%, 11/12/21 (144A)	416,401
	Total Auto Manufacturers	$ 2,069,554
	Auto Parts & Equipment – 0.2%
297,000	BorgWarner, Inc., 2.65%, 7/1/27	$ 304,721
110,000	Lear Corp., 3.5%, 5/30/30	109,864
	Total Auto Parts & Equipment	$ 414,585
	Banks – 7.5%
535,000(d)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	$ 569,960
318,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	326,548
663,000(d)	Bank of America Corp., 2.884% (3 Month USD LIBOR + 119 bps), 10/22/30	717,273
318,000(d)	Bank of America Corp., 4.083% (3 Month USD LIBOR + 315 bps), 3/20/51	398,474
310,000(a)(d)	Bank of America Corp., 4.3% (3 Month USD LIBOR + 266 bps)	278,194
250,000(a)(d)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	254,062
200,000(a)(d)	Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)	207,250
200,000(a)(d)	BNP Paribas SA, 4.5% (5 Year CMT Index + 294 bps) (144A)	175,250
805,000(a)(d)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)	821,100
200,000	BPCE SA, 4.875%, 4/1/26 (144A)	226,693
395,000(a)(d)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	351,056
90,000	Cooperatieve Rabobank UA, 3.875%, 2/8/22	95,011
250,000	Cooperatieve Rabobank UA, 3.95%, 11/9/22	264,505
574,000(a)(d)	Credit Suisse Group AG, 5.1% (5 Year CMT Index + 329 bps) (144A)	543,865
400,000(a)(d)	Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)	412,180
250,000	Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22	265,617
410,000	Danske Bank AS, 5.375%, 1/12/24 (144A)	456,257
200,000(a)(d)	Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)	198,000

The accompanying notes are an integral part of these financial statements.
16

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	Banks – (continued)
286,000(d)	Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25	$ 308,216
215,000(d)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29	250,150
150,000	HSBC Bank Plc, 7.65%, 5/1/25	176,754
424,000	Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)	463,798
200,000(a)(d)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546 bps) (144A)	199,750
626,000(a)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	558,705
591,000(a)(d)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	565,291
400,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	444,853
325,000	Morgan Stanley, 4.1%, 5/22/23	351,233
600,000	Nordea Bank Abp, 4.25%, 9/21/22 (144A)	636,853
300,000	Nordea Bank Abp, 4.875%, 5/13/21 (144A)	310,107
435,000(a)(d)	Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)	452,291
400,000(a)(d)	Societe Generale SA, 7.375% (5 Year USD Swap Rate + 624 bps) (144A)	403,480
400,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	433,401
250,000	Truist Bank, 2.25%, 3/11/30	252,340
354,000(a)(d)	Truist Financial Corp., 5.1% (5 Year CMT Index + 435 bps)	365,540
250,000	UBS AG, 7.625%, 8/17/22	278,776
400,000(a)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)	415,500
200,000(a)(d)	UBS Group Funding Switzerland AG, 7.125% (5 Year USD Swap Rate + 588 bps)	203,477
	Total Banks	$ 13,631,810
	Beverages – 1.1%
1,034,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 1,378,518
372,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	459,451
185,000	Coca-Cola Co., 4.2%, 3/25/50	241,588
	Total Beverages	$ 2,079,557
	Biotechnology – 0.1%
200,000	Biogen, Inc., 3.625%, 9/15/22	$ 212,491
	Total Biotechnology	$ 212,491
	Building Materials – 0.7%
169,000	Carrier Global Corp., 2.7%, 2/15/31 (144A)	$ 168,505
174,000	Carrier Global Corp., 2.722%, 2/15/30 (144A)	174,756
400,000	CRH America, Inc., 3.875%, 5/18/25 (144A)	441,182
110,000	Fortune Brands Home & Security, Inc., 4.0%, 9/21/23	119,997
180,000	Martin Marietta Materials, Inc., 2.5%, 3/15/30	181,189
125,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	124,688
	Total Building Materials	$ 1,210,317
	Chemicals – 0.5%
375,000	Albemarle Wodgina Pty, Ltd., 3.45%, 11/15/29 (144A)	$ 363,107
54,000	CF Industries, Inc., 4.95%, 6/1/43	58,201
270,000	CF Industries, Inc., 5.375%, 3/15/44	291,951
103,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	90,421
96,000	Sherwin-Williams Co., 3.3%, 5/15/50	97,363
	Total Chemicals	$ 901,043

The accompanying notes are an integral part of these financial statements.
17

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Commercial Services – 1.1%
123,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 129,150
460,000	CoStar Group, Inc., 2.8%, 7/15/30 (144A)	470,749
200,000	ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)	203,097
165,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	162,525
45,000	Jaguar Holding Co. II/PPD Development LP, 4.625%, 6/15/25 (144A)	45,796
70,000	Jaguar Holding Co. II/PPD Development LP, 5.0%, 6/15/28 (144A)	71,662
50,000	President & Fellows of Harvard College, 2.3%, 10/1/23	52,582
328,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	309,140
200,000	Sotheby’s, 7.375%, 10/15/27 (144A)	189,000
125,000	United Rentals North America, Inc., 3.875%, 11/15/27	124,688
205,000	Verisk Analytics, Inc., 3.625%, 5/15/50	232,080
29,000	Verisk Analytics, Inc., 5.5%, 6/15/45	39,772
	Total Commercial Services	$ 2,030,241
	Cosmetics/Personal Care – 0.2%
120,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 123,300
150,000	Estee Lauder Cos, Inc., 2.6%, 4/15/30	163,195
	Total Cosmetics/Personal Care	$ 286,495
	Diversified Financial Services – 1.1%
30,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	$ 26,065
170,000	Capital One Financial Corp., 3.3%, 10/30/24	182,917
400,000	Capital One Financial Corp., 3.75%, 4/24/24	433,416
180,000	Capital One Financial Corp., 4.25%, 4/30/25	202,260
207,000(a)(d)	Charles Schwab Corp., 5.375% (5 Year CMT Index + 497 bps)	221,142
450,000	GE Capital Funding LLC, 4.55%, 5/15/32 (144A)	464,612
70,000	Mastercard, Inc., 3.85%, 3/26/50	87,080
15,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	14,250
91,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)	96,175
195,000	Visa, Inc., 2.05%, 4/15/30	204,331
70,000	Visa, Inc., 2.7%, 4/15/40	74,902
	Total Diversified Financial Services	$ 2,007,150
	Electric – 3.0%
282,025	Adani Renewable Energy RJ, Ltd./Kodangal Solar Parks Pvt, Ltd./Wardha Solar Maharash,
	4.625%, 10/15/39 (144A)	$ 269,334
55,000	AEP Transmission Co. LLC, 3.65%, 4/1/50	63,589
100,000	AES Corp., 3.95%, 7/15/30 (144A)	105,750
185,000	Berkshire Hathaway Energy Co., 4.25%, 10/15/50 (144A)	232,968
170,000	Consolidated Edison Co. of New York, Inc., 3.95%, 4/1/50	204,633
300,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54	384,153
133,000(c)	Dominion Energy, Inc., 3.071%, 8/15/24	143,066
376,000(a)(d)	Dominion Energy, Inc., 4.65% (5 Year CMT Index + 299 bps)	368,219
135,000	Iberdrola International BV, 6.75%, 7/15/36	187,838
200,000	Indiana Michigan Power Co., 4.55%, 3/15/46	253,463
12,539	Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)	12,592
213,000	New York State Electric & Gas Corp., 3.3%, 9/15/49 (144A)	219,433
430,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	487,429
83,000	NRG Energy, Inc., 5.75%, 1/15/28	87,565
240,000	Puget Energy, Inc., 4.1%, 6/15/30 (144A)	264,967

The accompanying notes are an integral part of these financial statements.
18

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	Electric – (continued)
28,571	San Diego Gas & Electric Co., 1.914%, 2/1/22	$ 28,699
335,000	Sempra Energy, 3.4%, 2/1/28	366,498
78,571	Southern California Edison Co., 1.845%, 2/1/22	78,637
239,000	Southern California Edison Co., 3.65%, 2/1/50	262,291
295,000	Southern California Edison Co., 4.875%, 3/1/49	385,827
335,000	Southwestern Electric Power Co., 3.9%, 4/1/45	363,113
470,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	484,020
150,000	Xcel Energy, Inc., 3.4%, 6/1/30	172,343
	Total Electric	$ 5,426,427
	Electronics – 0.6%
300,000	Amphenol Corp., 3.125%, 9/15/21	$ 307,337
102,000	Amphenol Corp., 3.2%, 4/1/24	109,212
607,000	Flex, Ltd., 4.875%, 6/15/29	669,873
	Total Electronics	$ 1,086,422
	Energy-Alternate Sources – 0.1%
48,620	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 58,833
87,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	88,305
	Total Energy-Alternate Sources	$ 147,138
	Environmental Control – 0.0%†
72,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 72,907
	Total Environmental Control	$ 72,907
	Food – 0.6%
75,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%,
	2/15/30 (144A)	$ 76,735
500,000	Hershey Co., 2.65%, 6/1/50	507,507
204,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/30 (144A)	209,100
150,000	Kellogg Co., 2.1%, 6/1/30	151,941
50,000	Mondelez International, Inc., 2.75%, 4/13/30	53,822
100,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	98,896
	Total Food	$ 1,098,001
	Forest Products & Paper – 0.3%
120,000	International Paper Co., 6.0%, 11/15/41	$ 158,176
234,000	International Paper Co., 7.3%, 11/15/39	328,619
	Total Forest Products & Paper	$ 486,795
	Gas – 0.2%
110,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 120,022
188,223	Nakilat, Inc., 6.267%, 12/31/33 (144A)	222,103
	Total Gas	$ 342,125
	Hand/Machine Tools – 0.1%
96,000(d)	Stanley Black & Decker, Inc., 4.0% (5 Year CMT Index + 266 bps), 3/15/60	$ 96,049
	Total Hand/Machine Tools	$ 96,049
	Healthcare-Products – 0.8%
141,000	Abbott Laboratories, 3.75%, 11/30/26	$ 164,050
390,000	Boston Scientific Corp., 2.65%, 6/1/30	406,411

The accompanying notes are an integral part of these financial statements.
19

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Healthcare-Products – (continued)
425,000	Edwards Lifesciences Corp., 4.3%, 6/15/28	$ 506,688
380,000	Thermo Fisher Scientific, Inc., 3.0%, 4/15/23	402,669
	Total Healthcare-Products	$ 1,479,818
	Healthcare-Services – 1.1%
235,000	Anthem, Inc., 3.125%, 5/15/50	$ 243,103
164,000	Anthem, Inc., 3.65%, 12/1/27	186,855
41,000	Anthem, Inc., 4.101%, 3/1/28	48,048
397,000	Centene Corp., 3.375%, 2/15/30	400,855
60,000	Centene Corp., 4.25%, 12/15/27	61,915
120,000	Centene Corp., 4.625%, 12/15/29	126,600
378,000	HCA, Inc., 3.5%, 9/1/30	364,079
176,000	Health Care Service Corp. A Mutual Legal Reserve Co., 3.2%, 6/1/50 (144A)	179,080
130,000	Humana, Inc., 3.95%, 3/15/27	147,395
65,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	67,112
35,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	34,956
130,000	Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)	128,271
	Total Healthcare-Services	$ 1,988,269
	Home Builders – 0.2%
280,000	DR Horton, Inc., 2.5%, 10/15/24	$ 292,447
135,000	Meritage Homes Corp., 6.0%, 6/1/25	143,635
	Total Home Builders	$ 436,082
	Insurance – 2.5%
90,000	AXA SA, 8.6%, 12/15/30	$ 130,717
592,000	CNO Financial Group, Inc., 5.25%, 5/30/29	634,464
100,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	115,833
340,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	343,311
175,000	Great-West Lifeco Finance 2018 LP, 4.581%, 5/17/48 (144A)	214,611
645,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	983,742
500,000	MassMutual Global Funding II, 2.75%, 6/22/24 (144A)	534,827
200,000	Nationwide Financial Services, Inc., 3.9%, 11/30/49 (144A)	199,206
475,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	506,598
125,000	New York Life Insurance Co., 3.75%, 5/15/50 (144A)	141,166
245,000	New York Life Insurance Co., 4.45%, 5/15/69 (144A)	299,351
451,000	Prudential Financial, Inc., 3.0%, 3/10/40	459,399
26,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)	39,089
	Total Insurance	$ 4,602,314
	Internet – 0.8%
520,000	Booking Holdings, Inc., 4.625%, 4/13/30	$ 613,766
562,000	Expedia Group, Inc., 3.25%, 2/15/30	523,978
225,000	TD Ameritrade Holding Corp., 3.3%, 4/1/27	251,970
	Total Internet	$ 1,389,714
	Iron & Steel – 0.1%
175,000	Commercial Metals Co., 5.75%, 4/15/26	$ 179,375
60,000	Steel Dynamics, Inc., 3.25%, 1/15/31	61,197
	Total Iron & Steel	$ 240,572

The accompanying notes are an integral part of these financial statements.
20

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	Leisure Time – 0.0%†
69,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	$ 71,998
	Total Leisure Time	$ 71,998
	Lodging – 0.2%
70,000	Marriott International, Inc., 4.625%, 6/15/30	$ 72,633
40,000	Marriott International, Inc., 5.75%, 5/1/25	43,454
220,000	Sands China, Ltd., 4.375%, 6/18/30 (144A)	229,119
	Total Lodging	$ 345,206
	Machinery-Diversified – 0.1%
90,000	Deere & Co., 3.75%, 4/15/50	$ 110,718
	Total Machinery-Diversified	$ 110,718
	Media – 0.8%
275,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	$ 281,377
75,000	Comcast Corp., 3.75%, 4/1/40	87,817
270,000	Comcast Corp., 4.15%, 10/15/28	323,670
190,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	101,175
171,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	175,275
85,000	Walt Disney Co., 3.6%, 1/13/51	94,685
325,000	Walt Disney Co., 4.7%, 3/23/50	418,979
	Total Media	$ 1,482,978
	Mining – 0.7%
200,000	Anglo American Capital Plc, 4.5%, 3/15/28 (144A)	$ 219,359
200,000	Anglo American Capital Plc, 4.75%, 4/10/27 (144A)	222,603
200,000	Anglo American Capital Plc, 4.875%, 5/14/25 (144A)	222,705
462,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43	452,760
65,000	Novelis Corp., 4.75%, 1/30/30 (144A)	62,075
	Total Mining	$ 1,179,502
	Miscellaneous Manufacturers – 0.3%
125,000	3M Co., 3.7%, 4/15/50	$ 148,894
155,000	General Electric Co., 4.25%, 5/1/40	154,237
175,000	General Electric Co., 4.35%, 5/1/50	173,076
	Total Miscellaneous Manufacturers	$ 476,207
	Multi-National – 0.5%
370,000	Africa Finance Corp., 4.375%, 4/17/26 (144A)	$ 389,832
200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	196,800
230,000	Banque Ouest Africaine de Developpement, 4.7%, 10/22/31 (144A)	231,472
	Total Multi-National	$ 818,104
	Oil & Gas – 1.3%
50,000	Apache Corp., 4.25%, 1/15/30	$ 43,223
435,000	Apache Corp., 4.375%, 10/15/28	384,131
535,000	Cenovus Energy, Inc., 6.75%, 11/15/39	520,910
200,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	220,192
150,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	124,687
145,000	Newfield Exploration Co., 5.625%, 7/1/24	138,555
55,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25 (144A)	58,712
185,000	Petroleos Mexicanos, 5.35%, 2/12/28	155,400

The accompanying notes are an integral part of these financial statements.
21

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Oil & Gas – (continued)
120,000	Phillips 66, 2.15%, 12/15/30	$ 116,485
90,000	Phillips 66, 3.85%, 4/9/25	99,757
312,000	Valero Energy Corp., 6.625%, 6/15/37	414,905
	Total Oil & Gas	$ 2,276,957
	Pharmaceuticals – 1.3%
211,000	AbbVie, Inc., 4.05%, 11/21/39 (144A)	$ 246,756
200,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)	229,622
230,000	Cardinal Health, Inc., 4.9%, 9/15/45	265,154
25,533	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	27,442
78,822	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	88,709
45,506	CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)	50,875
124,505	CVS Pass-Through Trust, 6.036%, 12/10/28	140,717
106,346	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	138,714
200,000	Perrigo Finance Unlimited Co., 3.9%, 12/15/24	212,686
165,000	Pfizer, Inc., 2.625%, 4/1/30	181,767
350,000	Takeda Pharmaceutical Co., Ltd., 2.05%, 3/31/30	349,810
213,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	190,183
200,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25 (144A)	212,898
	Total Pharmaceuticals	$ 2,335,333
	Pipelines – 3.9%
93,000	Cameron LNG LLC, 3.302%, 1/15/35 (144A)	$ 102,536
210,000	Cameron LNG LLC, 3.402%, 1/15/38 (144A)	225,574
45,000	DCP Midstream Operating LP, 3.875%, 3/15/23	43,650
170,000	DCP Midstream Operating LP, 5.375%, 7/15/25	168,725
100,000	DCP Midstream Operating LP, 5.6%, 4/1/44	80,000
136,000	Enable Midstream Partners LP, 4.4%, 3/15/27	126,684
479,000	Enable Midstream Partners LP, 4.95%, 5/15/28	443,694
360,000	Enbridge, Inc., 3.7%, 7/15/27	397,221
140,000	Energy Transfer Operating LP, 6.0%, 6/15/48	145,205
40,000	Energy Transfer Operating LP, 6.125%, 12/15/45	41,225
125,000	Energy Transfer Operating LP, 6.5%, 2/1/42	135,404
340,000(a)(d)	Energy Transfer Operating LP, 7.125% (5 Year CMT Index + 531 bps)	290,700
20,000	EnLink Midstream LLC, 5.375%, 6/1/29	15,000
280,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	173,544
134,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	81,740
48,000	Enterprise Products Operating LLC, 3.95%, 1/31/60	49,464
145,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	139,551
513,000	Kinder Morgan, Inc., 5.05%, 2/15/46	590,280
163,000	Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)	175,704
340,000	MPLX LP, 4.25%, 12/1/27	368,617
110,000	MPLX LP, 4.875%, 12/1/24	122,173
175,000	MPLX LP, 4.875%, 6/1/25	195,349
205,000	MPLX LP, 5.5%, 2/15/49	227,186
450,000	Phillips 66 Partners LP, 3.75%, 3/1/28	480,327
375,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	419,585
224,000	Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45	219,396

The accompanying notes are an integral part of these financial statements.
22

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	Pipelines – (continued)
422,000	Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47	$ 422,217
25,000	Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42	26,191
300,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	319,239
586,000	Williams Cos., Inc., 5.75%, 6/24/44	677,740
89,000	Williams Cos., Inc., 7.75%, 6/15/31	114,992
	Total Pipelines	$ 7,018,913
	Real Estate – 0.1%
250,000(a)(d)	AT Securities BV, 5.25% (5 Year USD Swap Rate + 355 bps)	$ 248,960
	Total Real Estate	$ 248,960
	REITs – 2.2%
90,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25	$ 100,183
25,000	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27	28,025
47,000	Alexandria Real Estate Equities, Inc., 4.3%, 1/15/26	53,494
35,000	Crown Castle International Corp., 4.15%, 7/1/50	41,017
160,000	Duke Realty LP, 3.625%, 4/15/23	169,959
260,000	Duke Realty LP, 3.75%, 12/1/24	285,857
100,000	Essex Portfolio LP, 3.375%, 4/15/26	108,483
360,000	Essex Portfolio LP, 3.5%, 4/1/25	392,477
131,000	Healthcare Realty Trust, Inc., 2.4%, 3/15/30	124,636
205,000	Healthcare Trust of America Holdings LP, 3.5%, 8/1/26	221,479
200,000	Healthcare Trust of America Holdings LP, 3.75%, 7/1/27	211,038
50,000	Highwoods Realty LP, 3.2%, 6/15/21	50,798
290,000	Highwoods Realty LP, 3.625%, 1/15/23	300,840
105,000	Highwoods Realty LP, 4.125%, 3/15/28	112,302
255,000	iStar, Inc., 4.25%, 8/1/25	230,775
110,000	iStar, Inc., 4.75%, 10/1/24	102,712
318,000	MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29	319,590
235,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	248,168
180,000	Simon Property Group LP, 3.25%, 9/13/49	167,822
75,000	UDR, Inc., 2.95%, 9/1/26	79,431
201,000	UDR, Inc., 4.0%, 10/1/25	224,188
180,000	UDR, Inc., 4.4%, 1/26/29	209,923
219,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	221,906
	Total REITs	$ 4,005,103
	Retail – 0.6%
125,000	AutoNation, Inc., 4.75%, 6/1/30	$ 135,446
201,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	179,392
75,000	Dollar General Corp., 4.125%, 4/3/50	89,746
165,000	Lowe’s Cos, Inc., 5.125%, 4/15/50	225,185
80,000	McDonald’s Corp., 4.2%, 4/1/50	96,994
35,000	QVC, Inc., 4.75%, 2/15/27	33,845
140,000	Starbucks Corp., 3.35%, 3/12/50	142,586
100,000	TJX Cos., Inc., 4.5%, 4/15/50	128,502
	Total Retail	$ 1,031,696

The accompanying notes are an integral part of these financial statements.
23

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Semiconductors – 0.8%
158,000	Broadcom, Inc., 4.11%, 9/15/28 (144A)	$ 172,145
116,000	Broadcom, Inc., 4.25%, 4/15/26 (144A)	129,097
100,000	Broadcom, Inc., 4.3%, 11/15/32 (144A)	109,718
475,000	Broadcom, Inc., 5.0%, 4/15/30 (144A)	545,952
210,000	Intel Corp., 4.95%, 3/25/60	308,471
85,000	NVIDIA Corp., 3.5%, 4/1/40	99,143
70,000	NVIDIA Corp., 3.5%, 4/1/50	79,979
70,000	NVIDIA Corp., 3.7%, 4/1/60	83,114
	Total Semiconductors	$ 1,527,619
	Software – 0.7%
470,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 502,426
194,000	Fiserv, Inc., 3.8%, 10/1/23	211,965
295,000	Infor, Inc., 1.75%, 7/15/25 (144A)	296,232
220,000	Oracle Corp., 3.85%, 4/1/60	257,504
	Total Software	$ 1,268,127
	Telecommunications – 1.0%
255,000	Altice France SA, 5.5%, 1/15/28 (144A)	$ 257,550
440,000	AT&T, Inc., 3.65%, 6/1/51	460,689
350,000	AT&T, Inc., 3.85%, 6/1/60	373,231
40,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	38,850
182,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	163,927
95,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	95,712
195,000	T-Mobile USA, Inc., 3.875%, 4/15/30 (144A)	217,027
95,000	T-Mobile USA, Inc., 4.5%, 4/15/50 (144A)	113,072
	Total Telecommunications	$ 1,720,058
	Transportation – 0.7%
109,000	Canadian Pacific Railway Co., 2.05%, 3/5/30	$ 111,558
575,000	Union Pacific Corp., 3.375%, 2/1/35	647,115
359,000	Union Pacific Corp., 3.75%, 2/5/70	399,893
90,000	United Parcel Service, Inc., 5.3%, 4/1/50	129,520
	Total Transportation	$ 1,288,086
	Trucking & Leasing – 0.4%
221,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.7%, 3/14/23 (144A)	$ 226,183
95,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%, 11/1/29 (144A)	96,836
170,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%, 2/1/22 (144A)	174,391
156,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%, 4/1/27 (144A)	168,337
	Total Trucking & Leasing	$ 665,747
	Water – 0.1%
110,000	Essential Utilities, Inc., 3.351%, 4/15/50	$ 114,672
110,000	Essential Utilities, Inc., 3.566%, 5/1/29	122,128
	Total Water	$ 236,800
	TOTAL CORPORATE BONDS
	(Cost $73,843,832)	$ 77,668,261

The accompanying notes are an integral part of these financial statements.
24

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
FOREIGN GOVERNMENT BOND – 0.3% of Net Assets
Mexico – 0.3%
475,000	Mexico Government International Bond, 4.6%, 2/10/48	$ 492,812
	Total Mexico	$ 492,812
TOTAL FOREIGN GOVERNMENT BOND
	(Cost $437,965)	$ 492,812

Face
Amount
USD ($)
INSURANCE-LINKED SECURITIES – 0.0%† of Net Assets(f)
Reinsurance Sidecars – 0.0%†
Multiperil – Worldwide – 0.0%†
50,000+(g)(h)	Lorenz Re 2018, 7/1/21	$ 2,185
25,723+(g)(h)	Lorenz Re 2019, 6/30/22	20,329
	Total Reinsurance Sidecars	$ 22,514
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $39,391)	$ 22,514

Principal
Amount
USD ($)
MUNICIPAL BONDS – 0.0%† of Net Assets(i)
Municipal General – 0.0%†
50,000	Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%, 5/15/32	$ 54,447
	Total Municipal General	$ 54,447
Municipal Higher Education – 0.0%†
10,000	Trustees of Amherst College, 3.794%, 11/1/42	$ 11,313
	Total Municipal Higher Education	$ 11,313
TOTAL MUNICIPAL BONDS
	(Cost $62,530)	$ 65,760
SENIOR SECURED FLOATING RATE LOAN INTERESTS – 1.5%
of Net Assets*(b)
Automobile – 0.1%
70,049	American Axle & Manufacturing, Inc., Tranche B Term Loan, 3.0% (LIBOR + 225 bps), 4/6/24	$ 66,722
25,073	CWGS Group LLC (aka Camping World, Inc.), Term Loan, 1.373% (LIBOR + 275 bps), 11/8/23	22,997
68,333	Goodyear Tire & Rubber Co., Second Lien Term Loan, 0.2% (LIBOR + 200 bps), 3/3/25	65,848
	Total Automobile	$ 155,567
Automotive – 0.0%†
75,096	TI Group Automotive Systems LLC, Initial US Term Loan, 0.75% (LIBOR + 250 bps), 6/30/22	$ 72,655
	Total Automotive	$ 72,655
Beverage, Food & Tobacco – 0.1%
175,494	JBS USA Lux SA (fka JBS USA LLC), New Term Loan, 1.072% (LIBOR + 200 bps), 5/1/26	$ 168,523
	Total Beverage, Food & Tobacco	$ 168,523
Broadcasting & Entertainment – 0.1%
117,266	Sinclair Television Group, Inc., Tranche B Term Loan, 0.18% (LIBOR + 225 bps), 1/3/24	$ 112,380
	Total Broadcasting & Entertainment	$ 112,380

The accompanying notes are an integral part of these financial statements.
25

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
Computers & Electronics – 0.0%†
51,125	Energy Acquisition LP (aka Electrical Components International), First Lien Initial
	Term Loan, 0.178% (LIBOR + 425 bps), 6/26/25	$ 40,900
	Total Computers & Electronics	$ 40,900
Diversified & Conglomerate Service – 0.2%
96,002	Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.),
	Term B Loan, 2.5% (LIBOR + 175/PRIME + 75 + 175 bps), 11/7/23	$ 93,762
96,750	Team Health Holdings, Inc., Initial Term Loan, 1.0% (LIBOR + 275 bps), 2/6/24	75,126
183,750	West Corp., Incremental Term B-1 Loan, 1.0% (LIBOR + 350 bps), 10/10/24	158,178
	Total Diversified & Conglomerate Service	$ 327,066
Electric & Electrical – 0.0%†
40,832	Rackspace Hosting, Inc., First Lien Term B Loan, 1.0% (LIBOR + 300 bps), 11/3/23	$ 38,872
	Total Electric & Electrical	$ 38,872
Electronics – 0.1%
172,598	Scientific Games International, Inc., Initial Term B-5 Loan, 3.476% (LIBOR +
	275 bps), 8/14/24	$ 153,008
68,785	Verint Systems, Inc., Refinancing Term Loan, 0.173% (LIBOR + 200 bps), 6/28/24	66,893
	Total Electronics	$ 219,901
Environmental Services – 0.1%
196,391	GFL Environmental, Inc., Effective Date Incremental Term Loan, 4.0% (LIBOR +
	300 bps), 5/30/25	$ 191,399
	Total Environmental Services	$ 191,399
Healthcare & Pharmaceuticals – 0.1%
121,563	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First Lien Initial Term Loan,
	0.178% (LIBOR + 350 bps), 9/26/24	$ 114,603
171,033	Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan, 0.75% (LIBOR + 425 bps), 4/29/24	161,156
	Total Healthcare & Pharmaceuticals	$ 275,759
Healthcare, Education & Childcare – 0.1%
216,278	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term B-3 Loan, 4.75% (LIBOR +
	375 bps), 2/21/25	$ 185,675
	Total Healthcare, Education & Childcare	$ 185,675
Hotel, Gaming & Leisure – 0.1%
153,269	1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim
	Hortons), Term B-4 Loan, 0.178% (LIBOR + 175 bps), 11/19/26	$ 145,720
	Total Hotel, Gaming & Leisure	$ 145,720
Insurance – 0.1%
132,082	Asurion LLC (fka Asurion Corp.), New Term B7 Loan, 3.989% (LIBOR + 300 bps), 11/3/24	$ 127,914
90,962	Confie Seguros Holding II Co., Term B Loan, 6.363% (LIBOR + 475 bps), 4/19/22	81,790
	Total Insurance	$ 209,704
Leasing – 0.2%
52,217	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 0.75% (LIBOR + 175 bps), 1/15/25	$ 48,787
63,029	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 0.75% (LIBOR + 150 bps), 2/12/27	57,593
185,725	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche B-1 Term Loan, 0.308%
	(LIBOR + 375 bps), 9/11/23	178,064
	Total Leasing	$ 284,444

The accompanying notes are an integral part of these financial statements.
26

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	Securities & Trusts – 0.1%
120,628	Stonepeak Lonestar Holdings LLC, Initial Term Loan, 1.135% (LIBOR + 450 bps), 10/19/26	$ 117,964
	Total Securities & Trusts	$ 117,964
	Telecommunications – 0.1%
99,500	CenturyLink, Inc., Term B Loan, 0.178% (LIBOR + 225 bps), 3/15/27	$ 94,106
72,869	Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Tranche B-2 Term Loan, 1.928%
	(LIBOR + 175 bps), 2/15/24	70,409
67,466	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 0.233% (LIBOR + 175 bps), 3/1/27	63,924
	Total Telecommunications	$ 228,439
	Utilities – 0.0%†
27,089	Eastern Power LLC (Eastern Covert Midco LLC) (aka TPF II LC LLC), Term Loan, 4.75%
	(LIBOR + 375 bps), 10/2/25	$ 26,351
	Total Utilities	$ 26,351
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $3,009,001)	$ 2,801,319
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 23.5% of Net Assets
1,000,000	Fannie Mae, 2.0%, 7/1/35 (TBA)	$ 1,034,531
1,000,000	Fannie Mae, 2.0%, 7/1/50 (TBA)	1,023,360
1,600,000	Fannie Mae, 2.5%, 7/1/50 (TBA)	1,668,000
18,136	Fannie Mae, 2.5%, 7/1/30	19,281
18,579	Fannie Mae, 2.5%, 7/1/30	19,718
32,688	Fannie Mae, 2.5%, 7/1/30	34,749
13,464	Fannie Mae, 2.5%, 2/1/43	14,260
57,523	Fannie Mae, 2.5%, 2/1/43	60,924
12,583	Fannie Mae, 2.5%, 3/1/43	13,327
11,844	Fannie Mae, 2.5%, 8/1/43	12,544
12,188	Fannie Mae, 2.5%, 4/1/45	12,909
12,685	Fannie Mae, 2.5%, 4/1/45	13,428
18,527	Fannie Mae, 2.5%, 4/1/45	19,615
28,916	Fannie Mae, 2.5%, 4/1/45	30,626
32,515	Fannie Mae, 2.5%, 4/1/45	34,438
43,410	Fannie Mae, 2.5%, 4/1/45	45,971
59,999	Fannie Mae, 2.5%, 4/1/45	63,548
57,295	Fannie Mae, 2.5%, 8/1/45	60,684
15,611	Fannie Mae, 3.0%, 3/1/29	16,497
61,082	Fannie Mae, 3.0%, 10/1/30	64,918
32,802	Fannie Mae, 3.0%, 8/1/42	35,673
286,231	Fannie Mae, 3.0%, 8/1/42	308,482
73,201	Fannie Mae, 3.0%, 9/1/42	79,149
139,250	Fannie Mae, 3.0%, 11/1/42	150,565
22,080	Fannie Mae, 3.0%, 12/1/42	23,969
62,258	Fannie Mae, 3.0%, 12/1/42	66,716
48,737	Fannie Mae, 3.0%, 2/1/43	52,909
56,980	Fannie Mae, 3.0%, 2/1/43	61,857
58,554	Fannie Mae, 3.0%, 3/1/43	63,566
70,934	Fannie Mae, 3.0%, 4/1/43	76,017
12,134	Fannie Mae, 3.0%, 5/1/43	13,173
15,804	Fannie Mae, 3.0%, 5/1/43	16,931

The accompanying notes are an integral part of these financial statements.
27

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
57,250	Fannie Mae, 3.0%, 5/1/43	$ 62,265
190,363	Fannie Mae, 3.0%, 5/1/43	203,929
32,467	Fannie Mae, 3.0%, 8/1/43	34,785
28,448	Fannie Mae, 3.0%, 9/1/43	30,487
25,698	Fannie Mae, 3.0%, 3/1/45	27,777
29,864	Fannie Mae, 3.0%, 4/1/45	32,279
152,271	Fannie Mae, 3.0%, 6/1/45	165,537
15,642	Fannie Mae, 3.0%, 5/1/46	16,975
77,149	Fannie Mae, 3.0%, 5/1/46	84,114
214,850	Fannie Mae, 3.0%, 1/1/47	234,247
277,000	Fannie Mae, 3.0%, 7/1/50 (TBA)	291,737
20,758	Fannie Mae, 3.5%, 11/1/40	22,452
8,917	Fannie Mae, 3.5%, 10/1/41	9,842
109,624	Fannie Mae, 3.5%, 6/1/42	119,877
59,424	Fannie Mae, 3.5%, 7/1/42	64,327
40,814	Fannie Mae, 3.5%, 8/1/42	44,631
60,363	Fannie Mae, 3.5%, 8/1/42	65,344
125,187	Fannie Mae, 3.5%, 5/1/44	135,827
55,586	Fannie Mae, 3.5%, 12/1/44	60,423
145,439	Fannie Mae, 3.5%, 2/1/45	159,375
235,857	Fannie Mae, 3.5%, 2/1/45	260,179
155,138	Fannie Mae, 3.5%, 6/1/45	166,793
174,229	Fannie Mae, 3.5%, 8/1/45	193,417
43,731	Fannie Mae, 3.5%, 9/1/45	48,241
94,750	Fannie Mae, 3.5%, 9/1/45	100,744
168,651	Fannie Mae, 3.5%, 9/1/45	182,092
239,942	Fannie Mae, 3.5%, 11/1/45	266,367
48,850	Fannie Mae, 3.5%, 5/1/46	53,403
14,367	Fannie Mae, 3.5%, 10/1/46	15,431
57,662	Fannie Mae, 3.5%, 1/1/47	61,168
174,131	Fannie Mae, 3.5%, 1/1/47	190,254
280,433	Fannie Mae, 3.5%, 1/1/47	301,390
269,702	Fannie Mae, 3.5%, 2/1/47	286,134
218,390	Fannie Mae, 3.5%, 12/1/47	231,526
199,210	Fannie Mae, 3.5%, 9/1/49	220,967
166,479	Fannie Mae, 4.0%, 10/1/40	187,745
21,523	Fannie Mae, 4.0%, 12/1/40	24,259
4,372	Fannie Mae, 4.0%, 11/1/41	4,785
5,962	Fannie Mae, 4.0%, 12/1/41	6,548
3,402	Fannie Mae, 4.0%, 1/1/42	3,735
44,613	Fannie Mae, 4.0%, 1/1/42	49,008
164,936	Fannie Mae, 4.0%, 1/1/42	181,146
44,982	Fannie Mae, 4.0%, 2/1/42	49,409
42,020	Fannie Mae, 4.0%, 4/1/42	45,916
110,129	Fannie Mae, 4.0%, 5/1/42	120,197
114,982	Fannie Mae, 4.0%, 7/1/42	125,866
323,228	Fannie Mae, 4.0%, 8/1/42	354,854
92,587	Fannie Mae, 4.0%, 8/1/43	100,895

The accompanying notes are an integral part of these financial statements.
28

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
151,457	Fannie Mae, 4.0%, 8/1/43	$ 165,703
96,912	Fannie Mae, 4.0%, 9/1/43	106,290
100,053	Fannie Mae, 4.0%, 9/1/43	109,785
85,259	Fannie Mae, 4.0%, 11/1/43	94,992
172,244	Fannie Mae, 4.0%, 12/1/43	188,871
21,377	Fannie Mae, 4.0%, 4/1/46	22,876
94,936	Fannie Mae, 4.0%, 6/1/46	102,045
96,755	Fannie Mae, 4.0%, 7/1/46	103,661
165,309	Fannie Mae, 4.0%, 7/1/46	177,614
94,670	Fannie Mae, 4.0%, 8/1/46	101,670
34,987	Fannie Mae, 4.0%, 11/1/46	37,391
39,771	Fannie Mae, 4.0%, 11/1/46	42,545
417,563	Fannie Mae, 4.0%, 1/1/47	446,025
69,543	Fannie Mae, 4.0%, 4/1/47	74,151
88,380	Fannie Mae, 4.0%, 4/1/47	95,955
119,211	Fannie Mae, 4.0%, 4/1/47	129,292
19,429	Fannie Mae, 4.0%, 6/1/47	21,095
42,301	Fannie Mae, 4.0%, 6/1/47	45,662
83,404	Fannie Mae, 4.0%, 6/1/47	89,464
91,857	Fannie Mae, 4.0%, 6/1/47	97,956
207,040	Fannie Mae, 4.0%, 6/1/47	221,110
65,343	Fannie Mae, 4.0%, 7/1/47	69,524
76,329	Fannie Mae, 4.0%, 7/1/47	82,893
63,732	Fannie Mae, 4.0%, 8/1/47	68,209
111,057	Fannie Mae, 4.0%, 8/1/47	118,382
170,908	Fannie Mae, 4.0%, 12/1/47	182,036
167,222	Fannie Mae, 4.5%, 8/1/40	185,976
29,260	Fannie Mae, 4.5%, 11/1/40	32,558
3,511	Fannie Mae, 4.5%, 4/1/41	3,906
82,445	Fannie Mae, 4.5%, 5/1/41	93,048
201,258	Fannie Mae, 4.5%, 5/1/41	223,888
230,845	Fannie Mae, 4.5%, 5/1/41	256,948
17,081	Fannie Mae, 4.5%, 12/1/41	18,439
48,727	Fannie Mae, 4.5%, 11/1/43	54,214
61,208	Fannie Mae, 4.5%, 2/1/44	67,993
69,320	Fannie Mae, 4.5%, 2/1/44	76,946
496,541	Fannie Mae, 4.5%, 6/1/44	552,601
151,377	Fannie Mae, 4.5%, 8/1/44	166,326
110,439	Fannie Mae, 4.5%, 5/1/46	120,003
58,112	Fannie Mae, 4.5%, 2/1/47	62,759
600,000	Fannie Mae, 4.5%, 7/1/50 (TBA)	644,672
345	Fannie Mae, 5.0%, 10/1/20	363
60,596	Fannie Mae, 5.0%, 5/1/31	67,944
4,891	Fannie Mae, 5.0%, 6/1/40	5,613
2,859	Fannie Mae, 5.0%, 7/1/40	3,281
5,232	Fannie Mae, 5.5%, 9/1/33	5,897
5,866	Fannie Mae, 5.5%, 12/1/34	6,688
18,898	Fannie Mae, 5.5%, 10/1/35	21,711

The accompanying notes are an integral part of these financial statements.
29

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
3,755	Fannie Mae, 6.0%, 9/1/29	$ 4,246
901	Fannie Mae, 6.0%, 10/1/32	1,005
2,489	Fannie Mae, 6.0%, 11/1/32	2,770
12,892	Fannie Mae, 6.0%, 11/1/32	14,357
7,970	Fannie Mae, 6.0%, 4/1/33	8,991
4,140	Fannie Mae, 6.0%, 5/1/33	4,615
9,095	Fannie Mae, 6.0%, 6/1/33	10,115
14,190	Fannie Mae, 6.0%, 7/1/34	16,153
1,679	Fannie Mae, 6.0%, 9/1/34	1,880
1,716	Fannie Mae, 6.0%, 7/1/38	1,929
196	Fannie Mae, 6.5%, 7/1/21	218
818	Fannie Mae, 6.5%, 4/1/29	910
1,953	Fannie Mae, 6.5%, 1/1/32	2,208
1,205	Fannie Mae, 6.5%, 2/1/32	1,375
2,208	Fannie Mae, 6.5%, 3/1/32	2,513
2,750	Fannie Mae, 6.5%, 4/1/32	3,059
1,163	Fannie Mae, 6.5%, 8/1/32	1,338
2,277	Fannie Mae, 6.5%, 8/1/32	2,599
18,942	Fannie Mae, 6.5%, 7/1/34	22,021
657	Fannie Mae, 7.0%, 11/1/29	659
1,041	Fannie Mae, 7.0%, 9/1/30	1,045
367	Fannie Mae, 7.0%, 7/1/31	377
1,693	Fannie Mae, 7.0%, 1/1/32	2,015
533	Fannie Mae, 7.5%, 2/1/31	638
3,092	Fannie Mae, 8.0%, 10/1/30	3,735
39,184	Federal Home Loan Mortgage Corp., 3.0%, 10/1/29	41,259
18,032	Federal Home Loan Mortgage Corp., 3.0%, 9/1/42	19,616
22,713	Federal Home Loan Mortgage Corp., 3.0%, 9/1/42	24,565
138,517	Federal Home Loan Mortgage Corp., 3.0%, 11/1/42	149,817
31,603	Federal Home Loan Mortgage Corp., 3.0%, 1/1/43	34,382
51,022	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	55,508
73,441	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	79,898
47,049	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	50,890
136,862	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	148,896
49,339	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	53,368
27,328	Federal Home Loan Mortgage Corp., 3.0%, 5/1/45	29,218
107,149	Federal Home Loan Mortgage Corp., 3.0%, 6/1/46	115,859
33,664	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	36,400
55,613	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	58,880
26,667	Federal Home Loan Mortgage Corp., 3.5%, 11/1/28	28,554
45,513	Federal Home Loan Mortgage Corp., 3.5%, 7/1/29	48,160
14,804	Federal Home Loan Mortgage Corp., 3.5%, 10/1/40	15,825
44,097	Federal Home Loan Mortgage Corp., 3.5%, 5/1/42	47,724
33,019	Federal Home Loan Mortgage Corp., 3.5%, 10/1/42	35,917
40,053	Federal Home Loan Mortgage Corp., 3.5%, 10/1/42	43,813
182,589	Federal Home Loan Mortgage Corp., 3.5%, 6/1/45	199,647
156,198	Federal Home Loan Mortgage Corp., 3.5%, 10/1/45	170,792
293,340	Federal Home Loan Mortgage Corp., 3.5%, 11/1/45	314,279

The accompanying notes are an integral part of these financial statements.
30

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
165,739	Federal Home Loan Mortgage Corp., 3.5%, 7/1/46	$ 182,910
236,069	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	257,865
296,360	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	321,914
290,033	Federal Home Loan Mortgage Corp., 3.5%, 12/1/46	317,167
18,117	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	19,687
180,129	Federal Home Loan Mortgage Corp., 3.5%, 1/1/48	191,075
152,835	Federal Home Loan Mortgage Corp., 4.0%, 11/1/41	172,461
119,275	Federal Home Loan Mortgage Corp., 4.0%, 10/1/42	130,574
25,233	Federal Home Loan Mortgage Corp., 4.0%, 10/1/43	27,596
17,985	Federal Home Loan Mortgage Corp., 4.0%, 5/1/46	19,405
79,813	Federal Home Loan Mortgage Corp., 4.0%, 6/1/46	85,983
122,873	Federal Home Loan Mortgage Corp., 4.0%, 7/1/46	132,441
100,329	Federal Home Loan Mortgage Corp., 4.0%, 8/1/46	108,029
35,145	Federal Home Loan Mortgage Corp., 4.0%, 3/1/47	37,777
56,558	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	61,411
74,604	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	80,226
180,889	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	196,379
458,730	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	492,701
517,963	Federal Home Loan Mortgage Corp., 4.5%, 8/1/49	556,388
463	Federal Home Loan Mortgage Corp., 5.0%, 12/1/21	487
3,302	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	3,785
3,659	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	4,194
6,240	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	7,009
16,437	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	18,890
8,776	Federal Home Loan Mortgage Corp., 5.5%, 9/1/33	10,056
11,958	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	13,728
689	Federal Home Loan Mortgage Corp., 6.0%, 10/1/32	767
3,091	Federal Home Loan Mortgage Corp., 6.0%, 11/1/32	3,440
4,112	Federal Home Loan Mortgage Corp., 6.0%, 12/1/32	4,787
7,250	Federal Home Loan Mortgage Corp., 6.0%, 2/1/33	8,445
2,896	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	3,240
756	Federal Home Loan Mortgage Corp., 6.0%, 12/1/36	851
2,168	Federal Home Loan Mortgage Corp., 6.5%, 1/1/29	2,437
1,069	Federal Home Loan Mortgage Corp., 6.5%, 4/1/31	1,219
4,007	Federal Home Loan Mortgage Corp., 6.5%, 10/1/31	4,459
1,477	Federal Home Loan Mortgage Corp., 6.5%, 2/1/32	1,661
1,858	Federal Home Loan Mortgage Corp., 6.5%, 3/1/32	2,068
8,129	Federal Home Loan Mortgage Corp., 6.5%, 4/1/32	9,409
3,352	Federal Home Loan Mortgage Corp., 6.5%, 7/1/32	3,847
206	Federal Home Loan Mortgage Corp., 7.0%, 8/1/22	208
932	Federal Home Loan Mortgage Corp., 7.0%, 9/1/22	959
1,019	Federal Home Loan Mortgage Corp., 7.0%, 2/1/31	1,197
704	Federal Home Loan Mortgage Corp., 7.0%, 3/1/32	710
1,804	Federal Home Loan Mortgage Corp., 7.0%, 4/1/32	2,093
28,571	Federal Home Loan Mortgage Corp., 7.0%, 10/1/46	29,588
1,281	Federal Home Loan Mortgage Corp., 7.5%, 8/1/31	1,506
148,583	Freddie Mac Pool, 4.0%, 4/1/47	158,940
357,149	Freddie Mac Pool, 4.0%, 4/1/47	381,160

The accompanying notes are an integral part of these financial statements.
31

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
255,729	Freddie Mac Pool, 4.0%, 5/1/47	$ 272,949
22,655	Freddie Mac Pool, 4.0%, 6/1/47	24,128
69,826	Freddie Mac Pool, 4.0%, 7/1/47	74,402
159,923	Freddie Mac Pool, 4.0%, 10/1/47	169,997
484,945	Freddie Mac Pool, 4.0%, 10/1/47	515,906
127,336	Freddie Mac Pool, 4.5%, 5/1/47	137,513
193,639	Government National Mortgage Association I, 3.5%, 11/15/41	206,806
74,279	Government National Mortgage Association I, 3.5%, 8/15/42	79,334
36,988	Government National Mortgage Association I, 3.5%, 10/15/42	39,484
115,350	Government National Mortgage Association I, 3.5%, 1/15/45	122,228
68,096	Government National Mortgage Association I, 3.5%, 8/15/46	71,830
61,608	Government National Mortgage Association I, 4.0%, 1/15/25	66,462
57,080	Government National Mortgage Association I, 4.0%, 8/15/43	64,383
213,980	Government National Mortgage Association I, 4.0%, 3/15/44	227,722
27,298	Government National Mortgage Association I, 4.0%, 9/15/44	29,537
79,521	Government National Mortgage Association I, 4.0%, 4/15/45	86,424
101,928	Government National Mortgage Association I, 4.0%, 6/15/45	110,862
13,066	Government National Mortgage Association I, 4.0%, 7/15/45	14,161
11,970	Government National Mortgage Association I, 4.0%, 8/15/45	12,980
57,473	Government National Mortgage Association I, 4.5%, 5/15/39	64,783
4,126	Government National Mortgage Association I, 4.5%, 8/15/41	4,546
5,108	Government National Mortgage Association I, 5.0%, 9/15/33	5,596
9,128	Government National Mortgage Association I, 5.5%, 3/15/33	10,210
9,580	Government National Mortgage Association I, 5.5%, 7/15/33	11,176
24,745	Government National Mortgage Association I, 5.5%, 8/15/33	28,867
10,313	Government National Mortgage Association I, 5.5%, 10/15/34	11,538
7,733	Government National Mortgage Association I, 6.0%, 4/15/28	8,800
7,647	Government National Mortgage Association I, 6.0%, 2/15/29	8,611
8,862	Government National Mortgage Association I, 6.0%, 9/15/32	10,209
1,391	Government National Mortgage Association I, 6.0%, 10/15/32	1,546
3,029	Government National Mortgage Association I, 6.0%, 10/15/32	3,368
10,229	Government National Mortgage Association I, 6.0%, 11/15/32	11,785
17,120	Government National Mortgage Association I, 6.0%, 11/15/32	19,128
5,176	Government National Mortgage Association I, 6.0%, 1/15/33	6,169
11,849	Government National Mortgage Association I, 6.0%, 12/15/33	13,452
8,140	Government National Mortgage Association I, 6.0%, 8/15/34	9,054
8,751	Government National Mortgage Association I, 6.0%, 8/15/34	10,426
968	Government National Mortgage Association I, 6.5%, 3/15/26	1,065
3,245	Government National Mortgage Association I, 6.5%, 6/15/28	3,572
3,281	Government National Mortgage Association I, 6.5%, 6/15/28	3,780
397	Government National Mortgage Association I, 6.5%, 2/15/29	437
3,263	Government National Mortgage Association I, 6.5%, 5/15/29	3,812
9,044	Government National Mortgage Association I, 6.5%, 5/15/29	10,531
2,132	Government National Mortgage Association I, 6.5%, 5/15/31	2,347
17,436	Government National Mortgage Association I, 6.5%, 7/15/31	19,193
3,108	Government National Mortgage Association I, 6.5%, 9/15/31	3,514
5,715	Government National Mortgage Association I, 6.5%, 10/15/31	6,291
1,828	Government National Mortgage Association I, 6.5%, 12/15/31	2,104

The accompanying notes are an integral part of these financial statements.
32

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
2,278	Government National Mortgage Association I, 6.5%, 12/15/31	$ 2,508
358	Government National Mortgage Association I, 6.5%, 4/15/32	406
1,073	Government National Mortgage Association I, 6.5%, 4/15/32	1,223
852	Government National Mortgage Association I, 6.5%, 6/15/32	938
1,482	Government National Mortgage Association I, 6.5%, 6/15/32	1,672
3,141	Government National Mortgage Association I, 6.5%, 6/15/32	3,458
4,598	Government National Mortgage Association I, 6.5%, 7/15/32	5,235
14,760	Government National Mortgage Association I, 6.5%, 12/15/32	17,587
14,039	Government National Mortgage Association I, 7.0%, 7/15/26	14,632
1,217	Government National Mortgage Association I, 7.0%, 9/15/27	1,244
13,470	Government National Mortgage Association I, 7.0%, 2/15/28	14,075
3,922	Government National Mortgage Association I, 7.0%, 11/15/28	4,337
3,130	Government National Mortgage Association I, 7.0%, 1/15/29	3,543
3,712	Government National Mortgage Association I, 7.0%, 6/15/29	4,059
619	Government National Mortgage Association I, 7.0%, 7/15/29	645
2,180	Government National Mortgage Association I, 7.0%, 7/15/29	2,456
608	Government National Mortgage Association I, 7.0%, 12/15/30	621
1,605	Government National Mortgage Association I, 7.0%, 2/15/31	1,643
2,097	Government National Mortgage Association I, 7.0%, 8/15/31	2,528
2,572	Government National Mortgage Association I, 7.0%, 5/15/32	2,574
184	Government National Mortgage Association I, 7.5%, 10/15/22	193
97	Government National Mortgage Association I, 7.5%, 6/15/23	97
32	Government National Mortgage Association I, 7.5%, 8/15/23	32
1,768	Government National Mortgage Association I, 7.5%, 10/15/29	1,841
7,662	Government National Mortgage Association II, 3.5%, 3/20/45	8,201
9,630	Government National Mortgage Association II, 3.5%, 4/20/45	10,331
17,908	Government National Mortgage Association II, 3.5%, 4/20/45	19,173
24,216	Government National Mortgage Association II, 3.5%, 4/20/45	26,056
99,683	Government National Mortgage Association II, 3.5%, 1/20/46	106,720
33,731	Government National Mortgage Association II, 3.5%, 3/20/46	36,620
191,951	Government National Mortgage Association II, 3.5%, 11/20/46	205,294
19,406	Government National Mortgage Association II, 4.0%, 8/20/39	21,405
22,744	Government National Mortgage Association II, 4.0%, 7/20/42	25,060
312,594	Government National Mortgage Association II, 4.0%, 7/20/44	340,763
30,297	Government National Mortgage Association II, 4.0%, 9/20/44	33,013
37,444	Government National Mortgage Association II, 4.0%, 3/20/46	40,518
112,980	Government National Mortgage Association II, 4.0%, 10/20/46	121,648
55,810	Government National Mortgage Association II, 4.0%, 2/20/48	61,377
63,562	Government National Mortgage Association II, 4.0%, 4/20/48	69,947
107,659	Government National Mortgage Association II, 4.0%, 12/20/49	114,152
1,140,441	Government National Mortgage Association II, 4.0%, 1/20/50	1,210,085
7,977	Government National Mortgage Association II, 4.5%, 9/20/41	8,762
51,536	Government National Mortgage Association II, 4.5%, 5/20/43	56,608
146,710	Government National Mortgage Association II, 4.5%, 1/20/44	160,838
121,324	Government National Mortgage Association II, 4.5%, 9/20/44	128,164
38,963	Government National Mortgage Association II, 4.5%, 10/20/44	42,718
79,278	Government National Mortgage Association II, 4.5%, 11/20/44	86,909
346,248	Government National Mortgage Association II, 4.5%, 2/20/48	375,913

The accompanying notes are an integral part of these financial statements.
33

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
668,700	Government National Mortgage Association II, 4.5%, 1/20/50	$ 714,879
9,009	Government National Mortgage Association II, 6.0%, 11/20/33	10,351
1,702	Government National Mortgage Association II, 6.5%, 8/20/28	1,953
2,636	Government National Mortgage Association II, 6.5%, 12/20/28	3,052
1,651	Government National Mortgage Association II, 6.5%, 9/20/31	1,943
1,837	Government National Mortgage Association II, 7.0%, 5/20/26	2,027
5,303	Government National Mortgage Association II, 7.0%, 2/20/29	6,101
812	Government National Mortgage Association II, 7.0%, 1/20/31	960
445	Government National Mortgage Association II, 7.5%, 8/20/27	515
148	Government National Mortgage Association II, 8.0%, 8/20/25	163
3,000,000(j)	U.S. Treasury Bill, 8/27/20	2,999,335
4,000,000(j)	U.S. Treasury Bill, 9/17/20	3,998,743
765,364	U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	974,961
2,219,781	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	2,931,560
1,736,189	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	2,313,725
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $40,055,223)	$ 42,546,280
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 99.1%
	(Cost $173,068,793)	$ 179,106,517

Change
in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
Shares		Income	Gain (Loss)	(Depreciation)
AFFILIATED ISSUER – 1.5%
CLOSED-END FUND – 1.5% of Net Assets
321,413(k)	Pioneer ILS Interval Fund	$ —	$ —	$67,497	$ 2,741,650
TOTAL CLOSED-END FUND
	(Cost $3,263,545)				$ 2,741,650
TOTAL INVESTMENTS IN AFFILIATED ISSUER – 1.5%
	(Cost $3,263,545)				$ 2,741,650
	OTHER ASSETS AND LIABILITIES – (0.6)%				$ (1,075,200)
	NET ASSETS – 100.0%				$180,772,967

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2020, the value of these securities amounted to $69,622,386, or 38.5% of net assets.

(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2020.

The accompanying notes are an integral part of these financial statements.
34

Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

+	Security that used significant unobservable inputs to determine its value.
(a)	Security is perpetual in nature and has no stated maturity date.
(b)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2020.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2020.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2020.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Securities are restricted as to resale.
(g)	Issued as preference shares.
(h)	Non-income producing security.
(i)	Consists of Revenue Bonds unless otherwise indicated.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(k)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc., (the “Adviser”).

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Long	Description	Date	Amount	Value	(Depreciation)
32	U.S. 2 Year Note (CBT)	9/30/20	$7,064,750	$7,066,500	$1,750
113	U.S. 5 Year Note (CBT)	9/30/20	14,169,140	14,208,867	39,727
11	U.S. Ultra Bond (CBT)	9/21/20	2,405,312	2,399,719	(5,593)
			$23,639,202	$23,675,086	$35,884

Number of		Expiration	Notional	Market	Unrealized
Contracts Short	Description	Date	Amount	Value	(Depreciation)
65	U.S. 10 Year Note (CBT)	9/21/20	$9,010,789	$9,046,172	$(35,383)
118	U.S. 10 Year Ultra	9/21/20	18,494,266	18,583,156	(88,890)
11	U.S. Long Bond (CBT)	9/21/20	1,952,156	1,964,188	(12,032)
			$29,457,211	$29,593,516	$(136,305)
TOTAL FUTURES CONTRACTS			$(5,818,009)	$(5,918,430)	$(100,421)

SWAP CONTRACT

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – SELL PROTECTION

Notional		Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	(Received)	(Depreciation)	Value
5,215,500	Markit CDX North America High Yield Index	Receive	5.00%	6/20/25	$(4,346)	$(28,986)	$(33,332)
TOTAL SWAP CONTRACTS					$(4,346)	$(28,986)	$(33,332)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 4,239,746	$25,159,945
Other Long-Term Securities	$48,389,949	$46,499,548

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2020, the Portfolio engaged in sales of $18,921 which resulted in a net realized gain/(loss) of $1,540.

At June 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $176,450,616 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,064,272
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,800,474)
Net unrealized appreciation	$5,263,798

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks	$2,069,280	$—	$—	$2,069,280
Asset Backed Securities	—	21,789,825	192,020	21,981,845
Collateralized Mortgage Obligations	—	20,946,396	—	20,946,396
Commercial Mortgage-Backed Securities	—	10,512,050	—	10,512,050
Corporate Bonds	—	77,668,261	—	77,668,261
Foreign Government Bond	—	492,812	—	492,812
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil - Worldwide	—	—	22,514	22,514
Municipal Bonds	—	65,760	—	65,760
Senior Secured Floating Rate Loan Interests	—	2,801,319	—	2,801,319
U.S. Government and Agency Obligations	—	42,546,280	—	42,546,280
Affiliated Closed-End Fund	—	2,741,650	—	2,741,650
Total Investments in Securities	$2,069,280	$179,564,353	$214,534	$181,848,167
Other Financial Instruments
Net unrealized depreciation on futures contracts	$(100,421)	$—	$—	$(100,421)
Swap contracts, at value	—	(33,332)	—	(33,332
Total Other Financial Instruments	$(100,421)	$(33,332)	$—	$(133,753)

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Insurance-	Asset
	Linked	Backed
	Securities	Securities	Total
Balance as of 12/31/19	$27,503	$—	$27,503
Realized gain (loss)(1)	—	—	—
Change in unrealized appreciation (depreciation)(2)	(91)	—	(91)
Accrued discounts/premiums	—	—	—
Purchases	—	—	—
Sales	(4,898)	—	(4,898)
Transfers in to Level 3*	—	192,020	192,020
Transfers out of Level 3*	—	—	—
Balance as of 6/30/20	$22,514	$192,020	$214,534

(1)	Realized gain (loss) on these securities is included in net realized gain (loss) on investments in the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.
*
Transfers are calculated on the beginning of period value. During the six months ended June 30, 2020, securities with an aggregate market value of $192,020 transferred from Level 2 to Level 3 due to the use of unobservable inputs. There were no other transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at June 30, 2020:	$(91)

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 6/30/20 (UNAUDITED)

ASSETS:
Investments in unaffiliated issuers, at value (cost $173,068,793)	$179,106,517
Investments in affiliated issuers, at value (cost $3,263,545)	2,741,650
Cash	1,312,090
Foreign currencies, at value (cost $115,518)	114,337
Futures collateral	199,159
Swaps collateral	728,494
Due from broker for futures	474,624
Due from broker for swaps	29,457
Variation margin for futures contracts	30,438
Variation margin for centrally cleared swap contracts	42,619
Receivables —
Investment securities sold	2,194,125
Portfolio shares sold	126,646
Dividends	9,280
Interest	1,087,919
Other assets	35,938
Total assets	$188,233,293

LIABILITIES:
Payables —
Investment securities purchased	$7,228,589
Portfolio shares repurchased	2,853
Net unrealized depreciation on futures contracts	100,421
Swap contracts, at value (net premiums received $4,346)	33,332
Due to affiliates	10,085
Accrued expenses	85,046
Total liabilities	$7,460,326

NET ASSETS:
Paid-in capital	$175,168,703
Distributable earnings	5,604,264
Net assets	$180,772,967

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $48,706,118/4,313,348 shares)	$11.29
Class II (based on $132,066,849/11,670,110 shares)	$11.32

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED 6/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$3,003,746
Dividends from unaffiliated issuers	47,080
Total investment income		$3,050,826

EXPENSES:
Management fees	$362,488
Administrative expense	49,803
Distribution fees
Class II	167,030
Custodian fees	53,220
Professional fees	29,787
Printing expense	12,677
Pricing fees	52,950
Trustees’ fees	4,186
Insurance expense	386
Miscellaneous	2,335
Total expenses		$734,862
Less fees waived and expenses reimbursed by the Adviser		(23,571)
Net expenses		$711,291
Net investment income		$2,339,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1,657,693
Short sales	(1,292)
Futures contracts	(156,842)
Swap contracts	(95,478)
Other assets and liabilities denominated in foreign currencies	602	$1,404,683
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$493,882
Investments in affiliated issuers	67,497
Futures contracts	(117,319)
Swap contracts	25,632
Other assets and liabilities denominated in foreign currencies	(1,190)	$468,502
Net realized and unrealized gain (loss) on investments		$1,873,185
Net increase in net assets resulting from operations		$4,212,720

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended
	6/30/20	Year Ended
	(unaudited)	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$2,339,535	$5,209,935
Net realized gain (loss) on investments	1,404,683	485,111
Change in net unrealized appreciation (depreciation) on investments	468,502	9,865,428
Net increase in net assets resulting from operations	$4,212,720	$15,560,474

DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.17 and $0.36 per share, respectively)	$(739,761)	$(1,582,496)
Class II ($0.16 and $0.33 per share, respectively)	(1,911,588)	(4,054,843)
Total distributions to shareowners	$(2,651,349)	$(5,637,339)

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$17,413,310	$31,325,218
Reinvestment of distributions	2,651,349	5,637,339
Cost of shares repurchased	(30,952,910)	(28,775,440)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$(10,888,251)	$8,187,117
Net increase (decrease) in net assets	$(9,326,880)	$18,110,252

NET ASSETS:
Beginning of period	$190,099,847	$171,989,595
End of period	$180,772,967	$190,099,847

	Six Months	Six Months
	Ended	Ended
	6/30/20	6/30/20	Year Ended	Year Ended
	Shares	Amount	12/31/19	12/31/19
	(unaudited)	(unaudited)	Shares	Amount
CLASS I
Shares sold	912,444	$10,131,184	996,128	$10,900,057
Reinvestment of distributions	67,087	739,761	143,788	1,582,496
Less shares repurchased	(1,063,812)	(11,807,338)	(1,109,052)	(12,124,372)
Net increase (decrease)	(84,281)	$(946,668)	30,864	$358,181
CLASS II
Shares sold	644,057	$7,282,126	1,849,187	$20,425,161
Reinvestment of distributions	172,955	1,911,588	367,521	4,054,843
Less shares repurchased	(1,742,459)	(19,145,572)	(1,510,116)	(16,651,068)
Net increase (decrease)	(925,447)	$(9,979,659)	706,592	$7,828,936

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*	12/31/15*
Class I
Net asset value, beginning of period	$11.17		$10.56	$11.04	$10.96	$10.83	$11.23
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.15		$0.33	$0.33	$0.29	$0.27	$0.28
Net realized and unrealized gain (loss) on investments	0.14		0.64	(0.42)	0.14	0.18	(0.25)
Net increase (decrease) from investment operations	$0.29		$0.97	$(0.09)	$0.43	$0.45	$0.03
Distributions to shareowners:
Net investment income	$(0.17)		$(0.36)	$(0.36)	$(0.31)	$(0.31)	$(0.33)
Net realized gain	—		—	(0.03)	(0.04)	(0.01)	(0.10)
Total distributions	$(0.17)		$(0.36)	$(0.39)	$(0.35)	$(0.32)	$(0.43)
Net increase (decrease) in net asset value	$0.12		$0.61	$(0.48)	$0.08	$0.13	$(0.40)
Net asset value, end of period	$11.29		$11.17	$10.56	$11.04	$10.96	$10.83
Total return (b)	2.65	%(c)	9.27%	(0.84)%	4.01%	4.10%	0.30%
Ratio of net expenses to average net assets	0.60	%(d)	0.59%	0.61%	0.61%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	2.76	%(d)	3.03%	3.07%	2.59%	2.46%	2.56%
Portfolio turnover rate	30	%(c)	48%	44%	42%	50%	41%
Net assets, end of period (in thousands)	$48,706		$49,115	$46,125	$49,672	$48,442	$24,785
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.63	%(d)	0.62%	0.64%	0.61%	0.68%	0.81%
Net investment income (loss) to average net assets	2.74	%(d)	3.00%	3.04%	2.59%	2.40%	2.37%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS	(continued)

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Class II
Net asset value, beginning of period	$11.19		$10.59	$11.07	$10.99	$10.85	$11.25
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.14		$0.31	$0.30	$0.26	$0.25	$0.24
Net realized and unrealized gain (loss) on investments	0.15		0.62	(0.42)	0.15	0.18	(0.23)
Net increase (decrease) from investment operations	$0.29		$0.93	$(0.12)	$0.41	$0.43	$0.01
Distributions to shareowners:
Net investment income	$(0.16)		$(0.33)	$(0.33)	$(0.29)	$(0.28)	$(0.31)
Net realized gain	—		—	(0.03)	(0.04)	(0.01)	(0.10)
Total distributions	$(0.16)		$(0.33)	$(0.36)	$(0.33)	$(0.29)	$(0.41)
Net increase (decrease) in net asset value	$0.13		$0.60	$(0.48)	$0.08	$0.14	$(0.40)
Net asset value, end of period	$11.32		$11.19	$10.59	$11.07	$10.99	$10.85
Total return (b)	2.61	%(c)	8.90%	(1.08)%	3.74%	3.92%	0.08%
Ratio of net expenses to average net assets	0.85	%(d)	0.84%	0.86%	0.86%	0.88%	0.84%
Ratio of net investment income (loss) to average net assets	2.52	%(d)	2.79%	2.83%	2.35%	2.21%	2.18%
Portfolio turnover rate	30	%(c)	48%	44%	42%	50%	41%
Net assets, end of period (in thousands)	$132,067		$140,985	$125,865	$122,239	$95,484	$65,727
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.88	%(d)	0.87%	0.89%	0.86%	0.94%	1.03%
Net investment income (loss) to average net assets	2.49	%(d)	2.76%	2.80%	2.35%	2.16%	1.99%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer Bond VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio seeks current income and total return.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Portfolio’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08 as of June 30, 2020. The implementation of ASU 2017-08 did not have a material impact on the Portfolio’s Financial Statements.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are values at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$5,637,339
Total	$5,637,339

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019:

2019
Distributable earnings:
Undistributed ordinary income	$131,093
Capital loss carryforward	(793,329)
Net unrealized appreciation	7,705,129
Total	$4,042,893

The difference between book basis and tax basis unrealized appreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, and credit default swaps, the mark to market of futures contracts and credit default swaps.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

E.    Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.   Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2020, is listed in the Schedule of Investments.
H.   Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended June 30, 2020, was $2,106,355. Open futures contracts outstanding at June 30, 2020, are listed in the Schedule of Investments.
I.    Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended June 30, 2020, was $131,576. Open credit default swap contracts at June 30, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are paid monthly and calculated daily at the annual rate of 0.40% of the Portfolio’s average daily net assets. For the six months ended June 30, 2020, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.40% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2020, the Adviser waived $23,571 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent Portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the six months ended June 30, 2020, if any, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $5,584 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
4. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,501 in distribution fees payable to the Distributor at June 30, 2020.
5. Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2020, was as follows:

Statement of Assets	Interest	Credit	Foreign	Equity	Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Liabilities
Net unrealized
depreciation on
futures contracts	$100,421	$–	$–	$–	$–
Swap contracts,
at value	–	33,332	–	–	–
Total Value	$100,421	$33,332	$–	$–	$–

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2020 was as follows:

Statement of	Interest	Credit	Foreign	Equity	Commodity
Operations	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Futures contracts	$(156,842)	$--	$–	$–	$–
Swap contracts	–	(95,478)	–	–	–
Total Value	$(156,842)	$(95,479)	$–	$–	$–
Change in net
unrealized appreciation
(depreciation) on:
Futures contracts	$(117,319)	$–	$–	$–	$–
Swap contracts	–	25,632	–	–	–
Total Value	$(117,319)	$25,632	$–	$–	$–

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Pioneer Bond VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
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Pioneer Variable Contracts Trust

Officers
Lisa M. Jones, President and Chief Executive Officer
Mark E. Bradley, Treasurer and Chief Financial and Accounting Officer
Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes

53

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19617-14-0820

PIONEER VARIABLE CONTRACTS TRUST

Pioneer Equity Income VCT Portfolio – Class I and II Shares
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.
You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.
SEMIANNUAL REPORT

June 30, 2020
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

PIONEER VARIABLE CONTRACTS TRUST

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 6/30/20

Sector Distribution
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*

1.	AstraZeneca Plc (A.D.R.)	2.70%
2.	Eli Lilly & Co.	2.63
3.	Verizon Communications, Inc.	2.33
4.	Abbott Laboratories	2.15
5.	Mondelez International, Inc.	2.06

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

PERFORMANCE UPDATE 6/30/20

Prices and Distributions

Net Asset Value per Share	6/30/20	12/31/19
Class I	$13.38	$16.65
Class II	$13.62	$16.92

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 6/30/20)	Income	Capital Gains	Capital Gains
Class I	$0.2100	$ –	$0.5737
Class II	$0.1900	$ –	$0.5737

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2020)

			Russell 1000
	Class I	Class II	Value Index
10 Years	10.96%	10.69%	10.41%
5 Years	6.41%	6.17%	4.64%
1 Year	-6.47%	-6.63%	-8.84%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
 Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio
Based on actual returns from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$851.80	$851.10
Expenses Paid During Period*	$3.64	$4.79

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.79%, 1.04% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$1,020.93	$1,019.69
Expenses Paid During Period*	$3.97	$5.22

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.79%, 1.04% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John A. Carey and Sammi Truong discuss the market environment for equities and the factors that affected the performance of Pioneer Equity Income VCT Portfolio during the six-month period ended June 30, 2020. Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Ms. Truong, a vice president and a portfolio manager at Amundi Pioneer, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio.
Q:   How did the Portfolio perform over the six-month period ended June 30, 2020?
A:   Pioneer Equity Income VCT Portfolio’s Class I shares returned -14.82% at net asset value during the six-month period ended June 30, 2020, and Class II shares returned -14.89%, while the Portfolio’s benchmark, the Russell 1000 Value Index, returned -16.26%.
Q:   How would you describe the market for equities during the six-month period ended June 30, 2020, particularly for the types of equities deemed appropriate for the Portfolio?
A:   The six-month period was quite volatile and unprecedented. At the outset of the period, which coincided with the beginning of the 2020 calendar year, the stock market seemed poised to continue an upward trend that saw equities achieve new highs towards the end of 2019, as trade tensions between the United States and China appeared to be easing. Discussions between the two countries had led to the signing of the Phase One trade deal in January 2020, in which China agreed to buy at least $200 billion more in U.S. products and services by 2021, and committed to stronger protection for intellectual property rights. In exchange, the United States agreed to roll back certain tariffs on Chinese goods.
However, optimism for economic growth quickly faded with the emergence of the coronavirus (COVID-19), which began to spread from China to other countries at an alarming pace. As governments around the world, including inside the U.S., shut down large swaths of their economies by putting restrictions in place to curtail the spread of the virus, business conditions deteriorated and unemployment surged. The stock market plunged by more than 30% during the initial stages of the COVID-19 crisis as virus concerns increased and containment measures expanded, before bouncing off its lows towards the end of the first quarter and then rallying in the second quarter, with positive momentum driven by hopes that government and central-bank stimulus measures around the globe could help to stabilize economic conditions.
Growth stocks widened their performance lead over value stocks during the six-month period, as investors continued to emphasize shares of growth names perceived to be less tied to the economic cycle in the uncertain environment. The Russell 1000 Growth Index advanced by 9.81% for the six-month period, while the Portfolio’s benchmark, the Russell 1000 Value Index (the Russell Index), declined by more than 16% during the same timeframe. Despite those performance numbers, we have continued to believe that many value stocks present potentially attractive long-term return prospects.
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Q:   Could you please discuss the main factors that affected the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2020, and discuss any investments or strategies that significantly helped or hurt benchmark-relative returns?
A:   The Portfolio’s performance during the six-month period, while negative, did outpace the performance of the benchmark Russell Index. Benchmark-relative performance attributable to sector allocations was neutral during the period.
With regard to individual Portfolio holdings, Eli Lilly (health care), AstraZeneca (health care), and Clorox (consumer staples) were top positive contributors to the Portfolio’s benchmark-relative returns during the six-month period, while Cedar Fair (consumer discretionary), Occidental Petroleum (energy), and Nordstrom (consumer discretionary) were detractors from relative performance.
Cedar Fair, an amusement-park operator, had seen a strong start to the calendar year before the COVID-19 pandemic led the company to close its parks to help stem the spread of the virus. We have remained patient, however, as we believe the company could be able to maintain its liquidity through 2021 and weather the tumultuous conditions. Nordstrom has continued to face trouble as a “brick-and-mortar” retailer, a sub-sector already beset by problems due to the emergence of e-commerce. COVID-19 has served to exacerbate those headwinds as stores have closed and consumers have refrained from making discretionary purchases. Occidental Petroleum saw its share price decline during the six-month period, with demand for gasoline plunging as many people sheltered in place. We exited the Portfolio’s positions in both Nordstrom and Occidental Petroleum during the six-month period, judging that the longer-term as well as shorter-term prospects for both companies had become impaired.
On the positive side, the Portfolio’s pharmaceutical holdings, particularly Eli Lilly and AstraZeneca, performed well, as the companies have continued to show prospects for growth in pharmaceutical products. Clorox, too, saw its share price rise on higher demand for its disinfecting and other stay-at-home products, such as water filters and trash bags.
Q:   Could you highlight some of the more notable changes you made to the Portfolio during the six-month period ended June 30, 2020?
A:   During the six-month period, we added five positions to the Portfolio, and exited a dozen positions. In consumer discretionary, we sold out of Nordstrom and Intercontinental Group, and initiated a position in TJX. With its robust balance sheet, we see opportunities for off-price operator TJX to potentially gain an additional share of the consumer’s wallet from weaker, mall-based retailers over the long-term. We liquidated the Portfolio’s position in Occidental Petroleum and scaled back investments in the energy sector in general due to oil supply-demand concerns. Another notable change was our reduction of the Portfolio’s exposure to the financials sector. We exited positions in Comerica, Discover Financial, and Huntington Bancshares during the six-month period, while initiating a position in Canadian Imperial Bank of Commerce, where we saw better appreciation prospects relative to the company’s current valuation.
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

Other additions to the Portfolio during the six-month period included Caterpillar, in industrials, Digital Realty Trust, in real estate, and American Water Works, in utilities.
Q:   Did the Portfolio have any exposure to derivatives during the six-month period ended June 30, 2020?
A:   No. The Portfolio had no exposure to derivatives during the period.
Q:   The Portfolio typically places emphasis on dividend-paying* stocks. How would you describe the environment for dividends during the six-month period ended June 30, 2020?
A:   The dividend yield on the Russell Index increased from about 2.6% at the beginning of the six-month period to 3.1%, while the current yield on the 10-Year U.S. Treasury bond fell by more than a full percentage point. As the yield difference between the two widened, dividend-paying stocks began to appear more attractive to investors seeking current income.
One should note, however, that the dividend yield on the Russell Index increased on the back of share-price declines rather than as a result of companies raising their dividends. Indeed, in an effort to preserve cash through economic uncertainty, a number of companies announced dividend suspensions or cuts. We think it is even more prudent during this uncertain time to take a cautious approach, and we have continued to focus on investments in areas of the market where we believe future dividend growth is possible, rather than on stocks that may be offering high current yield potential.
Q:   What is your outlook for equities as the U.S. economy continues to deal with the effects of the COVID-19 situation?
A:   With the sharp drop in revenues at many companies due to the virus-related shutdowns, current expectations are that corporate earnings reports for the second quarter could be very weak. Many companies have actually withdrawn earnings guidance for the year, as the economic effects of COVID-19 have remained uncertain and dependent on the duration of the crisis. Absent a cure or a vaccine for COVID-19, which would take time to develop, we suspect that consumers will need to adjust to this new way of life — where social distancing is the norm and avoidance of large crowds could continue.
We are cautious on the stock market, and so we are paying even more attention than usual to financial strength and business resilience when picking investments for the Portfolio.
Thank you for your support.
*      Dividends are not guaranteed.
Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
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SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)

Shares		Value
	UNAFFILIATED ISSUERS – 98.7%
	COMMON STOCKS – 97.7%
	of Net Assets
	Aerospace & Defense – 0.2%
3,971	Raytheon Technologies Corp.	$ 244,693
	Total Aerospace & Defense	$ 244,693
	Air Freight & Logistics – 0.5%
6,878	CH Robinson Worldwide, Inc.	$ 543,775
	Total Air Freight &
	Logistics	$ 543,775
	Auto Components – 1.3%
35,797	BorgWarner, Inc.	$ 1,263,634
	Total Auto Components	$ 1,263,634
	Banks – 6.3%
75,970	Bank of America Corp.	$ 1,804,288
6,804	Canadian Imperial Bank of Commerce	455,664
9,071	JPMorgan Chase & Co.	853,218
9,164	M&T Bank Corp.	952,781
12,376	PNC Financial Services Group, Inc.	1,302,079
27,617	Truist Financial Corp.	1,037,018
	Total Banks	$ 6,405,048
	Capital Markets – 6.4%
33,871	Bank of New York Mellon Corp.	$ 1,309,114
21,911	Morgan Stanley	1,058,301
11,528	Northern Trust Corp.	914,632
19,086	State Street Corp.	1,212,915
15,805	T Rowe Price Group, Inc.	1,951,918
	Total Capital Markets	$ 6,446,880
	Chemicals – 2.7%
12,288	Celanese Corp.	$ 1,060,946
6,299	Corteva, Inc.	168,750
9,433	Dow, Inc.	384,489
8,664	DuPont de Nemours, Inc.	460,318
4,251	FMC Corp.	423,485
4,489	Johnson Matthey Plc (A.D.R.)	232,934
	Total Chemicals	$ 2,730,922
	Commercial Services &
	Supplies – 1.0%
9,109	MSA Safety, Inc.	$ 1,042,434
	Total Commercial Services &
	Supplies	$ 1,042,434
	Communications
	Equipment – 0.9%
19,247	Cisco Systems, Inc.	$ 897,680
	Total Communications
	Equipment	$ 897,680
	Distributors – 0.9%
10,604	Genuine Parts Co.	$ 922,124
	Total Distributors	$ 922,124

Shares		Value
	Diversified
	Telecommunication
	Services – 2.8%
11,125	BCE, Inc.	$ 464,691
41,937	Verizon Communications, Inc.	2,311,987
	Total Diversified
	Telecommunication Services	$ 2,776,678
	Electric Utilities – 1.7%
35,466	Alliant Energy Corp.	$ 1,696,694
	Total Electric Utilities	$ 1,696,694
	Electrical Equipment – 0.5%
8,517	Emerson Electric Co.	$ 528,310
	Total Electrical Equipment	$ 528,310
	Electronic Equipment,
	Instruments &
	Components – 0.8%
9,417	TE Connectivity, Ltd.	$ 767,957
	Total Electronic Equipment,
	Instruments & Components	$ 767,957
	Equity Real Estate
	Investment Trusts (REITs) – 3.4%
11,749	Alexandria Real Estate Equities, Inc.	$ 1,906,275
7,625	Camden Property Trust	695,553
3,508	Digital Realty Trust, Inc.	498,522
3,318	Prologis, Inc.	309,669
	Total Equity Real Estate
	Investment Trusts (REITs)	$ 3,410,019
	Food & Staples
	Retailing – 0.8%
6,832	Walmart, Inc.	$ 818,337
	Total Food & Staples
	Retailing	$ 818,337
	Food Products – 8.5%
1,764	Calavo Growers, Inc.	$ 110,973
19,100	General Mills, Inc.	1,177,515
5,125	Hershey Co.	664,303
4,654	JM Smucker Co.	492,440
5,388	John B Sanfilippo & Son, Inc.	459,758
17,637	Kellogg Co.	1,165,100
13,953	Lamb Weston Holdings, Inc.	892,015
4,866	McCormick & Co., Inc.	873,009
40,010	Mondelez International, Inc.	2,045,711
6,516	Nestle S.A. (A.D.R.)	719,627
	Total Food Products	$ 8,600,451
	Gas Utilities – 0.4%
9,399	National Fuel Gas Co.	$ 394,100
	Total Gas Utilities	$ 394,100

The accompanying notes are an integral part of these financial statements.
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SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Shares		Value
	Health Care Equipment &
	Supplies – 3.6%
23,324	Abbott Laboratories	$ 2,132,513
2,759	Becton Dickinson and Co.	660,146
23,096	Smith & Nephew Plc (A.D.R.)	880,420
	Total Health Care Equipment
	& Supplies	$ 3,673,079
	Health Care Providers &
	Services – 3.9%
8,602	AmerisourceBergen Corp.	$ 866,824
2,106	Anthem, Inc.	553,836
10,825	CVS Health Corp.	703,300
2,247	Humana, Inc.	871,274
8,243	Quest Diagnostics, Inc.	939,372
	Total Health Care Providers
	& Services	$ 3,934,606
	Hotels, Restaurants &
	Leisure – 1.2%
27,015	Cedar Fair LP	$ 742,912
3,831	Cracker Barrel Old Country Store, Inc.	424,896
	Total Hotels, Restaurants &
	Leisure	$ 1,167,808
	Household Products – 1.4%
6,498	Clorox Co.	$ 1,425,466
	Total Household Products	$ 1,425,466
	Industrial
	Conglomerates – 1.0%
6,686	Honeywell International, Inc.	$ 966,729
	Total Industrial Conglomerates	$ 966,729
	Insurance – 6.4%
13,095	Chubb, Ltd.	$ 1,658,089
9,934	Fidelity National Financial, Inc.	304,576
9,606	First American Financial Corp.	461,280
23,693	Lincoln National Corp.	871,665
18,330	Progressive Corp.	1,468,416
45,076	Sun Life Financial, Inc.	1,656,543
	Total Insurance	$ 6,420,569
	IT Services – 2.1%
2,185	Accenture Plc	$ 469,163
1,759	Automatic Data Processing, Inc.	261,898
2,275	Fidelity National Information
	Services, Inc.	305,055
9,029	Leidos Holdings, Inc.	845,746
3,555	Paychex, Inc.	269,291
	Total IT Services	$ 2,151,153
	Leisure Products – 0.3%
3,981	Hasbro, Inc.	$ 298,376
	Total Leisure Products	$ 298,376

Shares		Value
	Machinery – 5.1%
5,271	Caterpillar, Inc.	$ 666,782
65,047	Gorman-Rupp Co.	2,021,661
21,184	Komatsu, Ltd. (A.D.R.)	433,001
20,171	PACCAR, Inc.	1,509,799
11,477	Timken Co.	522,088
	Total Machinery	$ 5,153,331
	Media – 0.7%
17,197	Comcast Corp.	$ 670,339
	Total Media	$ 670,339
	Metals & Mining – 4.3%
12,842	Kaiser Aluminum Corp.	$ 945,428
14,427	Materion Corp.	887,116
24,073	Nucor Corp.	996,863
15,824	Reliance Steel & Aluminum Co.	1,502,173
	Total Metals & Mining	$ 4,331,580
	Multiline Retail – 1.5%
12,463	Target Corp.	$ 1,494,687
	Total Multiline Retail	$ 1,494,687
	Multi-Utilities – 3.5%
13,617	Ameren Corp.	$ 958,092
12,023	CMS Energy Corp.	702,384
21,089	WEC Energy Group, Inc.	1,848,451
	Total Multi-Utilities	$ 3,508,927
	Oil, Gas & Consumable
	Fuels – 5.4%
14,361	Chevron Corp.	$ 1,281,432
16,822	ConocoPhillips	706,860
27,137	Exxon Mobil Corp.	1,213,567
17,584	Phillips 66	1,264,290
16,078	Valero Energy Corp.	945,708
	Total Oil, Gas &
	Consumable Fuels	$ 5,411,857
	Pharmaceuticals – 8.5%
50,799	AstraZeneca Plc (A.D.R.)	$ 2,686,759
15,920	Eli Lilly & Co.	2,613,746
22,952	Merck & Co., Inc.	1,774,878
22,162	Novo Nordisk AS (A.D.R.)	1,451,168
	Total Pharmaceuticals	$ 8,526,551
	Semiconductors &
	Semiconductor Equipment – 4.9%
8,488	Analog Devices, Inc.	$ 1,040,968
4,110	Cabot Microelectronics Corp.	573,509
10,118	KLA-Tencor Corp.	1,967,749
10,733	Texas Instruments, Inc.	1,362,769
	Total Semiconductors &
	Semiconductor Equipment	$ 4,944,995

The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Shares		Value
Specialty Retail – 1.0%
2,046	Home Depot, Inc.	$ 512,543
9,607	TJX Cos., Inc.	485,730
	Total Specialty Retail	$ 998,273
Textiles, Apparel &
Luxury Goods – 2.0%
12,640	Carter’s, Inc.	$ 1,020,048
15,545	VF Corp.	947,312
Total Textiles, Apparel &
	Luxury Goods	$ 1,967,360
Trading Companies &
Distributors – 1.6%
22,926	Fastenal Co.	$ 982,150
80,520	Ferguson Plc (A.D.R.)	656,246
Total Trading Companies &
	Distributors	$ 1,638,396
Water Utilities – 0.2%
1,822	American Water Works Co., Inc.	$ 234,419
	Total Water Utilities	$ 234,419
TOTAL COMMON STOCKS
	(Cost $80,647,813)	$ 98,408,237

Principal
Amount
USD ($)
U.S. GOVERNMENT AND AGENCY
OBLIGATION – 1.0% of Net Assets
1,000,000(a)	U.S. Treasury Bill, 7/7/20	$ 999,980
TOTAL U.S. GOVERNMENT AND
AGENCY OBLIGATION
	(Cost $999,978)	$ 999,980
TOTAL INVESTMENTS IN
UNAFFILIATED ISSUERS – 98.7%
	(Cost $81,647,791)	$ 99,408,217
OTHER ASSETS AND
	LIABILITIES – 1.3%	$ 1,330,518
	NET ASSETS – 100.0%	$100,738,735

REIT	Real Estate Investment Trust.
(A.D.R.)	American Depositary Receipts.
(a)	Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2020, aggregated $5,933,999 and $15,863,256, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2020, the Portfolio did not engage in any cross trade activity.
At June 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $81,411,037 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost	$23,922,860
Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value	(5,925,680)
Net unrealized appreciation	$17,997,180

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements —Note 1A.
The following is a summary of the inputs used as of June 30, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$98,408,237	$–	$–	$98,408,237
U.S. Government and
Agency Obligation	–	999,980	–	999,980
Total Investments
in Securities	$98,408,237	$999,980	$–	$99,408,217

During the six months ended June 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 6/30/20 (UNAUDITED)

ASSETS:
Investments in unaffiliated issuers, at value (cost $81,647,791)	$99,408,217
Cash	1,055,549
Foreign currencies, at value (cost $6,499)	6,102
Receivables —
Portfolio shares sold	89,415
Dividends	208,650
Interest	26,325
Other assets	3,377
Total assets	$100,797,635

LIABILITIES:
Payables —
Portfolio shares repurchased	$14,243
Trustees’ fees	65
Administrative fees	6,193
Professional fees	23,529
Printing expense	3,345
Due to affiliates
Management fees	8,738
Distributions	1,047
Other due to affiliates	103
Accrued expenses	1,637
Total liabilities	$58,900

NET ASSETS:
Paid-in capital	$86,323,765
Distributable earnings	14,414,970
Net assets	$100,738,735

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $69,373,694/5,184,569 shares)	$13.38
Class II (based on $31,365,041/2,303,648 shares)	$13.62

The accompanying notes are an integral part of these financial statements.
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STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED 6/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $12,718)	$1,550,214
Interest from unaffiliated issuers	6,904
Total investment income		$1,557,118

EXPENSES:
Management fees	$342,977
Administrative expense	39,849
Distribution fees
Class II	40,451
Custodian fees	1,734
Professional fees	22,347
Printing expense	4,498
Trustees' fees	3,821
Insurance expense	256
Miscellaneous	702
Total expenses		$456,635
Net investment income		$1,100,483

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(4,064,439)
Other assets and liabilities denominated in foreign currencies	(5)	$(4,064,444)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(15,697,258)
Other assets and liabilities denominated in foreign currencies	317	$(15,696,941)
Net realized and unrealized gain (loss) on investments		$(19,761,385)
Net decrease in net assets resulting from operations		$(18,660,902)

The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	6/30/20	Ended
	(unaudited)	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$1,100,483	$2,612,778
Net realized gain (loss) on investments	(4,064,444)	5,251,088
Change in net unrealized appreciation (depreciation) on investments	(15,696,941)	20,166,158
Net increase (decrease) in net assets resulting from operations	$(18,660,902)	$28,030,024

DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.78 and $11.63 per share, respectively)	$(3,892,692)	$(39,584,740)
Class II ($0.76 and $11.57 per share, respectively)	(1,694,954)	(15,785,052)
Total distributions to shareowners	$(5,587,646)	$(55,369,792)

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$4,860,539	$8,799,744
Reinvestment of distributions	5,587,646	55,369,792
Cost of shares repurchased	(13,991,464)	(24,080,089)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$(3,543,279)	$40,089,447
Net increase (decrease) in net assets	$(27,791,827)	$12,749,679

NET ASSETS:
Beginning of period	$128,530,562	$115,780,883
End of period	$100,738,735	$128,530,562

	Six Months	Six Months
	Ended	Ended
	6/30/20	6/30/20	Year Ended	Year Ended
	Shares	Amount	12/31/19	12/31/19
	(unaudited)	(unaudited)	Shares	Amount
CLASS I
Shares sold	99,981	$1,416,401	117,423	$2,220,426
Reinvestment of distributions	295,494	3,892,692	2,551,494	39,584,740
Less shares repurchased	(592,887)	(8,717,858)	(798,898)	(14,700,720)
Net increase/(decrease)	(197,412)	$(3,408,765)	1,870,019	$27,104,446
CLASS II
Shares sold	245,118	$3,444,138	360,486	$6,579,318
Reinvestment of distributions	126,131	1,694,954	1,001,956	15,785,052
Less shares repurchased	(366,767)	(5,273,606)	(484,686)	(9,379,369)
Net increase/(decrease)	4,482	$(134,514)	877,756	$12,985,001

The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	(unaudited)		12/31/19	12/31/18		12/31/17	12/31/16*		12/31/15*
Class I
Net asset value, beginning of period	$16.65		$23.41	$32.49		$31.25	$28.18		$29.70
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.15		$0.42	$0.81		$0.60	$0.67		$0.63
Net realized and unrealized gain (loss) on investments	(2.64)		4.45	(2.99)		3.91	4.69		(0.47)
Net increase (decrease) from investment operations	$(2.49)		$4.87	$(2.18)		$4.51	$5.36		$0.16
Distributions to shareowners:
Net investment income	$(0.21)		$(0.56)	$(0.70)		$(0.55)	$(0.61)		$(0.58)
Net realized gain	(0.57)		(11.07)	(6.20)		(2.72)	(1.68)		(1.10)
Total distributions	$(0.78)		$(11.63)	$(6.90)		$(3.27)	$(2.29)		$(1.68)
Net increase (decrease) in net asset value	$(3.27)		$(6.76)	$(9.08)		$1.24	$3.07		$(1.52)
Net asset value, end of period	$13.38		$16.65	$23.41		$32.49	$31.25		$28.18
Total return (b)	(14.82	)%(c)	25.56%	(8.59	)%(d)	15.46%	19.80	%(e)	0.50	%(f)
Ratio of net expenses to average net assets	0.79	%(g)	0.79%	0.79%		0.71%	0.72%		0.72%
Ratio of net investment income (loss) to average
net assets	2.16	%(g)	2.18%	2.82%		1.90%	2.31%		2.18%
Portfolio turnover rate	6	%(c)	21%	28%		33%	37%		51%
Net assets, end of period (in thousands)	$69,374		$89,623	$82,212		$105,198	$131,825		$84,694

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.63)%.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.76%.
(f)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.42%.
(g)	Annualized.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS	(continued)

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	(unaudited)		12/31/19	12/31/18		12/31/17	12/31/16*		12/31/15*
Class II
Net asset value, beginning of period	$16.92		$23.62	$32.70		$31.43	$28.33		$29.87
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.14		$0.38	$0.50		$0.52	$0.60		$0.57
Net realized and unrealized gain (loss) on investments	(2.68)		4.49	(2.75)		3.94	4.72		(0.49)
Net increase (decrease) from investment operations	$(2.54)		$4.87	$(2.25)		$4.46	$5.32		$0.08
Distributions to shareowners:
Net investment income	$(0.19)		$(0.50)	$(0.63)		$(0.47)	$(0.54)		$(0.52)
Net realized gain	(0.57)		(11.07)	(6.20)		(2.72)	(1.68)		(1.10)
Total distributions	$(0.76)		$(11.57)	$(6.83)		$(3.19)	$(2.22)		$(1.62)
Net increase (decrease) in net asset value	$(3.30)		$(6.70)	$(9.08)		$1.27	$3.10		$(1.54)
Net asset value, end of period	$13.62		$16.92	$23.62		$32.70	$31.43		$28.33
Total return (b)	(14.89	)%(c)	25.23%	(8.77	)%(d)	15.18%	19.53	%(e)	0.22	%(f)
Ratio of net expenses to average net assets	1.04	%(g)	1.04%	0.98%		0.97%	0.96%		0.97%
Ratio of net investment income (loss) to average
net assets	1.91	%(g)	1.93%	1.61%		1.65%	2.07%		1.95%
Portfolio turnover rate	6	%(c)	21%	28%		33%	37%		51%
Net assets, end of period (in thousands)	$31,365		$38,908	$33,569		$247,973	$230,107		$185,158

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.81)%.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.49%.
(f)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.18%.
(g)	Annualized.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer Equity Income VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Portfolio’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads,
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax
16

Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$3,252,078
Long-term capital gain	52,117,714
Total	$55,369,792

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019:

2019
Distributable earnings:
Undistributed long-term capital gain	$4,112,902
Undistributed ordinary income	872,023
Net unrealized appreciation	33,678,593
Total	$38,663,518

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustment on partnerships, REITs and common stocks.
E.    Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Dividends and distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the six months ended June 30, 2020, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $8,841 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
4. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan“) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,047 in distribution fees payable to the Distributor at June 30, 2020.
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Pioneer Equity Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
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20

Pioneer Variable Contracts Trust

Officers
Lisa M. Jones, President and Chief Executive Officer
Mark E. Bradley, Treasurer and Chief Financial and Accounting Officer
Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes

21

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19610-14-0820

PIONEER VARIABLE CONTRACTS TRUST

Pioneer Select Mid Cap Growth VCT Portfolio — Class I Shares
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.
You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.
SEMIANNUAL REPORT

June 30, 2020
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

PIONEER VARIABLE CONTRACTS TRUST

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 6/30/20

Sector Distribution
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*
1.	IAC/InterActiveCorp	2.79%
2.	Veeva Systems, Inc.	2.06
3.	Micron Technology, Inc.	2.05
4.	Synopsys, Inc.	2.01
5.	Clarivate Analytics Plc	2.00
*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

PERFORMANCE UPDATE 6/30/20

Prices and Distributions

Net Asset Value per Share	6/30/20	12/31/19
Class I	$27.67	$29.12

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 6/30/20)	Income	Capital Gains	Capital Gains
Class I	$ –	$ –	$2.2141

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Midcap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2020)
	Class I	Russell Midcap Growth Index
10 Years	13.46%	15.09%
5 Years	10.77%	11.60%
1 Year	7.70%	11.91%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
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COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio
Based on actual returns from January 1, 2020 through June 30, 2020.
Share Class	I
Beginning Account Value on 1/1/20	$1,000.00
Ending Account Value on 6/30/20	$1,026.30
Expenses Paid During Period*	$ 4.53
*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.90% for Class I shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2020 through June 30, 2020.
Share Class	I
Beginning Account Value on 1/1/20	$1,000.00
Ending Account Value on 6/30/20	$1,020.39
Expenses Paid During Period*	$ 4.52
*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.90% for Class I shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the six-month period ended June 30, 2020. Mr. Winston, a senior vice president at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer) and lead portfolio manager of the Portfolio, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi Pioneer, and David Sobell, a vice president and portfolio manager at Amundi Pioneer.
Q:  How did the Portfolio perform during the six-month period ended June 30, 2020?
A:  Pioneer Select Mid Cap Growth VCT Portfolio’s Class I shares returned 2.63% at net asset value (NAV) during the six-month period ended June 30, 2020, while the Portfolio’s benchmark, the Russell Midcap Growth Index (the Russell Index), returned 4.16%.
Q:  How would you describe the investment environment in the equity market during the six-month period ended June 30, 2020?
A:   The six-month period beginning January 1, 2020, and ending on June 30, 2020, was one of the most volatile six-month periods in history for domestic equity investors. After a relatively sluggish month of January, the equity market surged for the first few weeks of February, with the Standard & Poor’s 500 Index (the S&P 500 Index) achieving a record-high closing mark on February 19, 2020.
Then, as investors began to react to the COVID-19 pandemic and the potential economic consequences of the lockdowns imposed by state governments aimed at containing the rate of infections (“flattening the curve”), equity prices sharply reversed, as the S&P 500 Index and the Portfolio’s benchmark, the Russell Index, returned -33.79% and -35.70%, respectively, between February 19 and March 23.
After the market bottomed on March 23, the final three-plus months of the six-month period saw domestic equities stage a stunning positive reversal, particularly in April and May, before a slight leveling off in June, although both the S&P 500 Index and the Russell Index finished the month in positive territory.
When all was said and done, the Russell Index returned 4.16% for the full six-month period, besting the performance of just about every other domestic equity index, including the S&P 500 Index, the S&P MidCap 400 Index, and the Russell Midcap Value Index, which returned -3.08%, -12.78%, and -18.094%, respectively.
The recovery in equity prices from the market bottom on March 23 was fueled in part by positive investor response to unprecedented actions taken by the U.S. Federal Reserve (Fed), which implemented a broad array of programs aimed at limiting the damage caused by the virtual shutting down of the domestic economy as a result of the pandemic-control measures. The Fed’s initiatives included reducing the target range of the federal funds rate to zero, reintroducing quantitative easing (asset purchases), and creating lending facilities (totaling roughly $3 trillion) in support of households, employers, financial markets, and state and local governments.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Additionally, the Trump administration and Congress moved quickly to enact three separate relief packages, at a total cost of more than $2 trillion, to provide aid to consumers and businesses, and to attempt to replace some of their income lost during the COVID-19 crisis.
Within the Russell Index, the best-performing sectors over the six-month period were health care and information technology, which returned 15.5% and 11.5%, respectively. Meanwhile, energy, down by nearly 34%, was by far the worst-performing sector in the benchmark, with materials (-7.5%) a distant second.
Q:   Which of your investment decisions had the greatest effects on the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2020?
A:   The Portfolio managed to generate a positive return over the six-month period, but lagged the performance of the Russell Index, as both sector allocations and stock selections detracted from benchmark-relative results.
With regard to sector allocation, the main detractor from the Portfolio’s benchmark-relative returns was a slight underweight to the outperforming consumer staples sector, which turned in the third-best performance within the Russell Index over the six-month period. Conversely, an underweight to the extremely weak energy sector benefited the Portfolio’s relative returns.
As for stock selection, the biggest detractors from the Portfolio’s benchmark-relative performance over the six-month period were results in the information technology, consumer staples, and consumer discretionary sectors, which more than offset positive selection results versus the Russell Index within health care and industrials.
Q:   Which individual portfolio holdings had the most significant effects on the Portfolio’s benchmark-relative performance, either positive or negative, during the six-month period ended June 30, 2020?
A:   The top individual detractors from the Portfolio’s benchmark-relative performance during the six-month period included underweight exposures to shares of Twilio and Spotify.
Twilio is a large Russell Index component that offers a cloud-computing platform that allows web developers to integrate communications protocols into applications. The company’s shares rose in the second quarter of 2020 in response to a report of strong financial results, and investors’ perception that Twilio’s solutions may continue to experience increased demand from heightened digital-communications activity brought about by the COVID-19 pandemic. We added shares of Twilio to the Portfolio during the second quarter, but the underweight exposure to the stock for the majority of the six-month period detracted from benchmark-relative results.
The Portfolio also had an underweight position in Spotify compared to the Russell Index during the six-month period, which detracted from relative returns given that Spotify is a large component of the benchmark and the share price rose significantly in the second quarter. Spotify is a provider of music streaming services. The shares performed well in the second half of the six-month period as investors cheered the company’s decision to make a
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

heavy investment in new podcast content. As was the case with Twilio, we did acquire shares of Spotify toward the end of the second quarter, but on average, the Portfolio was underweight in the stock versus the Russell Index for the majority of the semiannual reporting period, thus causing the benchmark-relative underperformance.
The top individual positive contributors to the Portfolio’s benchmark-relative performance during the six-month period were positions in Teladoc Health and Dexcom.
Teladoc Health is a leading provider of virtual access to medical professionals. The company’s share price rose during the six-month period as demand for Teladoc’s services has been accelerating because of the stay-at-home restrictions brought about by COVID-19, which have had the effect of introducing new providers and subscribers to the Teladoc ecosystem, while cementing the company’s position as one of the leading virtual-care intermediaries.
Dexcom provides continuous glucose monitoring (CGM) systems for diabetics, and has a well-established track record of introducing precise sensors for use in CGM. Dexcom’s shares rallied over the six-month period as investors came to appreciate the apparent lack of economic sensitivity of the company’s growth opportunity, given that the use of CGM is still in the early stages.
Q:   Did the Portfolio have any derivatives exposure during the six-month period ended June 30, 2020?
A:   No, the Portfolio had no exposure to derivative securities during the six-month period.
Q:   What is your outlook heading into the second half of the calendar year?
A:   The global spread of the COVID-19 virus and the related, dramatic decline in economic activity resulting from the mitigation efforts and lockdowns aimed at slowing the spread have presented a very uncertain near-term outlook. We believe the mitigation efforts in the U.S. and in other countries can ultimately be successful, and that positive economic growth in the U.S. may return. Some states and countries have begun the reopening process, though concerns over a second wave of infections that could lead to renewed lockdowns have continued to persist, and, in some areas, have even come to fruition. Given the numerous variables still in play, the extent of the economic damage suffered due to COVID-19 and the related shutdowns, and their lasting effects on the economy, have remained difficult to forecast.
In the end, however, we believe investors may come to favor owning stocks of secular growth companies that are not dependent on positive macroeconomic conditions in order to flourish; companies that they believe have resilient business models; and companies that can exhibit sustainable growth characteristics and innovation. Those characteristics typify the types of equities that we seek to hold in the Portfolio.
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A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

With regard to positioning, at the end of the six-month period, the Portfolio was overweight versus the Russell Index in the industrials, consumer discretionary, and financials sectors, and was underweight to the health care, information technology, communication services, consumer staples, materials, and energy sectors.
More specifically, with regard to the Portfolio’s overweight positions, we have started to identify some attractive opportunities in the consumer discretionary sector. The sector has been benefiting from an increase in consumer spending as lockdown restrictions in some areas have continued to ease. In the industrials sector, we have continued to favor companies in the commercial and professional services spaces, as we believe those companies have strong and resilient business models that may continue to hold up well in the current, volatile economic environment.
Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
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SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)

Shares		Value
	UNAFFILIATED ISSUERS – 99.6%
	COMMON STOCKS – 99.6% of Net Assets
	Aerospace & Defense – 1.1%
7,597	HEICO Corp.	$ 757,041
1,969(a)	Teledyne Technologies, Inc.	612,261
	Total Aerospace & Defense	$ 1,369,302
	Air Freight & Logistics – 0.3%
4,014(a)	XPO Logistics, Inc.	$ 310,081
	Total Air Freight & Logistics	$ 310,081
	Banks – 0.3%
1,642(a)	SVB Financial Group	$ 353,900
	Total Banks	$ 353,900
	Biotechnology – 7.0%
10,328(a)	Alnylam Pharmaceuticals, Inc.	$ 1,529,680
7,166(a)	BioMarin Pharmaceutical, Inc.	883,854
19,289(a)	Esperion Therapeutics, Inc.	989,719
11,281(a)	Exact Sciences Corp.	980,770
19,919(a)	FibroGen, Inc.	807,317
29,583(a)	Immunomedics, Inc.	1,048,422
6,683(a)	Mirati Therapeutics, Inc.	762,998
9,719(a)	Moderna, Inc.	624,057
11,758(a)	Natera, Inc.	586,254
9,856(a)	Sage Therapeutics, Inc.	409,812
	Total Biotechnology	$ 8,622,883
	Building Products – 1.1%
6,847	Owens Corning	$ 381,789
7,630(a)	Trex Co., Inc.	992,434
	Total Building Products	$ 1,374,223
	Capital Markets – 3.5%
7,137	MSCI, Inc.	$ 2,382,473
18,459	Tradeweb Markets, Inc.	1,073,206
18,773(a)	XP, Inc.	788,654
	Total Capital Markets	$ 4,244,333
	Chemicals – 0.5%
8,089	Albemarle Corp.	$ 624,552
	Total Chemicals	$ 624,552
	Commercial Services & Supplies – 0.8%
11,034(a)	Copart, Inc.	$ 918,801
	Total Commercial Services & Supplies	$ 918,801
	Communications Equipment – 0.7%
6,335	Motorola Solutions, Inc.	$ 887,724
	Total Communications Equipment	$ 887,724
	Containers & Packaging – 1.3%
4,723	Avery Dennison Corp.	$ 538,847
16,028(a)	Crown Holdings, Inc.	1,043,904
	Total Containers & Packaging	$ 1,582,751
	Distributors – 0.5%
2,463	Pool Corp.	$ 669,616
	Total Distributors	$ 669,616

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Shares		Value
	Diversified Consumer Services – 0.5%
2,719(a)	Bright Horizons Family Solutions, Inc.	$ 318,667
7,076(a)	ServiceMaster Global Holdings, Inc.	252,543
	Total Diversified Consumer Services	$ 571,210
	Electrical Equipment – 2.5%
13,816(a)	Generac Holdings, Inc.	$ 1,684,585
6,233	Rockwell Automation, Inc.	1,327,629
	Total Electrical Equipment	$ 3,012,214
	Electronic Equipment, Instruments & Components – 1.3%
8,445	CDW Corp.	$ 981,140
12,654(a)	II-VI, Inc.	597,522
	Total Electronic Equipment, Instruments & Components	$ 1,578,662
	Energy Equipment & Services – 0.1%
8,551	Cactus, Inc.	$ 176,407
	Total Energy Equipment & Services	$ 176,407
	Entertainment – 1.3%
5,276(a)	Live Nation Entertainment, Inc.	$ 233,885
3,901(a)	Roku, Inc.	454,584
3,391(a)	Spotify Technology S.A.	875,522
	Total Entertainment	$ 1,563,991
	Equity Real Estate Investment Trusts (REITs) – 0.9%
3,571	SBA Communications Corp.	$ 1,063,872
	Total Equity Real Estate Investment Trusts (REITs)	$ 1,063,872
	Food & Staples Retailing – 0.8%
3,651	Casey’s General Stores, Inc.	$ 545,898
9,121(a)	Grocery Outlet Holding Corp.	372,137
	Total Food & Staples Retailing	$ 918,035
	Food Products – 1.8%
14,641	Conagra Brands, Inc.	$ 514,924
55,970(a)	Nomad Foods, Ltd.	1,200,556
11,613(a)	TreeHouse Foods, Inc.	508,649
	Total Food Products	$ 2,224,129
	Food Retail – 0.5%
16,756	Kroger Co.	$ 567,191
	Total Food Retail	$ 567,191
	Health Care Equipment & Supplies – 5.8%
1,355(a)	Align Technology, Inc.	$ 371,866
3,069(a)	DexCom, Inc.	1,244,172
2,216(a)	IDEXX Laboratories, Inc.	731,635
4,873(a)	Penumbra, Inc.	871,390
11,678	ResMed, Inc.	2,242,176
4,379	Teleflex, Inc.	1,593,868
	Total Health Care Equipment & Supplies	$ 7,055,107
	Health Care Providers & Services – 2.9%
5,155(a)	Amedisys, Inc.	$ 1,023,474
6,343	McKesson Corp.	973,143
5,334(a)	Molina Healthcare, Inc.	949,345
5,370	Quest Diagnostics, Inc.	611,965
	Total Health Care Providers & Services	$ 3,557,927

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Shares		Value
	Health Care Technology – 3.2%
7,051(a)	Teladoc Health, Inc.	$ 1,345,613
10,704(a)	Veeva Systems, Inc.	2,509,232
	Total Health Care Technology	$ 3,854,845
	Hotels, Restaurants & Leisure – 3.1%
35,324	Brinker International, Inc.	$ 847,776
1,145(a)	Chipotle Mexican Grill, Inc.	1,204,952
9,584(a)	Penn National Gaming, Inc.	292,695
19,758	Wendy’s Co.	430,329
4,781	Wingstop, Inc.	664,416
4,986	Wynn Resorts Ltd.	371,407
	Total Hotels, Restaurants & Leisure	$ 3,811,575
	Household Durables – 0.9%
7,777	Dr Horton, Inc.	$ 431,235
5,495(a)	TopBuild Corp.	625,166
	Total Household Durables	$ 1,056,401
	Household Products – 0.7%
3,780	Clorox Co.	$ 829,219
	Total Household Products	$ 829,219
	Information Technology – 3.0%
15,796	Amphenol Corp.	$ 1,513,415
6,587	Lam Research Corp.	2,130,631
	Total Information Technology	$ 3,644,046
	Insurance – 0.2%
10,902(a)	Selectquote, Inc.	$ 276,148
	Total Insurance	$ 276,148
	Interactive Media & Services – 3.3%
10,525(a)	IAC/InterActiveCorp	$ 3,403,785
19,369(a)	Twitter, Inc.	577,002
	Total Interactive Media & Services	$ 3,980,787
	IT Services – 9.3%
11,583(a)	Akamai Technologies, Inc.	$ 1,240,423
11,752	Booz Allen Hamilton Holding Corp.	914,188
6,025(a)	EPAM Systems, Inc.	1,518,360
28,328	Genpact, Ltd.	1,034,539
7,549	Global Payments, Inc.	1,280,461
7,117(a)	Okta, Inc.	1,425,037
900(a)	Shopify, Inc.	854,372
9,365(a)	Square, Inc.	982,763
5,663(a)	Twilio, Inc.	1,242,575
5,392(a)	WEX, Inc.	889,734
	Total IT Services	$ 11,382,452
	Leisure Products – 1.1%
23,793(a)	Peloton Interactive, Inc.	$ 1,374,522
	Total Leisure Products	$ 1,374,522
	Life Sciences Tools & Services – 1.1%
9,136(a)	10X Genomics, Inc.	$ 815,936
5,969	Agilent Technologies, Inc.	527,481
	Total Life Sciences Tools & Services	$ 1,343,417

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Shares		Value
	Machinery – 1.7%
6,144(a)	Middleby Corp.	$ 485,007
8,681	Nordson Corp.	1,646,872
	Total Machinery	$ 2,131,879
	Media – 0.3%
4,137	Nexstar Media Group, Inc.	$ 346,226
	Total Media	$ 346,226
	Multiline Retail – 1.8%
11,586	Dollar General Corp.	$ 2,207,249
	Total Multiline Retail	$ 2,207,249
	Pharmaceuticals – 1.4%
6,894(a)	MyoKardia, Inc.	$ 666,098
6,961(a)	Reata Pharmaceuticals, Inc.	1,086,055
	Total Pharmaceuticals	$ 1,752,153
	Professional Services – 6.2%
108,968(a)	Clarivate Analytics Plc	$ 2,433,255
1,828(a)	CoStar Group, Inc.	1,299,105
13,957	Thomson Reuters Corp.	948,657
17,464	TransUnion	1,520,067
8,439	Verisk Analytics, Inc.	1,436,318
	Total Professional Services	$ 7,637,402
	Real Estate Management & Development – 0.5%
13,962(a)	CBRE Group, Inc.	$ 631,362
	Total Real Estate Management & Development	$ 631,362
	Semiconductors & Semiconductor Equipment – 4.6%
48,473(a)	Micron Technology, Inc.	$ 2,497,329
9,820	MKS Instruments, Inc.	1,112,017
8,000	NXP Semiconductors NV	912,320
5,601(a)	Qorvo, Inc.	619,079
3,073(a)	SolarEdge Technologies, Inc.	426,471
	Total Semiconductors & Semiconductor Equipment	$ 5,567,216
	Software – 17.1%
11,553(a)	Anaplan, Inc.	$ 523,466
5,972(a)	ANSYS, Inc.	1,742,212
5,737(a)	Atlassian Corp. Plc	1,034,209
5,994(a)	Avalara, Inc.	797,741
6,364	Citrix Systems, Inc.	941,299
5,538(a)	Crowdstrike Holding, Inc.	555,406
10,871(a)	DocuSign, Inc.	1,872,095
6,726(a)	Guidewire Software, Inc.	745,577
2,431(a)	Paycom Software, Inc.	752,954
18,655(a)	RealPage, Inc.	1,212,762
4,041(a)	RingCentral, Inc.	1,151,725
2,766(a)	ServiceNow, Inc.	1,120,396
17,607(a)	Slack Technologies, Inc.	547,402
8,986(a)	Splunk, Inc.	1,785,518
13,036	SS&C Technologies Holdings, Inc.	736,273
12,525(a)	Synopsys, Inc.	2,442,375
3,283(a)	Trade Desk, Inc.	1,334,539
12,477(a)	Zendesk, Inc.	1,104,589
5,758(a)	Zscaler, Inc.	630,501
	Total Software	$ 21,031,039

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Shares		Value
	Specialty Retail – 3.4%
841(a)	AutoZone, Inc.	$ 948,749
4,920(a)	Burlington Stores, Inc.	968,895
11,627(a)	Floor & Decor Holdings, Inc.	670,297
2,881(a)	O’Reilly Automotive, Inc.	1,214,831
4,486	Ross Stores, Inc.	382,387
	Total Specialty Retail	$ 4,185,159
	Textiles, Apparel & Luxury Goods – 1.2%
4,854(a)	Lululemon Athletica, Inc.	$ 1,514,497
	Total Textiles, Apparel & Luxury Goods	$ 1,514,497
	TOTAL COMMON STOCKS
	(Cost $91,177,982)	$ 121,804,505
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 99.6%
	(Cost $91,177,982)	$ 121,804,505
	OTHER ASSETS AND LIABILITIES – 0.4%	$ 457,835
	NET ASSETS – 100.0%	$122,262,340

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2020, aggregated $62,562,280 and $68,559,199, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2020, the Portfolio did not engage in any cross trade activity.
At June 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $91,975,282 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$32,403,794
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,574,571)
Net unrealized appreciation	$29,829,223

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2020, in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$121,804,505	$—	$—	$121,804,505
Total Investments in Securities	$121,804,505	$—	$—	$121,804,505
During the six months ended June 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
12

Pioneer Select Mid Cap Growth VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 6/30/20 (UNAUDITED)

ASSETS:
Investments in unaffiliated issuers, at value (cost $91,177,982)	$121,804,505
Cash	1,505,784
Receivables —
Investment securities sold	3,795,792
Portfolio shares sold	6,328
Dividends	23,636
Due from the Adviser	20,906
Other assets	363
Total assets	$127,157,314

LIABILITIES:
Payables —
Investment securities purchased	$4,740,885
Portfolio shares repurchased	102,441
Trustees’ fees	342
Due to affiliates	12,307
Accrued expenses	38,999
Total liabilities	$4,894,974

NET ASSETS:
Paid-in capital	$83,780,251
Distributable earnings	38,482,089
Net assets	$122,262,340

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $122,262,340/4,418,019 shares)	$27.67

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED 6/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$2,175
Dividends from unaffiliated issuers (net of foreign taxes withheld $3,587)	288,996
Total investment income		$291,171

EXPENSES:
Management fees	$425,710
Administrative expense	36,927
Custodian fees	11,789
Professional fees	27,429
Printing expense	12,158
Pricing fees	4
Trustees’ fees	4,186
Miscellaneous	1,780
Total expenses		$519,983
Net investment income		$(228,812)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$8,881,442
Other assets and liabilities denominated in foreign currencies	427	$8,881,869
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(5,741,318)
Other assets and liabilities denominated in foreign currencies	27	$(5,741,291)
Net realized and unrealized gain (loss) on investments		$3,140,578
Net increase in net assets resulting from operations		$2,911,766

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended
	6/30/20	Year Ended
	(unaudited)	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$(228,812)	$(378,501)
Net realized gain (loss) on investments	8,881,869	8,985,771
Change in net unrealized appreciation (depreciation) on investments	(5,741,291)	25,611,439
Net increase in net assets resulting from operations	$2,911,766	$34,218,709

DISTRIBUTIONS TO SHAREOWNERS:
Class I ($2.21 and $3.74 per share, respectively)	$(9,090,931)	$(15,315,280)
Total distributions to shareowners	$(9,090,931)	$(15,315,280)

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$2,437,479	$7,635,206
Reinvestment of distributions	9,090,931	15,315,280
Cost of shares repurchased	(8,679,097)	(21,711,414)
Net increase in net assets resulting from Portfolio share transactions	$2,849,313	$1,239,072
Net increase (decrease) in net assets	$(3,329,852)	$20,142,501

NET ASSETS:
Beginning of period	$125,592,192	$105,449,691
End of period	$122,262,340	$125,592,192

	Six Months	Six Months
	Ended	Ended
	6/30/20	6/30/20	Year Ended	Year Ended
	Shares	Amount	12/31/19	12/31/19
	(unaudited)	(unaudited)	Shares	Amount
CLASS I
Shares sold	89,596	$2,437,479	274,819	$7,635,206
Reinvestment of distributions	329,024	9,090,931	550,118	15,315,280
Less shares repurchased	(312,993)	(8,679,097)	(760,302)	(21,711,414)
Net increase	105,627	$2,849,314	64,635	$1,239,072

The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year		Year
	6/30/20		Ended	Ended	Ended	Ended		Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*		12/31/15*
Class I
Net asset value, beginning of period	$29.12		$24.82	$30.23	$23.56	$26.11		$28.73
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.05)		$(0.09)	$(0.10)	$(0.05)	$0.01		$(0.04)
Net realized and unrealized gain (loss) on investments	0.81		8.13	(1.22)	7.07	0.88		0.68
Net increase (decrease) from investment operations	$0.76		$8.04	$(1.32)	$7.02	$0.89		$0.64
Distributions to shareowners:
Net investment income	$—		$—	$—	$(0.02)	$—		$—
Net realized gain	(2.21)		(3.74)	(4.09)	(0.33)	(3.44)		(3.26)
Total distributions	$(2.21)		$(3.74)	$(4.09)	$(0.35)	$(3.44)		$(3.26)
Net increase (decrease) in net asset value	$(1.45)		$4.30	$(5.41)	$6.67	$(2.55)		$(2.62)
Net asset value, end of period	$27.67		$29.12	$24.82	$30.23	$23.56		$26.11
Total return (b)	2.63	%(c)	33.08%	(6.48)%	30.03%	3.74	%(d)	1.63	%(e)
Ratio of net expenses to average net assets	0.90	%(f)	0.88%	0.90%	0.88%	0.86%		0.86%
Ratio of net investment income (loss) to average net assets	(0.40	)%(f)	(0.30)%	(0.33)%	(0.20)%	0.06%		(0.13)%
Portfolio turnover rate	54	%(c)	58%	83%	85%	97%		93%
Net assets, end of period (in thousands)	$122,262		$125,592	$105,450	$123,007	$109,926		$119,727

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not Annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 3.65%.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 1.59%.
(f)	Annualized.
NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer VCT Select Mid Cap Growth Fund (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.
The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Portfolio’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

At June 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2019 was as follows:
2019
Distributions paid from:
Long-term capital gain	$15,315,280
Total	$15,315,280
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2019:
2019
Distributable earnings:
Undistributed long-term capital gain	$9,090,713
Net unrealized appreciation	35,570,541
Total	$44,661,254
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.   Portfolio Shares
The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.   Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.74% of the Portfolio’s average daily net assets. For the six months ended June 30, 2020, the effective management fee was equivalent to 0.74% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $12,307 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
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Pioneer Select Mid Cap Growth VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
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Pioneer Variable Contracts Trust

Officers	Trustees
Lisa M. Jones, President and Chief Executive Officer	Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial and Accounting Officer	John E. Baumgardner, Jr.
Christopher J. Kelley, Secretary and Chief Legal Officer	Diane Durnin
Benjamin M. Friedman
Investment Adviser and Administrator	Lisa M. Jones
Amundi Pioneer Asset Management, Inc.	Lorraine H. Monchak
Marguerite A. Piret
Custodian and Sub-Administrator	Fred J. Ricciardi
Brown Brothers Harriman & Co.	Kenneth J. Taubes

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

29

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19616-14-0820

PIONEER VARIABLE CONTRACTS TRUST

Pioneer High Yield VCT Portfolio — Class I and II Shares
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.
You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.
SEMIANNUAL REPORT

June 30, 2020
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

PIONEER VARIABLE CONTRACTS TRUST

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 6/30/20

Portfolio Diversification
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1. CCO Holdings LLC/CCO Holdings
Capital Corp., 5.5%, 5/1/26 (144A)	1.32%
2. Pioneer ILS Interval Fund (k)	1.27
3. U.S. Treasury Note, 0.265%
(3 Month U.S. Treasury Bill Money
Market Yield + 12 bps), 1/31/21	1.24
4. United States Treasury Bill, 7/21/20	1.24
5. Teva Pharmaceutical Finance
Netherlands III BV, 2.8%, 7/21/23	1.07

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be  different. The holdings listed should not be considered recommendations to buy or sell any securities.

(k) Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.

PERFORMANCE UPDATE 6/30/20

Prices and Distributions
Net Asset Value per Share	6/30/20	12/31/19
Class I	$8.56	$9.58
Class II	$8.45	$9.47

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 6/30/20)	Income	Capital Gains	Capital Gains
Class I	$0.2370	$ –	$ –
Class II	$0.2234	$ –	$ –

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA U.S. All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA U.S. All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2020)
			ICE	ICE BofA U.S.
			BofA	All-Convertibles
			U.S. High	Speculative
	Class I	Class II	Yield Index	Quality Index
10 Years	6.41%	6.04%	6.48%	11.20%
5 Years	2.79%	2.42%	4.58%	11.44%
1 Year	-3.78%	-4.13%	-1.10%	31.82%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
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COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.    Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.    Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio
Based on actual returns from January 1, 2020 through June 30, 2020.
Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$918.50	$916.00
Expenses Paid During Period*	$5.20	$6.34
*    Expenses are equal to the Portfolio’s annualized expense ratio of 1.09%, 1.33% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2020 through June 30, 2020.
Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$1,019.44	$1,018.25
Expenses Paid During Period*	$5.47	$6.67

*     Expenses are equal to the Portfolio’s annualized expense ratio of 1.09%, 1.33% for Class I and Class II respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
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PORTFOLIO MANAGEMENT DISCUSSION 6/30/20

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Matthew Shulkin and Andrew Feltus discuss the factors that influenced the performance of Pioneer High Yield VCT Portfolio during the six-month period ended June 30, 2020. Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Feltus, Co-Director of High Yield and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio, along with Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi Pioneer.
Q:   How did the Portfolio perform during the six-month period ended June 30, 2020?
A:   Pioneer High Yield VCT Portfolio’s Class I shares returned -8.15% at net asset value during the six-month period ended June 30, 2020, and Class II shares returned -8.40%. During the same period, the Portfolio’s benchmarks, the ICE Bank of America (ICE BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index, returned -4.78% and 15.00%, respectively.
Q:   Could you please describe the market environment for high-yield investors during the six-month period ended June 30, 2020?
A:   After a benign opening to the 2020 calendar year, credit-sensitive fixed-income markets experienced a historic disruption in March, as the emergence of the COVID-19 virus and the related lockdown policies implemented to help curb its spread all but shuttered the global economy. Investors fled riskier assets on a broad scale and moved into so-called “safe havens” such as U.S. Treasuries, which had the effect of driving Treasury yields to all-time lows.
The policy response to the market and economic turmoil from both central banks and government authorities was swift, as they sought to keep businesses and consumers from going under. The U.S. Federal Reserve (Fed) slashed the target range of the benchmark federal funds rate to zero in mid-March, resurrected its 2008 financial crisis-era lending facilities, and launched a wide-ranging bond-purchase program. On the fiscal side, the U.S. Congress and the White House agreed upon a $2.2 trillion stimulus package in late March, and later approved additional aid packages in the second quarter.
The extraordinary support from policy makers in the wake of the pandemic had a positive effect on the markets as the second quarter got underway. As the second quarter progressed, investor optimism also rose on the prospects that steps taken towards re-opening the economy could support something resembling a “V-shaped” recovery (that is, a swift, sharp rise). The result was a resurgence in sentiment towards the riskier assets that the market was so quick to shun at the height of the pandemic crisis. The shift in investors’ appetites allowed credit-sensitive areas of the market to recover much of their earlier losses throughout most of the second quarter, although June saw the return of some market volatility as COVID-19 cases surged in a few areas that had re-opened earlier than others, reigniting shutdown concerns.
At the sector level, issuers in market segments viewed by investors as best-positioned to weather the pandemic crisis, such as food & drug retailers, led high-yield corporate returns over the six-month period. In contrast, sectors that
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are highly dependent on out-of-the-home consumer spending, such as air transportation, finished the period sharply lower. While energy issuers rebounded in the second quarter as oil prices climbed back up to the $40-per-barrel range, the sector has remained well underwater on a year-to-date basis.
With regard to credit quality, higher-rated segments within high yield outperformed the lower-rated tiers over the six-month period.
Q:   Can you review your principal strategies in managing the Portfolio during the six-month period ended June 30, 2020, and the degree to which they contributed to or detracted from benchmark-relative returns?
A:   The Portfolio underperformed its benchmarks over the first half of 2020, primarily due to negative sector allocation results within its core high-yield corporate holdings. Specifically, an overweight to energy weighed most heavily on relative returns, while allocations to the media, capital goods, and leisure sectors also detracted from relative performance, albeit to a lesser extent. Security selection results were another modest detractor from benchmark-relative returns during the six-month period.
While the Portfolio’s overweight to energy was a key driver of relative underperformance, positive security selection within the sector partially offset that negative. We have long anticipated a shakeout among U.S. shale exploration-and-production (E&P) companies, and have forecasted an increase in defaults possibly as soon as 2021. Given those views, a significant portion of the Portfolio’s energy exposure has been in areas of the sector viewed as less risky, including pipeline companies and those involved in refining and marketing. The positioning within energy helped to limit the Portfolio’s losses during the six-month period as default risks rose within the E&P group with the collapse of oil prices seen in the first quarter of 2020.
Security selection results lagged the benchmark within the Portfolio’s allocations to bonds in the B and CCC-ratings categories. Entering 2020, we had viewed strong employment numbers and moderate wage growth as potentially supportive of U.S. consumers, and so we had positioned the Portfolio towards the debt of consumer-facing companies in sectors such as leisure. As unemployment spiked in the wake of pandemic-driven shutdowns, market sentiment with respect to many of those holdings suffered notably.
The Portfolio’s out-of-benchmark allocation to insurance-linked securities (ILS), which are issued by property-and-casualty insurers seeking to mitigate the impact of having to pay damage claims resulting from natural disasters, contributed positively to relative performance. We generally have sought to maintain a strategic allocation to ILS for the incremental diversification* they could potentially provide, given their historically low correlation to the performance of more traditional fixed-income assets.
Finally, the Portfolio’s holdings of convertible bonds contributed positively to benchmark-relative results as equities staged a strong rally for most of the second half of the six-month period after a big sell-off in the first quarter.
* Diversification does not assure a profit nor protected against loss.
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PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and other instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Q:   Can you discuss the factors that affected the Portfolio’s monthly distributions** to shareholders, either positively or negatively, during the six-month period ended June 30, 2020?
A:   Spreads and yields increased over the six-month period, as the market reset for the recessionary conditions brought on by the COVID-19 crisis. We expect the 12-month trailing default rate to increase over the next year as some issuers succumb to the weak economic environment. In response to the continuing economic fallout from the virus, we have sold some holdings from the Portfolio issued by companies that we expect to have significant difficulty avoiding default. On the margin, those sales have weakened the Portfolio’s income generation/distributions. (Credit spreads, or spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q:   Did the Portfolio have any exposure to derivatives during the six-month period ended June 30, 2020? If so, did the derivatives have a material effect on the Portfolio’s performance?
A:   We utilized index-based credit-default-swap investments during the six-month period in an effort to maintain the desired level of Portfolio exposure to the high-yield market and to potentially generate income, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemption requests. The derivatives had no material effect on the Portfolio’s performance.
Q:   What is your assessment of the current climate for high-yield bond investors?
A:   The strong recovery we saw in the second quarter was due in large part to investors’ positive reaction to the scale and depth of government and central-bank policy actions in the wake of the economic damage wrought by the COVID-19 situation. Although the number of virus cases grew throughout the second quarter, the rate of increase in reported virus-related deaths in key economies began to fall as the quarter progressed, spurring optimism that the continued economic fallout from the crisis would prove to be transitory. While we believe there are good reasons to be hopeful that therapeutic treatments aimed at reducing the effects of the virus and vaccines preventing the onset of the disease could be developed within a reasonable timeframe, we also believe the recent market performance is more attributable to the multi-trillion-dollar support packages and programs provided by central banks and governments, which we mentioned above.
We are optimistic regarding the global outlook and believe the high-yield market may generate attractive returns as the economy recovers and business activity gradually moves back toward pre-crisis levels. However, we do not believe the recovery will unfold in a straight-line fashion. Instead, we believe the re-opening of the global economy will be uneven, with localized virus flare-ups slowing activity, which we have already seen occur in some areas, including the southern U.S. We believe selectivity with regard to individual securities may be a key to performance going forward, particularly as we eventually begin to see the stimulus measures being reduced as economic activity picks up.
** Distributions are not guaranteed.
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We believe we have been uncovering attractive investment opportunities as the high-yield universe has expanded with issuers experiencing credit downgrades from investment grade to high yield and companies coming to market with offerings to enhance their liquidity. We have been examining corporations through the lens of how deeply the COVID-19 crisis has affected their profitability and debt-servicing abilities, with a focus on issuers relatively unaffected by the crisis, and issuers we have identified as likely to overcome the challenges generated by COVID-19.
Against the backdrop of an economy challenged by a pandemic, we believe that prudent investment management will require active re-positioning in the Portfolio to avoid deteriorating situations, and to potentially take advantage of improving situations.
Please refer to the Schedule of Investments on pages 8 to 20 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
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SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)

Shares		Value
UNAFFILIATED ISSUERS – 95.7%
COMMON STOCK – 0.0%† of Net Assets
Transportation Infrastructure – 0.0%†
640(a)	Syncreon Group	$ 9,440
	Total Transportation Infrastructure	$ 9,440
TOTAL COMMON STOCK
	(Cost $8,960)	$ 9,440
CONVERTIBLE PREFERRED STOCK – 0.3% of Net Assets
Banks – 0.3%
95(b)	Wells Fargo & Co., 7.5%	$ 123,215
	Total Banks	$ 123,215
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $125,547)	$ 123,215

Principal
Amount
USD ($)
COMMERCIAL MORTGAGE-BACKED SECURITY – 0.2% of Net Assets
108,962(c)	Banc of America Commercial Mortgage Trust, Series 2007-4, Class H, 6.06%,
	2/10/51 (144A)	$ 99,192
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITY
	(Cost $107,247)	$ 99,192
CONVERTIBLE CORPORATE BONDS – 5.9% of Net Assets
Airlines – 0.6%
140,000	Air Canada, 4.0%, 7/1/25 (144A)	$ 148,050
101,000	Southwest Airlines Co., 1.25%, 5/1/25	121,304
	Total Airlines	$ 269,354
Biotechnology – 0.8%
174,000	Exact Sciences Corp., 0.375%, 3/1/28	$ 166,301
162,000	Insmed, Inc., 1.75%, 1/15/25	157,444
	Total Biotechnology	$ 323,745
Commercial Services – 0.5%
158,000	Cardtronics, Inc., 1.0%, 12/1/20	$ 155,828
64,935	Macquarie Infrastructure Corp., 2.0%, 10/1/23	56,164
	Total Commercial Services	$ 211,992
Computers – 0.3%
125,000	Pure Storage, Inc., 0.125%, 4/15/23	$ 122,575
	Total Computers	$ 122,575
Engineering & Construction – 0.3%
115,000	Dycom Industries, Inc., 0.75%, 9/15/21	$ 108,675
	Total Engineering & Construction	$ 108,675
Healthcare-Products – 0.3%
120,000	Integra LifeSciences Holdings Corp., 0.5%, 8/15/25 (144A)	$ 109,088
	Total Healthcare-Products	$ 109,088
Internet – 0.9%
115,000	Palo Alto Networks, Inc., 0.375%, 6/1/25 (144A)	$ 114,482
128,000	Palo Alto Networks, Inc., 0.75%, 7/1/23	136,829
108,000	Zendesk, Inc., 0.625%, 6/15/25 (144A)	115,206
	Total Internet	$ 366,517

The accompanying notes are an integral part of these financial statements.
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Principal
Amount
USD ($)		Value
	Leisure Time – 0.1%
60,000	Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23 (144A)	$ 55,800
	Total Leisure Time	$ 55,800
	Media – 0.4%
178,000	DISH Network Corp., 3.375%, 8/15/26	$ 163,513
	Total Media	$ 163,513
	Pharmaceuticals – 0.9%
130,000	Revance Therapeutics, Inc., 1.75%, 2/15/27 (144A)	$ 126,729
117,000	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	113,304
136,000	Tricida, Inc., 3.5%, 5/15/27 (144A)	143,636
	Total Pharmaceuticals	$ 383,669
	Software – 0.6%
103,000	Akamai Technologies, Inc., 0.125%, 5/1/25	$ 128,266
135,000	Workiva, Inc., 1.125%, 8/15/26 (144A)	123,471
	Total Software	$ 251,737
	Transportation – 0.2%
85,000	SEACOR Holdings, Inc., 3.0%, 11/15/28	$ 83,778
	Total Transportation	$ 83,778
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $2,381,238)	$ 2,450,443
	CORPORATE BONDS – 83.2% of Net Assets
	Advertising – 1.9%
50,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)	$ 47,140
30,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)	28,716
40,000	Lamar Media Corp., 4.875%, 1/15/29 (144A)	40,200
412,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	383,160
243,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/24	243,607
60,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	60,393
	Total Advertising	$ 803,216
	Aerospace & Defense – 1.0%
225,000	Bombardier, Inc., 6.0%, 10/15/22 (144A)	$ 157,500
99,000	Bombardier, Inc., 7.5%, 3/15/25 (144A)	64,607
50,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	32,750
140,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	151,881
	Total Aerospace & Defense	$ 406,738
	Airlines – 1.0%
269,000	Delta Air Lines, Inc., 3.75%, 10/28/29	$ 215,246
20,000	Delta Air Lines, Inc., 7.375%, 1/15/26	19,348
165,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.5%,
	6/20/27 (144A)	165,413
	Total Airlines	$ 400,007
	Apparel – 0.2%
75,000	Wolverine World Wide, Inc., 6.375%, 5/15/25 (144A)	$ 78,563
	Total Apparel	$ 78,563

The accompanying notes are an integral part of these financial statements.
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SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Auto Manufacturers – 2.7%
305,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	$ 277,513
300,000	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	284,535
70,000	General Motors Co., 5.4%, 10/2/23	75,688
92,000	General Motors Co., 6.125%, 10/1/25	103,379
229,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	231,290
130,000	Navistar International Corp., 9.5%, 5/1/25 (144A)	139,302
	Total Auto Manufacturers	$ 1,111,707
	Auto Parts & Equipment – 1.9%
55,000	Adient US LLC, 9.0%, 4/15/25 (144A)	$ 59,246
408,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	392,700
192,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	177,840
135,000	Goodyear Tire & Rubber Co., 9.5%, 5/31/25	144,450
	Total Auto Parts & Equipment	$ 774,236
	Banks – 3.3%
400,000(b)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	$ 406,500
100,000(b)(c)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	88,875
182,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	176,540
152,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	150,480
200,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546 bps) (144A)	199,750
140,000(b)(c)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	124,950
237,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	221,595
	Total Banks	$ 1,368,690
	Building Materials – 2.5%
20,000	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)	$ 18,800
158,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	161,752
100,000	JELD-WEN, Inc., 6.25%, 5/15/25 (144A)	103,750
280,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	288,400
45,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	44,888
25,000	Standard Industries, Inc., 5.0%, 2/15/27 (144A)	25,313
190,000	Standard Industries, Inc., 5.375%, 11/15/24 (144A)	195,225
203,000	Summit Materials LLC/Summit Materials Finance Corp., 5.125%, 6/1/25 (144A)	200,463
	Total Building Materials	$ 1,038,591
	Chemicals – 1.8%
157,000	CF Industries, Inc., 5.375%, 3/15/44	$ 169,764
45,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	39,504
134,000	Olin Corp., 5.0%, 2/1/30	118,590
59,000	Olin Corp., 5.625%, 8/1/29	54,281
40,000	Olin Corp., 9.5%, 6/1/25 (144A)	44,600
155,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	156,550
175,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	163,625
	Total Chemicals	$ 746,914
	Coal – 0.8%
400,000	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%,
	6/15/25 (144A)	$ 338,080
	Total Coal	$ 338,080

The accompanying notes are an integral part of these financial statements.
10

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	Commercial Services – 5.6%
70,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 73,500
215,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	226,556
105,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	99,094
200,000	Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)	204,000
20,000	Ashtead Capital, Inc., 4.25%, 11/1/29 (144A)	20,000
140,000	Brink’s Co., 5.5%, 7/15/25 (144A)	142,594
85,000	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)	82,450
380,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	401,850
100,000	Gartner, Inc., 4.5%, 7/1/28 (144A)	101,170
36,000	Herc Holdings, Inc., 5.5%, 7/15/27 (144A)	36,077
35,000	Jaguar Holding Co. II/PPD Development LP, 4.625%, 6/15/25 (144A)	35,619
55,000	Jaguar Holding Co. II/PPD Development LP, 5.0%, 6/15/28 (144A)	56,306
120,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	124,440
260,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	245,050
280,000	Sotheby’s, 7.375%, 10/15/27 (144A)	264,600
75,000	United Rentals North America, Inc., 3.875%, 11/15/27	74,813
124,000	United Rentals North America, Inc., 5.25%, 1/15/30	128,030
	Total Commercial Services	$ 2,316,149
	Computers – 0.6%
45,000	Dell International LLC/EMC Corp., 6.2%, 7/15/30 (144A)	$ 52,764
20,000	NCR Corp., 8.125%, 4/15/25 (144A)	21,200
185,000	Western Digital Corp., 4.75%, 2/15/26	191,188
	Total Computers	$ 265,152
	Cosmetics/Personal Care – 0.5%
185,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 190,087
	Total Cosmetics/Personal Care	$ 190,087
	Diversified Financial Services – 2.2%
145,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 130,500
360,000	Avation Capital SA, 6.5%, 5/15/21 (144A)	266,400
195,000(d)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK or 6.50% cash), 9/15/24 (144A)	130,650
30,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	28,500
22,000	Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)	22,576
254,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)	268,445
65,000	Springleaf Finance Corp., 8.875%, 6/1/25	69,488
	Total Diversified Financial Services	$ 916,559
	Electric – 1.8%
155,000	Calpine Corp., 5.125%, 3/15/28 (144A)	$ 151,900
65,000	Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)	66,296
137,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	141,452
35,000	PG&E Corp., 5.0%, 7/1/28	34,990
175,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	175,000
183,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	187,822
	Total Electric	$ 757,460

The accompanying notes are an integral part of these financial statements.
11

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

	Principal
	Amount
	USD ($)		Value
		Electrical Components & Equipment – 1.0%
EUR	100,000	Belden, Inc., 3.875%, 3/15/28 (144A)	$ 108,984
	112,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	109,869
	50,000	Energizer Holdings, Inc., 6.375%, 7/15/26 (144A)	51,698
	90,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	94,782
	60,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	63,450
		Total Electrical Components & Equipment	$ 428,783
		Engineering & Construction – 0.7%
	300,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	$ 306,000
		Total Engineering & Construction	$ 306,000
		Entertainment – 2.0%
	130,000	Colt Merger Sub, Inc., 8.125%, 7/1/27 (144A)	$ 125,612
	89,000	Eldorado Resorts, Inc., 6.0%, 4/1/25	93,094
	5,000	Eldorado Resorts, Inc., 6.0%, 9/15/26	5,402
	200,000	Enterprise Development Authority, 12.0%, 7/15/24 (144A)	201,000
	35,000	Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)	32,651
	100,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	80,000
	100,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	80,000
	242,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	217,044
		Total Entertainment	$ 834,803
		Environmental Control – 1.5%
	330,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 334,158
	120,000	GFL Environmental, Inc., 8.5%, 5/1/27 (144A)	130,500
	189,000	Tervita Corp., 7.625%, 12/1/21 (144A)	148,365
		Total Environmental Control	$ 613,023
		Food – 2.9%
	182,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.75%, 3/15/25	$ 185,982
	253,000	FAGE International SA/FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	237,820
	112,000	Ingles Markets, Inc., 5.75%, 6/15/23	112,560
	211,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)	222,871
	138,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/30 (144A)	141,450
	65,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.5%, 4/15/29 (144A)	68,981
	250,000	Simmons Foods, Inc., 5.75%, 11/1/24 (144A)	237,500
		Total Food	$ 1,207,164
		Forest Products & Paper – 1.1%
	262,000	Mercer International, Inc., 7.375%, 1/15/25	$ 260,690
	185,000	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26 (144A)	189,163
		Total Forest Products & Paper	$ 449,853
		Healthcare-Services – 3.0%
	145,000	Centene Corp., 4.75%, 1/15/25	$ 148,447
	226,000	Centene Corp., 5.25%, 4/1/25 (144A)	232,705
	38,000	Centene Corp., 5.375%, 6/1/26 (144A)	39,393
	65,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	67,112
	45,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	44,944
	22,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%,
		12/1/26 (144A)	22,660

The accompanying notes are an integral part of these financial statements.
12

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	Healthcare-Services – (continued)
30,000	Select Medical Corp., 6.25%, 8/15/26 (144A)	$ 30,329
57,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	51,443
293,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	293,000
146,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	150,380
169,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	163,508
	Total Healthcare-Services	$ 1,243,921
	Holding Companies-Diversified – 0.4%
170,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 10.5%, 6/1/24 (144A)	$ 153,000
	Total Holding Companies-Diversified	$ 153,000
	Home Builders – 3.4%
125,000	Beazer Homes USA, Inc., 5.875%, 10/15/27	$ 119,375
182,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	180,180
85,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	82,450
55,000	Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 4.875%,
	2/15/30 (144A)	45,958
108,000	Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%,
	9/15/27 (144A)	103,281
307,000	KB Home, 6.875%, 6/15/27	334,630
195,000	M/I Homes, Inc., 4.95%, 2/1/28	193,781
70,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/28 (144A)	66,500
147,000	Taylor Morrison Communities, Inc., 5.875%, 6/15/27 (144A)	152,254
115,000	TRI Pointe Group, Inc., 5.7%, 6/15/28	116,725
	Total Home Builders	$ 1,395,134
	Household Products/Wares – 0.7%
105,000	Spectrum Brands, Inc., 5.5%, 7/15/30 (144A)	$ 105,131
190,000	Spectrum Brands, Inc., 5.75%, 7/15/25	194,991
	Total Household Products/Wares	$ 300,122
	Housewares – 0.1%
30,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 31,191
	Total Housewares	$ 31,191
	Internet – 1.6%
55,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 58,590
25,000	Expedia Group, Inc., 7.0%, 5/1/25 (144A)	25,986
110,000	Netflix, Inc., 3.625%, 6/15/25 (144A)	110,825
97,000	Netflix, Inc., 4.875%, 4/15/28	103,719
340,000	Netflix, Inc., 5.375%, 11/15/29 (144A)	372,368
	Total Internet	$ 671,488
	Iron & Steel – 1.6%
110,000	Big River Steel LLC/BRS Finance Corp., 7.25%, 9/1/25 (144A)	$ 105,050
320,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	308,800
15,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	15,734
55,000	Commercial Metals Co., 5.375%, 7/15/27	55,687
185,000	Commercial Metals Co., 5.75%, 4/15/26	189,625
	Total Iron & Steel	$ 674,896

The accompanying notes are an integral part of these financial statements.
13

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Leisure Time – 0.8%
30,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	$ 29,737
73,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	76,172
109,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	64,895
235,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	133,950
30,000	Winnebago Industries, 6.25%, 7/15/28 (144A)	30,000
	Total Leisure Time	$ 334,754
	Lodging – 1.3%
100,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	$ 104,500
25,000	Hilton Domestic Operating Co., Inc., 5.375%, 5/1/25 (144A)	25,000
36,000	Hyatt Hotels Corp., 4.375%, 9/15/28	36,933
95,000	Hyatt Hotels Corp., 5.375%, 4/23/25	100,668
45,000	Hyatt Hotels Corp., 5.75%, 4/23/30	49,478
55,000	Marriott International, Inc., 4.625%, 6/15/30	57,069
35,000	Marriott International, Inc., 5.75%, 5/1/25	38,023
137,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	115,936
	Total Lodging	$ 527,607
	Machinery-Diversified – 0.8%
133,000	Maxim Crane Works Holdings Capital LLC, 10.125%, 8/1/24 (144A)	$ 130,799
200,000	Vertical US Newco, Inc., 5.25%, 7/15/27 (144A)	200,000
	Total Machinery-Diversified	$ 330,799
	Media – 4.8%
175,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/1/27 (144A)	$ 181,055
515,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.5%, 5/1/26 (144A)	533,185
146,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	135,430
200,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	209,000
208,000	CSC Holdings LLC, 5.5%, 5/15/26 (144A)	213,485
200,000	CSC Holdings LLC, 7.5%, 4/1/28 (144A)	218,250
352,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	187,440
106,000	Gray Television, Inc., 5.875%, 7/15/26 (144A)	105,509
230,000	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)	212,750
	Total Media	$ 1,996,104
	Mining – 1.8%
39,000	Coeur Mining, Inc., 5.875%, 6/1/24	$ 37,440
200,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	191,000
101,000	Freeport-McMoRan, Inc., 4.25%, 3/1/30	97,970
130,000	Hecla Mining Co., 7.25%, 2/15/28	131,950
65,000	Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)	66,383
130,000	Novelis Corp., 4.75%, 1/30/30 (144A)	124,150
92,000	Novelis Corp., 5.875%, 9/30/26 (144A)	91,885
	Total Mining	$ 740,778
	Miscellaneous Manufacturers – 0.2%
60,000	Hillenbrand, Inc., 5.75%, 6/15/25	$ 62,100
18,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	17,505
	Total Miscellaneous Manufacturers	$ 79,605

The accompanying notes are an integral part of these financial statements.
14

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	Oil & Gas – 5.0%
271,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	$ 143,630
167,000	Cenovus Energy, Inc., 6.75%, 11/15/39	162,602
60,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.625%, 7/15/25 (144A)	60,469
296,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	275,280
42,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	39,191
163,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	139,772
25,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	20,781
219,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	190,530
104,000	Parkland Corp., 5.875%, 7/15/27 (144A)	107,900
30,000	Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/25 (144A)	28,811
20,000	Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/27 (144A)	19,700
300,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28 (144A)	249,000
75,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25 (144A)	80,063
350,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	157,500
271,000	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	228,995
185,000	Transocean, Inc., 7.25%, 11/1/25 (144A)	100,825
37,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	20,419
232,000	Whiting Petroleum Corp., 6.625%, 1/15/26	41,180
	Total Oil & Gas	$ 2,066,648
	Oil & Gas Services – 1.2%
80,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 4/1/28 (144A)	$ 72,800
152,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27 (144A)	143,184
89,000	Exterran Energy Solutions LP/EES Finance Corp., 8.125%, 5/1/25	73,648
296,000	FTS International, Inc., 6.25%, 5/1/22	94,720
120,000	SESI LLC, 7.75%, 9/15/24	43,800
74,000	USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27	71,040
	Total Oil & Gas Services	$ 499,192
	Packaging & Containers – 1.6%
254,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	$ 297,180
365,000	Greif, Inc., 6.5%, 3/1/27 (144A)	371,523
	Total Packaging & Containers	$ 668,703
	Pharmaceuticals – 3.1%
197,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 209,066
75,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	70,612
50,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)	47,437
80,000	Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)	82,000
96,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	98,880
96,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	100,800
105,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%, 6/30/28 (144A)	67,725
68,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.5%, 7/31/27 (144A)	71,924
139,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	142,642
456,000	Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23	430,778
	Total Pharmaceuticals	$ 1,321,864
	Pipelines – 4.1%
285,000	American Midstream Partners LP/American Midstream Finance Corp., 9.5%,
	12/15/21 (144A)	$ 259,350
30,000	DCP Midstream Operating LP, 3.875%, 3/15/23	29,100

The accompanying notes are an integral part of these financial statements.
15

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Pipelines – (continued)
49,000	DCP Midstream Operating LP, 4.95%, 4/1/22	$ 49,268
200,000	DCP Midstream Operating LP, 5.375%, 7/15/25	198,500
165,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	152,625
220,000(b)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT Index + 531 bps)	188,100
5,000	EnLink Midstream LLC, 5.375%, 6/1/29	3,750
90,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	69,300
40,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	24,912
116,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	70,760
167,000	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23	160,529
111,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	102,675
167,000	Hess Midstream Operations LP, 5.625%, 2/15/26 (144A)	165,245
135,000	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 5/15/23	128,587
100,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.0%, 3/1/27 (144A)	88,750
	Total Pipelines	$ 1,691,451
	REITs – 2.1%
155,000	Iron Mountain US Holdings, Inc., 5.375%, 6/1/26 (144A)	$ 155,775
200,000	Iron Mountain, Inc., 5.75%, 8/15/24	201,920
105,000	iStar, Inc., 4.25%, 8/1/25	95,025
195,000	iStar, Inc., 4.75%, 10/1/24	182,081
146,000	MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29	146,730
93,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	94,234
	Total REITs	$ 875,765
	Retail – 2.6%
150,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 140,250
50,000	Abercrombie & Fitch Management Co., 8.75%, 7/15/25 (144A)	49,250
63,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28 (144A)	61,110
67,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)	65,325
220,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	196,350
113,000	Golden Nugget, Inc., 8.75%, 10/1/25 (144A)	63,845
55,000	IRB Holding Corp., 7.0%, 6/15/25 (144A)	56,688
304,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	264,480
140,000	QVC, Inc., 4.75%, 2/15/27	135,380
91,000	Staples, Inc., 7.5%, 4/15/26 (144A)	71,503
	Total Retail	$ 1,104,181
	Software – 0.1%
21,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)	$ 21,105
	Total Software	$ 21,105
	Telecommunications – 5.2%
400,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 377,752
80,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	77,700
150,000	CenturyLink, Inc., 6.45%, 6/15/21	153,405
90,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	86,913
63,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	64,745
451,000(e)	Frontier Communications Corp., 8.75%, 4/15/22	147,703
300,000	Level 3 Financing, Inc., 5.25%, 3/15/26	308,250
308,000	Sprint Corp., 7.125%, 6/15/24	347,775

The accompanying notes are an integral part of these financial statements.
16

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	Telecommunications – (continued)
75,000	T-Mobile USA, Inc., 6.0%, 3/1/23	$ 75,303
155,000	T-Mobile USA, Inc., 6.0%, 4/15/24	158,363
215,000	T-Mobile USA, Inc., 6.5%, 1/15/26	224,699
339,000	Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/25 (144A)	203,400
	Total Telecommunications	$ 2,226,008
	Transportation – 0.7%
145,000	Watco Cos LLC/Watco Finance Corp., 6.5%, 6/15/27 (144A)	$ 148,564
153,000	XPO Logistics, Inc., 6.25%, 5/1/25 (144A)	160,268
	Total Transportation	$ 308,832
	TOTAL CORPORATE BONDS
	(Cost $36,728,212)	$ 34,614,923

Face
Amount
USD ($)
INSURANCE-LINKED SECURITIES – 0.1% of Net Assets(f)
Reinsurance Sidecars – 0.1%
Multiperil – Worldwide – 0.1%
50,000+(a)(g)	Lorenz Re 2018, 7/1/21	$ 2,185
25,723+(a)(g)	Lorenz Re 2019, 6/30/22	20,329
	Total Reinsurance Sidecars	$ 22,514
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $39,391)	$ 22,514

Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN INTERESTS – 2.6% of Net Assets*(h)
Buildings & Real Estate – 0.0%†
14,700	Builders FirstSource, Inc., Refinancing Term Loan, 4.0% (LIBOR + 300 bps), 2/29/24	$ 14,248
	Total Buildings & Real Estate	$ 14,248
Diversified & Conglomerate Service – 0.6%
115,500	DynCorp International, Inc., Term Loan, 7.0% (LIBOR + 600 bps), 8/18/25	$ 110,303
154,203	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps), 2/6/24	119,739
	Total Diversified & Conglomerate Service	$ 230,042
Healthcare, Education & Childcare – 0.6%
177,648	LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.), First
	Lien Term B Loan, 3.928% (LIBOR + 375 bps), 11/16/25	$ 167,071
64,838	Surgery Center Holdings, Inc., 2020 Incremental Term Loan, 9.0% (LIBOR +
	800 bps), 9/3/24	65,486
	Total Healthcare, Education & Childcare	$ 232,557
Machinery – 0.4%
232,789	Shape Technologies Group, Inc., Initial Term Loan, 4.043% (LIBOR + 300 bps), 4/21/25	$ 183,321
	Total Machinery	$ 183,321
Media – 0.2%
124,063	Diamond Sports Group LLC, Term Loan, 3.43% (LIBOR + 325 bps), 8/24/26	$ 101,576
	Total Media	$ 101,576

The accompanying notes are an integral part of these financial statements.
17

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
Securities & Trusts – 0.5%
215,400	Spectacle Gary Holdings LLC, Closing Date Term Loan, 11.0% (LIBOR +
	900 bps), 12/23/25	$ 200,322
	Total Securities & Trusts	$ 200,322
Telecommunications – 0.2%
97,361	Commscope, Inc., Initial Term Loan, 3.428% (LIBOR + 325 bps), 4/6/26	$ 92,736
	Total Telecommunications	$ 92,736
Utilities – 0.1%
60,000	PG&E Corp., Term Loan, 5.5% (LIBOR + 450 bps), 6/23/25	$ 59,325
	Total Utilities	$ 59,325
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $1,201,086)	$ 1,114,127
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 3.4% of Net Assets
500,000(h)	U.S. Treasury Note, 0.265% (3 Month U.S. Treasury Bill Money Market Yield +
	12 bps), 1/31/21	$ 500,274
500,000(i)	United States Treasury Bill, 7/21/20	499,967
400,000(i)	United States Treasury Bill, 8/13/20	399,936
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $1,399,686)	$ 1,400,177

Shares
RIGHTS/WARRANTS – 0.0%† of Net Assets
Health Care Providers & Services – 0.0%†
80+^(a)(j)	Option Care Health, Inc., 6/30/25	$ 77
80+^(a)(j)	Option Care Health, Inc., 6/30/25	61
	Total Health Care Providers & Services	$ 138
TOTAL RIGHTS/WARRANTS
	(Cost $ —)	$ 138
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 95.7%
	(Cost $41,991,367)	$ 39,834,169

Change
in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
Shares		Income	Gain (Loss)	(Depreciation)	Value
AFFILIATED ISSUER – 1.2%
CLOSED-END FUND – 1.2% of Net Assets
60,000(k)	Pioneer ILS Interval Fund	$ —	$(132,800)	$155,423	$ 511,800
TOTAL CLOSED-END FUND
	(Cost $636,000)				$ 511,800
TOTAL INVESTMENTS IN AFFILIATED ISSUER – 1.2%
	(Cost $636,000)				$ 511,800
	OTHER ASSETS AND LIABILITIES – 3.1%				$ 1,279,831
	NET ASSETS – 100.0%				$41,625,800

bps	Basis Points.
CMT	Constant Maturity Treasury.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.
18

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2020, the value of these securities amounted to $24,111,064, or 57.9% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2020.

+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2020.
(d)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(e)	Security is in default.
(f)	Securities are restricted as to resale.
(g)	Issued as preference shares.
(h)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2020.
(i)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(j)	Option Care Health, Inc. warrants are exercisable into 160 shares.
(k)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc., (the “Adviser”).
SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION

					Premiums	Unrealized
Notional		Pay/	Annual	Expiration	Paid/	Appreciation	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	(Received)	(Depreciation)	Value
430,001	Markit CDX North America High Yield Index Series 27	Receive	5.00%	12/20/21	$ (2,031)	$ 3,433	$1,402
178,000	Markit CDX North America High Yield Index Series 31	Receive	5.00%	12/20/23	10,084	(9,806)	278
236,600	Markit CDX North America High Yield Index Series 32	Receive	5.00%	6/20/24	11,970	(11,509)	461
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION					$20,023	$(17,882)	$2,141
OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION
Notional		Obligation	Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Counterparty	Reference/Index	Receive(2)	Fixed Rate	Date	(Received)	(Depreciation)	Value
40,000	Goldman Sachs International	Chesapeake Energy Corp.	Receive	5.00%	6/20/22	$ (4,500)	$ (33,770)	$ (38,270)
25,000	Goldman Sachs International	Chesapeake Energy Corp.	Receive	5.00%	6/20/22	(3,062)	(20,856)	(23,918)
40,000	Goldman Sachs International	Chesapeake Energy Corp.	Receive	5.00%	6/20/22	(4,900)	(33,370)	(38,270)
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION						$(12,462)	$ (87,996)	$(100,458)
TOTAL SWAP CONTRACTS						$ 7,561	$(105,878)	$ (98,317)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives Quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR – Euro
Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2020 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 1,803,668	$ 1,804,419
Other Long-Term Securities	$21,948,164	$21,217,089

The accompanying notes are an integral part of these financial statements.
19

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2020, the Portfolio engaged in purchases of $308,893 and sales of $1,621,941 pursuant to these procedures, which resulted in a net realized gain/(loss) of $(10).
At June 30, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $42,702,582 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 876,325
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,331,255)
Net unrealized depreciation	$(2,454,930)
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2020, in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Common Stock
Transportation Infrastructure	$—	$9,440	$—	$9,440
Convertible Preferred Stock	123,215	—	—	123,215
Commercial Mortgage-Backed Security	—	99,192	—	99,192
Convertible Corporate Bonds	—	2,450,443	—	2,450,443
Corporate Bonds	—	34,614,923	—	34,614,923
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil - Worldwide	—	—	22,514	22,514
Senior Secured Floating Rate Loan
Interests	—	1,114,127	—	1,114,127
U.S. Government and Agency Obligations	—	1,400,177	—	1,400,177
Rights/Warrants
Health Care Providers & Services	—	—	138	138
Affiliated Closed-End Fund	—	511,800	—	511,800
Total Investments in Securities	$123,215	$40,200,102	$22,652	$40,345,969
Other Financial Instruments
Swap contracts, at value	$—	(98,317)	—	(98,317)
Total Other Financial Instruments	$—	$(98,317)	$—	$(98,317)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
	Insurance-
	Linked	Rights/
	Securities	Warrants	Total
Balance as of 12/31/19	$27,503	$185	$27,688
Realized gain (loss)(1)	—	—	—
Change in unrealized appreciation (depreciation)(2)	(91)	(47)	(138)
Accrued discounts/premiums	—	—	—
Purchases	—	—	—
Sales	(4,898)	—	(4,898)
Transfers in to Level 3*	—	—	—
Transfer out of Level 3*	—	—	—
Balance as of 6/30/20	$22,514	$138	$22,652

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended June 30, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at June 30, 2020:	$(138)
The accompanying notes are an integral part of these financial statements.
20

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 6/30/20 (UNAUDITED)

ASSETS:
Investments in unaffiliated issuers, at value (cost $41,991,367)	$39,834,169
Investments in affiliated issuers, at value (cost $636,000)	511,800
Cash	495,789
Foreign currencies, at value (cost $2,144)	2,177
Swaps collateral	85,041
Variation margin for centrally cleared swap contracts	2,857
Receivables —
Investment securities sold	569,811
Portfolio shares sold	414,930
Interest	569,001
Other assets	28,083
Total assets	$42,513,658

LIABILITIES:
Payables —
Investment securities purchased	$725,495
Portfolio shares repurchased	511
Professional fees	26,591
Due to broker for swaps	3,468
Unrealized depreciation on unfunded loan commitments	673
Swap contracts, at value (net premiums received $7,561)	98,317
Due to affiliates	2,971
Accrued expenses	29,832
Total liabilities	$887,858

NET ASSETS:
Paid-in capital	$45,588,911
Distributable earnings (loss)	(3,963,111)
Net assets	$41,625,800

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $32,563,122/3,804,084 shares)	$8.56
Class II (based on $9,062,678/1,072,518 shares)	$8.45

The accompanying notes are an integral part of these financial statements.
21

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED 6/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$1,299,177
Dividends from unaffiliated issuers	3,563
Total investment income		$1,302,740

EXPENSES:
Management fees	$134,412
Administrative expense	33,893
Distribution fees
Class II	11,201
Custodian fees	6,908
Professional fees	26,036
Printing expense	19,665
Pricing fees	8,687
Trustees’ fees	3,458
Insurance expense	70
Miscellaneous	833
Total expenses		$245,163
Less fees waived and expenses reimbursed by the Adviser		(8,281)
Net expenses		$236,882
Net investment income		$1,065,858

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,643,667)
Investments in affiliated issuers	(132,800)
Swap contracts	(34,329)
Other assets and liabilities denominated in foreign currencies	51	$(1,810,745)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(3,134,908)
Investments in affiliated issuers	155,423
Swap contracts	(148,419)
Unfunded loan commitments	(1,268)
Other assets and liabilities denominated in foreign currencies	42	$(3,129,130)
Net realized and unrealized gain (loss) on investments		$(4,939,875)
Net decrease in net assets resulting from operations		$(3,874,017)

The accompanying notes are an integral part of these financial statements.
22

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended
	6/30/20	Year Ended
	(unaudited)	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$1,065,858	$2,215,343
Net realized gain (loss) on investments	(1,810,745)	28,367
Change in net unrealized appreciation (depreciation) on investments	(3,129,130)	3,690,363
Net increase (decrease) in net assets resulting from operations	$(3,874,017)	$5,934,073
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.24 and $0.46 per share, respectively)	$(883,957)	$(1,691,026)
Class II ($0.22 and $0.43 per share, respectively)	(229,048)	(470,273)
Total distributions to shareowners	$(1,113,005)	$(2,161,299)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$8,179,070	$8,990,878
Reinvestment of distributions	1,113,005	2,161,299
Cost of shares repurchased	(9,973,015)	(9,191,664)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$(680,940)	$1,960,513
Net increase (decrease) in net assets	$(5,667,962)	$5,733,287
NET ASSETS:
Beginning of period	$47,293,762	$41,560,475
End of period	$41,625,800	$47,293,762

	Six Months	Six Months
	Ended	Ended
	6/30/20	6/30/20	Year Ended	Year Ended
	Shares	Amount	12/31/19	12/31/19
	(unaudited)	(unaudited)	Shares	Amount
CLASS I
Shares sold	397,713	$3,441,718	321,322	$3,003,575
Reinvestment of distributions	102,931	883,957	181,308	1,691,026
Less shares repurchased	(418,050)	(3,669,463)	(591,036)	(5,476,479)
Net increase/ (decrease)	82,594	$656,212	(88,406)	$(781,878)
CLASS II
Shares sold	550,966	$4,737,352	651,310	$5,987,303
Reinvestment of distributions	26,886	229,048	51,030	470,273
Less shares repurchased	(735,138)	(6,303,552)	(403,548)	(3,715,185)
Net increase/ (decrease)	(157,286)	$(1,337,152)	298,792	$2,742,391

The accompanying notes are an integral part of these financial statements.
23

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*	12/31/15*
Class I
Net asset value, beginning of period	$9.58		$8.79	$9.53	$9.31	$8.55	$9.65
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.23		$0.47	$0.44	$0.43	$0.46	$0.42
Net realized and unrealized gain (loss) on investments	(1.01)		0.78	(0.74)	0.22	0.74	(0.75)
Net increase (decrease) from investment operations	$(0.78)		$1.25	$(0.30)	$0.65	$1.20	$(0.33)
Distributions to shareowners:
Net investment income	$(0.24)		$(0.46)	$(0.44)	$(0.43)	$(0.44)	$(0.45)
Net realized gain	—		—	—	—	—	(0.32)
Total distributions	$(0.24)		$(0.46)	$(0.44)	$(0.43)	$(0.44)	$(0.77)
Net increase (decrease) in net asset value	$(1.02)		$0.79	$(0.74)	$0.22	$0.76	$(1.10)
Net asset value, end of period	$8.56		$9.58	$8.79	$9.53	$9.31	$8.55
Total return (b)	(8.15	)%(c)	14.44%	(3.30)%	7.14%	14.35%	(3.93	)%(d)
Ratio of net expenses to average net assets	1.09	%(e)	1.03%	1.03%	0.91%	0.92%	0.92%
Ratio of net investment income (loss) to average net assets	5.23	%(e)	5.03%	4.76%	4.57%	5.24%	4.45%
Portfolio turnover rate	59	%(c)	66%	45%	44%	57%	32%
Net assets, end of period (in thousands)	$32,563		$35,652	$33,476	$42,728	$48,953	$45,949
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.13	%(e)	1.07%	1.07%	0.91%	0.92%	0.92%
Net investment income (loss) to average net assets	5.19	%(e)	4.99%	4.72%	4.57%	5.24%	4.45%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.04)%.
(e)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
24

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(unaudited)		12/31/19	12/31/18	12/31/17		12/31/16*	12/31/15*
Class II
Net asset value, beginning of period	$9.47		$8.68	$9.45	$9.23		$8.49	$9.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.21		$0.44	$0.41	$0.41		$0.43	$0.39
Net realized and unrealized gain (loss) on investments	(1.01)		0.78	(0.77)	0.22		0.72	(0.75)
Net increase (decrease) from investment operations	$(0.80)		$1.22	$(0.36)	$0.63		$1.15	$(0.36)
Distributions to shareowners:
Net investment income	$(0.22)		$(0.43)	$(0.41)	$(0.41)		$(0.41)	$(0.42)
Net realized gain	—		—	—	—		—	(0.32)
Total distributions	$(0.22)		$(0.43)	$(0.41)	$(0.41)		$(0.41)	$(0.74)
Net increase (decrease) in net asset value	$(1.02)		$0.79	$(0.77)	$0.22		$0.74	$(1.10)
Net asset value, end of period	$8.45		$9.47	$8.68	$9.45		$9.23	$8.49
Total return (b)	(8.40	)%(c)	14.28%	(3.94)%	6.89	%(d)	13.89%	(4.23	)%(e)
Ratio of net expenses to average net assets	1.33	%(f)	1.28%	1.28%	1.16%		1.16%	1.18%
Ratio of net investment income (loss) to average net assets	4.89	%(f)	4.79%	4.50%	4.31%		4.91%	4.17%
Portfolio turnover rate	59	%(c)	66%	45%	44%		57%	32%
Net assets, end of period (in thousands)	$9,063		$11,642	$8,085	$11,594		$11,529	$10,629
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.37	%(f)	1.32%	1.32%	1.16%		1.16%	1.18%
Net investment income (loss) to average net assets	4.85	%(f)	4.74%	4.45%	4.31%		4.91%	4.17%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 6.83%.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.34)%.
(f)	Annualized.

NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
25

Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer High Yield VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Portfolio’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08 as of June 30, 2020. The implementation of ASU 2017-08 did not have a material impact on the Portfolio’s Financial Statements.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
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Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are values at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2020, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.0% of net assets. The value of these fair valued securities was $138.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
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NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2019 was as follows:
2019
Distributions paid from:
Ordinary income	$2,161,299
Total	$2,161,299
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2019:
2019
Distributable earnings:
Undistributed ordinary income	$474,139
Capital loss carryforward	(144,914)
Net unrealized appreciation	694,686
Total	$1,023,911
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps, and adjustments relating to credit default swaps.
E.   Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.
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Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
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NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.   Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2020, is listed in the Schedule of Investments.
H.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
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Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended June 30, 2020, was $(56,922). Open credit default swap contracts at June 30, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are paid monthly and calculated daily at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the six months ended June 30, 2020, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2020, the Adviser waived $8,281 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,658 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2020.
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NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
4. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $313 in distribution fees payable to the Distributor at June 30, 2020.
5. Master Netting Agreements
The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.
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Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2020.
Derivative
Assets
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Goldman Sachs
International	$ –	$ –	$ –	$ –	$ –
Total	$ –	$ –	$ –	$ –	$ –

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Goldman Sachs
International	$87,996	$ –	$ –	$ –	$87,996
Total	$87,996	$ –	$ –	$ –	$87,996

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
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Pioneer High Yield VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2020, was as follows:
Statement of Assets	Interest	Credit	Foreign		Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Equity Risk	Risk
Liabilities
Swap contracts,
at value	$ –	$98,317	$ –	$ –	$ –
Total Value	$ –	$98,317	$ –	$ –	$ –
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2020, was as follows:
Statement of	Interest	Credit	Foreign		Commodity
Operations	Rate Risk	Risk	Exchange Rate Risk	Equity Risk	Risk
Net realized gain (loss) on:
Swap contracts	$ –	$(34,329)	$ –	$ –	$ –
Total Value	$ –	$(34,329)	$ –	$ –	$ –
Change in net unrealized
appreciation (depreciation) on:
Swap contracts	$ –	$(148,419)	$ –	$ –	$ –
Total Value	$ –	$(148,419)	$ –	$ –	$ –
7. Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations.
As of June 30, 2020, the Portfolio had the following unfunded loan commitments outstanding:
				Unrealized
Loan	Principal	Cost	Value	Depreciation
Spectacle Gary Holdings LLC	$15,600	$15,181	$14,508	$(673)

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
35

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36

Pioneer Variable Contracts Trust

Officers	Trustees
Lisa M. Jones, President and Chief Executive Officer	Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial and	John E. Baumgardner, Jr.
Accounting Officer	Diane Durnin
Christopher J. Kelley, Secretary and Chief Legal Officer	Benjamin M. Friedman
Lisa M. Jones
Investment Adviser and Administrator	Lorraine H. Monchak
Amundi Pioneer Asset Management, Inc.	Marguerite A. Piret
Fred J. Ricciardi
Custodian and Sub-Administrator	Kenneth J. Taubes
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

37

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
19622-14-0820

PIONEER VARIABLE CONTRACTS TRUST

Pioneer Mid Cap Value VCT Portfolio — Class I and II Shares
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.
You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.
SEMIANNUAL REPORT

June 30, 2020
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

PIONEER VARIABLE CONTRACTS TRUST

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 6/30/20

Sector Distribution
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*

1.	McKesson Corp.	2.39%
2.	JB Hunt Transport
	Services, Inc.	2.32
3.	Zimmer Biomet Holdings, Inc.	2.25
4.	PACCAR, Inc.	2.19
5.	Lam Research Corp.	2.19

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

PERFORMANCE UPDATE 6/30/20

Prices and Distributions

Net Asset Value per Share	6/30/20	12/31/19
Class I	$14.42	$18.46
Class II	$14.25	$18.23

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 6/30/20)	Income	Capital Gains	Capital Gains
Class I	$0.1976	$ –	$0.5265
Class II	$0.1548	$ –	$0.5265

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2020)

			Russell Midcap
	Class I	Class II	Value Index
10 Years	7.60%	7.33%	10.29%
5 Years	1.21%	0.95%	3.32%
1 Year	-11.93%	-12.20%	-11.81%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

COMPARING ON GOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
 Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio
Based on actual returns from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$819.60	$818.30
Expenses Paid During Period*	$3.30	$4.43

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$1,021.23	$1,019.99
Expenses Paid During Period*	$3.67	$4.92

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.
Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Domestic mid-cap stocks fell sharply during the six-month period ended June 30, 2020, as measures aimed at containing the spread of the COVID-19 global pandemic severely hampered U.S. economic activity. In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six-month period ended June 30, 2020. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Haddad, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio.
Q:   How did the Portfolio perform during the six-month period ended June 30, 2020?
A:   Pioneer Mid Cap Value VCT Portfolio’s Class I shares returned -18.04% at net asset value during the six-month period ended June 30, 2020, and Class II shares returned -18.17%, while the Portfolio’s benchmark, the Russell Midcap Value Index, returned -18.09%.
Q:   How would you describe the investment environment for equities during the six-month period ended June 30, 2020?
A:   The six-month period was extremely volatile for U.S. equities. Heading into the new calendar year and the beginning of the period, investor sentiment received a boost from the signing of a “Phase One” trade deal between the U.S. and China in January, which seemed to indicate that the trade war between the two countries was cooling off. In addition, the interest-rate environment had become more favorable in the wake of three successive reductions in the target range of the federal funds rate by the U.S. Federal Reserve (“Fed”) over the second half of 2019. Combined with solid economic and employment data, those factors helped drive domestic equities to record highs by mid-February of 2020.
The upward move proved short-lived, however, as the arrival of the COVID-19 virus led to containment measures, including lockdowns and the shuttering of businesses deemed non-essential, which brought the global economy to a near standstill. In response, stock prices nosedived beginning in mid-February 2020 as investors fled riskier assets and moved into so-called “safe havens” such as U.S. Treasuries. The U.S. stock market declined by more than 30% between February 19 and March 23, and unemployment figures soared as the domestic economy descended to recessionary levels.
The Fed responded to the crisis, which included a “liquidity freeze” in fixed-income markets, by dropping the range of the federal funds rate to zero and reviving its 2008/2009 financial crisis-era asset-purchase programs, while creating new lending facilities to help support the financial system. Meanwhile Congress and the White House agreed on a $2.2 trillion stimulus package during March, and added more stimulus in the second quarter.
The aggressive fiscal and monetary policy measures allowed markets, particularly equities, to rebound sharply from their March lows in April and May, on optimism that the most severe economic effects of the pandemic would be short-term in nature. June saw some softening in market sentiment as well as increased volatility, however, as the number of new COVID-19 cases
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

rose in some of the states, mainly in the southern and southwestern U.S., that had reopened for business earlier than those that had been most affected by the virus during the winter and spring months.
In the U.S. equity market, stocks of small- and mid-cap companies underperformed large-cap stocks during the six-month period, reflecting investors’ preference for the perceived stability of larger companies under volatile market conditions. Growth stocks dramatically outperformed value stocks during the six-month period, especially within the growth-focused information technology sector. Mid-cap equities saw similar trends, as the Russell Midcap Growth Index, which returned a positive 4.16% for the six-month period, easily outpaced the return of the Portfolio’s benchmark, Russell Midcap Value Index (the Russell Index), which declined by more than 18%.
Q:   How did you position the Portfolio during the six-month period ended June 30, 2020, and how did the positioning affect performance relative to the benchmark?
A:   We continued to emphasize holding stocks of what we believe are higher-quality companies in the mid-cap value universe during the six-month period, in anticipation of slower domestic economic growth rates. In that vein, we maintained a tilt in the Portfolio toward shares of companies with lower-than-average debt levels, higher-than-average profits, and lower-than-average earnings volatility. We believe the performance of such stocks is less dependent on cyclical factors and that their valuations have tended to hold up relatively well in times of uncertainty. The strategy helped benchmark-relative performance during the market pullback in the first quarter, as the Portfolio outperformed the Russell Index over the three-month period ended March 31, 2020. However, the positioning weighed on relative returns during the ensuing rebound in the second quarter, when the Russell Index outperformed the Portfolio by more than four percentage points.
Over the full six-month period, the Portfolio’s return was essentially in line with that of the Russell Index. From a sector perspective, stock selection results in financials and real estate were the most significant positive contributors to benchmark-relative performance. An overweight allocation to health care also contributed positively to relative returns, especially in combination with good stock selection results within the sector.
In contrast, the biggest detractors from the Portfolio’s benchmark-relative performance during the six-month period were stock selection results in consumer staples and energy. Those two sectors weighed on relative returns despite the Portfolio’s significant underweights versus the Russell Index.
Among the Portfolio’s individual stock holdings, the most important positive contributors to benchmark-relative performance during the six-month period included health care supplier West Pharmaceutical Services, semiconductor manufacturer Lam Research, and discount retailer Dollar General.
West Pharmaceuticals saw continued demand for its medical packaging and drug-delivery products during the six-month period, and the company captured new opportunities resulting from COVID-19-related initiatives among its customer base. Lam Research specializes in technology-testing products and has been steadily growing its parts and services operations, which we think
5

Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

have the potential to generate more predictable earnings growth for the company. Discount retailer Dollar General has continued to fare well as shoppers facing financial difficulties due to COVID-19’s devastating effects on domestic employment have moved from higher-priced stores towards more affordable alternatives. Other noteworthy positive contributors to the Portfolio’s relative returns during the six-month period included positions in trucking company J.B. Hunt Transport Services and medical-technology specialist Hologic.
Conversely, the largest individual detractors from the Portfolio’s benchmark-relative performance during the six-month period included positions in energy companies Marathon Oil and Diamondback Energy, which struggled as ongoing disruptions to the oil market due to COVID-19 shutdowns as well as a price war between Russia and Saudi Arabia had a negative impact on mid-sized exploration-and-production companies. Other notable detractors from the Portfolio’s relative returns were shares of JetBlue Airways and Howmet Aerospace, as COVID-19 drove a significant decline in air travel and related activity during much of the first half of 2020. Finally, the Portfolio’s lack of exposure to gold-mining company Newmont also weighed on relative performance, as gold prices rose dramatically in response to economic uncertainty, and Newmont represented a significant weighting in the benchmark Russell Index.
Q:   Did the Portfolio have any exposure to derivatives during the six-month period ended June 30, 2020?
A:   No, the Portfolio did not have exposure to derivatives during the six-month period.
Q:   What is your investment outlook and how have you positioned the Portfolio heading into the second half of 2020?
A:   As we look ahead, we believe that the extent of the intermediate-term economic damage caused by the COVID-19 pandemic will depend largely on how much support the U.S. government provides to the financial system, and in what form. To date, the responses from the Fed and government authorities in terms of monetary and fiscal stimulus have been appropriate and well designed, in our view, with liquidity injections from the central bank and government aid for the unemployed and for state-government budgets. However, we have concerns that further fiscal support measures from the U.S. government could prove insufficient, leading to levels of volatility similar to what markets experienced after the global financial crisis hit during 2008 and 2009. We are therefore monitoring actions from both lawmakers and the Fed very closely.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Despite the recovery in stock prices in the second quarter, there has remained considerable instability and uncertainty with regard to the overall economic situation. Although we have allocated a small portion of the Portfolio’s assets to value stocks of companies that are levered to the cyclical economy, we have not made a full shift in that strategic direction. Thus, the Portfolio’s positioning has remained relatively conservative.
Our preference for owning intrinsically inexpensive stocks in high-quality value companies has persisted. At period-end, the Portfolio had no exposure to the energy or communication services sectors, as we believe companies in those sectors have been facing long-term structural headwinds, thus making them classic “value trap” stocks. That said, we have begun to have a little more interest in those sectors of late. Within energy, we believe a potential wave of defaults could lead to consolidation in the sector, which would make it possible for some true value opportunities to emerge. In communication services, we believe some good values could soon appear in areas outside television networks and telecom companies.
However, until we are more certain that valuations appropriately discount the risks inherent with investments in those sectors, in a manner that could benefit the Portfolio’s performance, we expect to remain on the sidelines.
Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)

Shares		Value
	UNAFFILIATED ISSUERS – 97.6%
	COMMON STOCKS – 95.5%
	of Net Assets
	Banks – 5.8%
167,051	Citizens Financial Group, Inc.	$ 4,216,367
106,740	East West Bancorp, Inc.	3,868,258
36,679	First Republic Bank	3,887,607
19,652	Signature Bank	2,101,192
	Total Banks	$ 14,073,424
	Building Products – 1.8%
50,227	Trane Technologies Plc	$ 4,469,198
	Total Building Products	$ 4,469,198
	Capital Markets – 2.6%
62,183	Apollo Global Management, Inc.	$ 3,104,175
27,654	Nasdaq, Inc.	3,303,823
	Total Capital Markets	$ 6,407,998
	Chemicals – 5.5%
41,800	Albemarle Corp.	$ 3,227,378
51,230	Celanese Corp.	4,423,198
153,251	Huntsman Corp.	2,753,920
27,840	PPG Industries, Inc.	2,952,710
	Total Chemicals	$ 13,357,206
	Communications
	Equipment – 0.9%
15,840	Motorola Solutions, Inc.	$ 2,219,659
	Total Communications
	Equipment	$ 2,219,659
	Containers &
	Packaging – 2.5%
35,884	Avery Dennison Corp.	$ 4,094,006
29,479	Ball Corp.	2,048,496
	Total Containers & Packaging	$ 6,142,502
	Electric Utilities – 3.6%
49,650	Entergy Corp.	$ 4,657,667
107,228	FirstEnergy Corp.	4,158,302
	Total Electric Utilities	$ 8,815,969
	Electrical Equipment – 2.1%
37,439	Eaton Corp. Plc	$ 3,275,164
8,651	Rockwell Automation, Inc.	1,842,663
	Total Electrical Equipment	$ 5,117,827
	Electronic Equipment,
	Instruments &
	Components – 4.1%
23,155	CDW Corp.	$ 2,690,148
82,312	Corning, Inc.	2,131,881
35,037	Dolby Laboratories, Inc.	2,307,887
27,547(a)	Keysight Technologies, Inc.	2,776,187
	Total Electronic Equipment,
	Instruments & Components	$ 9,906,103

Shares		Value
	Energy Equipment &
	Services – 0.5%
56,627	Helmerich & Payne, Inc.	$ 1,104,793
	Total Energy Equipment &
	Services	$ 1,104,793
	Equity Real Estate
	Investment Trusts
	(REITs) – 12.8%
98,296	American Homes 4 Rent, Class A	$ 2,644,162
104,446	Brandywine Realty Trust	1,137,417
36,574	Camden Property Trust	3,336,280
13,944	CoreSite Realty Corp.	1,688,061
92,079	Duke Realty Corp.	3,258,676
40,142	EPR Properties	1,329,904
24,811	Federal Realty Investment Trust,
	Class REIT	2,114,145
87,042	Healthpeak Properties, Inc.	2,398,878
123,650	Host Hotels & Resorts, Inc.,
	Class REIT	1,334,183
17,828	Kilroy Realty Corp.	1,046,504
151,478	Kimco Realty Corp.	1,944,978
20,573	Mid-America Apartment
	Communities, Inc.	2,359,106
21,359	SL Green Realty Corp.	1,052,785
27,406	Sun Communities, Inc.	3,718,446
102,138	VICI Properties, Inc.	2,062,166
	Total Equity Real Estate
	Investment Trusts (REITs)	$ 31,425,691
	Food & Staples
	Retailing – 0.7%
31,525	Sysco Corp.	$ 1,723,157
	Total Food & Staples
	Retailing	$ 1,723,157
	Food Products – 0.5%
19,234	Tyson Foods, Inc.	$ 1,148,462
	Total Food Products	$ 1,148,462
	Health Care Equipment &
	Supplies – 7.5%
10,924	Cooper Cos., Inc.	$ 3,098,483
81,274(a)	Hologic, Inc.	4,632,618
14,912	STERIS Plc	2,288,097
12,783	West Pharmaceutical Services, Inc.	2,903,914
45,031	Zimmer Biomet Holdings, Inc.	5,374,900
	Total Health Care Equipment
	& Supplies	$ 18,298,012
	Health Care Providers &
	Services – 2.3%
37,215	McKesson Corp.	$ 5,709,525
	Total Health Care
	Providers & Services	$ 5,709,525

The accompanying notes are an integral part of these financial statements.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Shares		Value
	Hotels, Restaurants &
	Leisure – 2.9%
32,249	Dunkin’ Brands Group, Inc.	$ 2,103,602
20,702	Hilton Worldwide Holdings, Inc.	1,520,562
176,395	International Game Technology Plc	1,569,916
56,911	MGM Resorts International	956,105
60,411(a)	Norwegian Cruise Line Holdings, Ltd.	992,553
	Total Hotels, Restaurants &
	Leisure	$ 7,142,738
	Household Durables – 1.2%
22,147	Whirlpool Corp.	$ 2,868,701
	Total Household Durables	$ 2,868,701
	Insurance – 9.2%
28,715	Allstate Corp.	$ 2,785,068
28,155	American Financial Group, Inc.	1,786,716
24,446	Assurant, Inc.	2,525,027
56,928	Assured Guaranty, Ltd.	1,389,613
89,355	Brown & Brown, Inc.	3,642,110
75,754	First American Financial Corp.	3,637,707
93,248	Hartford Financial Services
	Group, Inc.	3,594,710
193,710	Old Republic International Corp.	3,159,410
	Total Insurance	$ 22,520,361
	IT Services – 1.9%
37,111	Booz Allen Hamilton Holding Corp.	$ 2,886,864
18,989(a)	Euronet Worldwide, Inc.	1,819,526
	Total IT Services	$ 4,706,390
	Machinery – 6.1%
111,504(a)	Ingersoll Rand, Inc.	$ 3,135,493
42,441	Otis Worldwide Corp.	2,413,195
69,862	PACCAR, Inc.	5,229,171
30,094	Stanley Black & Decker, Inc.	4,194,502
	Total Machinery	$ 14,972,361
	Media – 0.6%
44,810(a)	Liberty Media Corp.-Liberty
	SiriusXM	$ 1,543,705
	Total Media	$ 1,543,705
	Metals & Mining – 1.3%
33,245	Reliance Steel & Aluminum Co.	$ 3,155,948
	Total Metals & Mining	$ 3,155,948
	Multiline Retail – 1.8%
22,974	Dollar General Corp.	$ 4,376,777
	Total Multiline Retail	$ 4,376,777
	Multi-Utilities – 2.0%
98,670	Public Service Enterprise
	Group, Inc.	$ 4,850,617
	Total Multi-Utilities	$ 4,850,617

Shares		Value
Oil, Gas & Consumable
Fuels – 0.5%
32,035	Marathon Petroleum Corp.	$ 1,197,468
Total Oil, Gas &
	Consumable Fuels	$ 1,197,468
Pharmaceuticals – 0.8%
35,524	Perrigo Co. Plc	$ 1,963,411
	Total Pharmaceuticals	$ 1,963,411
Real Estate Management &
Development – 0.5%
26,769(a)	CBRE Group, Inc.	$ 1,210,494
Total Real Estate
Management &
	Development	$ 1,210,494
Road & Rail – 3.9%
46,046	JB Hunt Transport Services, Inc.	$ 5,541,176
27,525	Kansas City Southern	4,109,207
	Total Road & Rail	$ 9,650,383
Semiconductors &
Semiconductor
Equipment – 2.1%
16,144	Lam Research Corp.	$ 5,221,938
Total Semiconductors &
	Semiconductor Equipment	$ 5,221,938
Specialty Retail – 4.1%
63,079(a)	AutoNation, Inc.	$ 2,370,509
53,882	Best Buy Co., Inc.	4,702,282
54,535	Foot Locker, Inc.	1,590,241
3,264(a)	O’Reilly Automotive, Inc.	1,376,331
	Total Specialty Retail	$ 10,039,363
Textiles, Apparel &
Luxury Goods – 1.4%
29,473	Columbia Sportswear Co.	$ 2,374,934
15,020	Ralph Lauren Corp.	1,089,250
Total Textiles, Apparel &
	Luxury Goods	$ 3,464,184
Thrifts & Mortgage
Finance – 0.4%
60,684	Radian Group, Inc.	$ 941,209
Total Thrifts & Mortgage
	Finance	$ 941,209
Trading Companies &
Distributors – 1.6%
62,820	Applied Industrial
	Technologies, Inc.	$ 3,919,340
Total Trading Companies &
	Distributors	$ 3,919,340
TOTAL COMMON STOCKS
	(Cost $220,129,606)	$ 233,664,914

The accompanying notes are an integral part of these financial statements.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)
Value
U.S. GOVERNMENT AND
AGENCY OBLIGATIONS – 2.1%
of Net Assets
2,000,000(b)	U.S. Treasury Floating Rate Note,
0.304% (3 Month U.S. Treasury Bill
Money Market Yield + 15 bps),
	1/31/22	$ 2,002,615
3,000,000(c)	United States Treasury Bill, 7/7/20	2,999,941
TOTAL U.S. GOVERNMENT
AND AGENCY OBLIGATIONS
	(Cost $5,001,832)	$ 5,002,556
TOTAL INVESTMENTS IN
UNAFFILIATED
ISSUERS – 97.6%
	(Cost $225,131,438)	$ 238,667,470
OTHER ASSETS AND
	LIABILITIES – 2.4%	$ 5,894,324
	NET ASSETS – 100.0%	$244,561,794

bps	Basis Points.
REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2020.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$4,004,265	$1,996,092
Other Long-Term Securities	$113,027,472	$108,236,326

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2020, the Portfolio did not engage in any cross trade activity.
At June 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $225,511,309 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost	$28,158,391
Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value	(15,002,230)
Net unrealized appreciation	$13,156,161

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements —Note 1A.
The following is a summary of the inputs used as of June 30, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$233,664,914	$—	$—	$233,664,914
U.S. Government and
Agency Obligations	—	5,002,556	—	5,002,556
Total
Investments
in Securities	$233,664,914	$5,002,556	$—	$238,667,470

During the six months ended June 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 6/30/20 (UNAUDITED)

ASSETS:
Investments in unaffiliated issuers, at value (cost $225,131,438)	$238,667,470
Cash	9,895,253
Receivables —
Portfolio shares sold	22,389
Dividends	302,897
Interest	1,018
Other assets	544
Total assets	$248,889,571

LIABILITIES:
Payables —
Investment securities purchased	$4,203,399
Portfolio shares repurchased	49,975
Trustees’ fees	429
Due to affiliates	28,782
Accrued expenses	45,192
Total liabilities	$4,327,777

NET ASSETS:
Paid-in capital	$247,598,099
Distributable earnings (loss)	(3,036,305)
Net assets	$244,561,794

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $28,607,609/1,983,978 shares)	$14.42
Class II (based on $215,954,185/15,149,703 shares)	$14.25

The accompanying notes are an integral part of these financial statements.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED 6/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$2,523,257
Interest from unaffiliated issuers	16,360
Total investment income		$2,539,617

EXPENSES:
Management fees	$789,781
Administrative expense	55,472
Distribution fees
Class II	265,795
Custodian fees	5,894
Professional fees	14,529
Printing expense	14,292
Pricing fees	11
Trustees’ fees	4,717
Miscellaneous	6,286
Total expenses		$1,156,777
Net investment income		$1,382,840

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$(17,572,908)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(33,769,232)
Net realized and unrealized gain (loss) on investments		$(51,342,140)
Net decrease in net assets resulting from operations		$(49,959,300)

The accompanying notes are an integral part of these financial statements.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	6/30/20	Ended
	(unaudited)	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$1,382,840	$2,622,399
Net realized gain (loss) on investments	(17,572,908)	8,844,533
Change in net unrealized appreciation (depreciation) on investments	(33,769,232)	58,123,072
Net increase (decrease) in net assets resulting from operations	$(49,959,300)	$69,590,004

DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.73 and $1.38 per share, respectively)	$(1,370,948)	$(2,769,330)
Class II ($0.68 and $1.33 per share, respectively)	(9,892,768)	(18,372,047)
Total distributions to shareowners	$(11,263,716)	$(21,141,377)

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$25,937,982	$9,343,094
Reinvestment of distributions	11,263,716	21,141,377
Cost of shares repurchased	(15,859,221)	(51,860,053)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$21,342,477	$(21,375,582)
Net increase (decrease) in net assets	$(39,880,539)	$27,073,045

NET ASSETS:
Beginning of period	$284,442,333	$257,369,288
End of period	$244,561,794	$284,442,333

	Six Months	Six Months
	Ended	Ended	Year Ended	Year Ended
	6/30/20	6/30/20	12/31/19	12/31/19
	Shares	Amount	Shares	Amount
CLASS I
Shares sold	100,235	$1,464,707	71,437	$1,266,186
Reinvestment of distributions	93,198	1,370,948	160,914	2,769,330
Less shares repurchased	(234,496)	(3,685,228)	(364,444)	(6,430,449)
Net decrease	(41,063)	$(849,573)	(132,093)	$(2,394,933)
CLASS II
Shares sold	1,670,854	$24,473,275	470,625	$8,076,908
Reinvestment of distributions	680,383	9,892,768	1,079,439	18,372,047
Less shares repurchased	(752,864)	(12,173,993)	(2,583,598)	(45,429,604)
Net increase (decrease)	1,598,373	$22,192,050	(1,033,534)	$(18,980,649)

The accompanying notes are an integral part of these financial statements.
13

Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year	Year
	6/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*	12/31/15*
Class I
Net asset value, beginning of period	$18.46		$15.53	$21.11	$20.49	$18.88	$22.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.10		$0.20	$0.23	$0.13	$0.17	$0.18
Net realized and unrealized gain (loss) on investments	(3.41)		4.11	(4.01)	2.36	2.81	(1.38)
Net increase (decrease) from investment operations	$(3.31)		$4.31	$(3.78)	$2.49	$2.98	$(1.20)
Distributions to shareowners:
Net investment income	$(0.20)		$(0.24)	$(0.14)	$(0.18)	$(0.14)	$(0.18)
Net realized gain	(0.53)		(1.14)	(1.66)	(1.69)	(1.23)	(2.53)
Total distributions	$(0.73)		$(1.38)	$(1.80)	$(1.87)	$(1.37)	$(2.71)
Net increase (decrease) in net asset value	$(4.04)		$2.93	$(5.58)	$0.62	$1.61	$(3.91)
Net asset value, end of period	$14.42		$18.46	$15.53	$21.11	$20.49	$18.88
Total return (b)	(18.04	)%(c)	28.44%	(19.34)%	13.17%	16.56%	(6.14	)%(d)
Ratio of net expenses to average net assets	0.73	%(e)	0.73%	0.73%	0.71%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets	1.34	%(e)	1.14%	1.19%	0.64%	0.91%	0.84%
Portfolio turnover rate	46	%(c)	93%	81%	61%	75%	87%
Net assets, end of period (in thousands)	$28,608		$37,384	$33,506	$48,082	$68,552	$70,412

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.19)%.
(e)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

	Six Months
	Ended		Year	Year	Year	Year	Year
	6/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*	12/31/15*
Class II
Net asset value, beginning of period	$18.23		$15.35	$20.87	$20.28	$18.70	$22.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09		$0.15	$0.18	$0.08	$0.12	$0.12
Net realized and unrealized gain (loss) on investments	(3.39)		4.06	(3.95)	2.33	2.78	(1.36)
Net increase (decrease) from investment operations	$(3.30)		$4.21	$(3.77)	$2.41	$2.90	$(1.24)
Distributions to shareowners:
Net investment income	$(0.15)		$(0.19)	$(0.09)	$(0.13)	$(0.09)	$(0.12)
Net realized gain	(0.53)		(1.14)	(1.66)	(1.69)	(1.23)	(2.53)
Total distributions	$(0.68)		$(1.33)	$(1.75)	$(1.82)	$(1.32)	$(2.65)
Net increase (decrease) in net asset value	$(3.98)		$2.88	$(5.52)	$0.59	$1.58	$(3.89)
Net asset value, end of period	$14.25		$18.23	$15.35	$20.87	$20.28	$18.70
Total return (b)	(18.17	)%(c)	28.08%	(19.49)%	12.87%	16.23%	(6.35	)%(d)
Ratio of net expenses to average net assets	0.98	%(e)	0.98%	0.98%	0.96%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	1.11	%(e)	0.89%	0.95%	0.39%	0.67%	0.60%
Portfolio turnover rate	46	%(c)	93%	81%	61%	75%	87%
Net assets, end of period (in thousands)	$215,954		$247,058	$223,863	$298,671	$294,399	$274,774

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.40)%.
(e)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value VTC Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Portfolio’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$3,122,155
Long-term capital gain	18,019,222
Total distributions	$21,141,377

17

Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019:

2019
Distributable Earnings:
Undistributed ordinary income	$2,621,041
Undistributed long-term capital gain	8,640,277
Unrealized depreciation	46,925,393
Total	$58,186,711

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
D.    Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
E.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2020, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $21,594 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
4. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $7,188 in distribution fees payable to the Distributor at June 30, 2020.
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Pioneer Mid Cap Value VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
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Pioneer Variable Contracts Trust

Officers
Lisa M. Jones, President and Chief Executive Officer
Mark E. Bradley, Treasurer and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes

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Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19609-14-0820

PIONEER VARIABLE CONTRACTS TRUST

Pioneer Fund VCT Portfolio — Class I and II Shares
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.
You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.
SEMIANNUAL REPORT

June 30, 2020
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

PIONEER VARIABLE CONTRACTS TRUST

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 6/30/20

Sector Distribution
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*

1.	Amazon.com, Inc.	6.05%
2.	Microsoft Corp.	5.67
3.	Apple, Inc.	5.47
4.	Alphabet, Inc.	5.11
5.	Visa, Inc.	5.02

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

PERFORMANCE UPDATE 6/30/20

Prices and Distributions

Net Asset Value per Share	6/30/20	12/31/19
Class I	$13.62	$14.95
Class II	$13.73	$15.06

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 6/30/20)	Income	Capital Gains	Capital Gains
Class I	$0.0600	$0.2050	$1.1021
Class II	$0.0400	$0.2050	$1.1021

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor’s 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Standard & Poor’s 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2020)

	Class I	Class II	S&P 500 Index
10 Years	13.05%	12.77%	13.99%
5 Years	11.43%	11.16%	10.73%
1 Year	10.61%	10.29%	7.51%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
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COMPARING ON GOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
 Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio
Based on actual returns from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$1,002.30	$1,000.80
Expenses Paid During Period*	$4.08	$5.32

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.82% and 1.07% for Class I and Class II shares respectively, multiplied by the average account value average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$1,020.79	$1,019.54
Expenses Paid During Period*	$4.12	$5.37

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.82% and 1.07% for Class I and Class II shares respectively, multiplied by the average account value average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
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Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Portfolio, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, Jeff Kripke discusses the market environment during the six-month period ended June 30, 2020, and Pioneer Fund VCT Portfolio’s performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Portfolio, along with James Yu, a vice president and associate portfolio manager at Amundi Pioneer, Craig Sterling, Managing Director, Director of Core Equity and Director of Equity Research, U.S., and a portfolio manager at Amundi Pioneer, and John Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer.
Q:   How did the Portfolio perform over the six-month period ended June 30, 2020?
A:   Pioneer Fund VCT Portfolio’s Class I shares returned 0.23% at net asset value during the six-month period ended June 30, 2020, and Class II shares returned 0.08%, while the Portfolio’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned -3.08%.
Q:   How would you describe the market environment for equities during the six-month period ended June 30, 2020?
A:   U.S. equities, while posting a negative return in the first half of 2020 as measured by the Portfolio’s benchmark, the S&P 500, nonetheless closed the six-month period on a high note, returning more than 20% during the second calendar quarter of the year (April through June).
The six-month period started off well, with healthy gains in the equity market from January through mid-February, as investor sentiment received a boost from solid economic and employment data and the news that China and the U.S. had agreed on a Phase One trade agreement, which was indicative of at least a slight thaw in the trade war between the two countries that had dominated financial headlines during 2019.
Then, stocks suffered a large, protracted slump beginning in the latter part of February as the COVID-19 virus spread from China into most other countries, including the U.S. Efforts to contain or at least slow the rate of COVID-19 infections resulted in the implementation of social-distancing guidelines and lockdowns” imposed by state and local governments, which resulted in, among other things, the cancellation of all professional and amateur/collegiate sporting events and other large public gatherings, such as concerts, as well as the shuttering of businesses deemed non-essential. The containment measures slowed commerce (with the exception of e-commerce) to a crawl, and while a number of U.S. workers were able to keep their jobs by working remotely, much of the domestic economy ground to a halt during March and April, and the unemployment rate soared. The economic damage wrought by COVID-19 was deep and immediate, with the travel and restaurant industries hit hardest as people stayed at home.
U.S. stocks hit their low on March 23, and a liquidity freeze” rattled the market for riskier fixed-income assets. At that point, the markets began to regain ground thanks to the combination of monetary and fiscal stimulus provided by the U.S. Federal Reserve (Fed) and the U.S. government. The Fed
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reduced the target range of the federal funds rate to zero, dusted off its 2008/2009 financial crisis playbook by expanding its balance sheet, and implemented new lending facilities, all of which helped bolster investors’ confidence. In addition, the U.S. Congress and the White House approved $2 trillion in fiscal stimulus designed to provide financial assistance to individuals and businesses in need. Other stimulus spending packages from the government came to fruition during the second quarter, and the unprecedented level of support generated a sense of optimism that the economic pain, while severe, would be short-lived.
Moreover, as April turned to May, some U.S. states that had been less affected by the initial onslaught of the virus began re-opening for business, thus providing further impetus for market participants to come back off the sidelines and once again delve into riskier assets, such as equities. Some “new jobs” reports released during the second quarter also surprised to the upside. All of those factors helped the S&P 500 Index close the six-month period with only a narrow loss, despite analysts’ expectations for a sharp decline in domestic economic growth.
Though stimulus was a major driver of the S&P 500’s positive performance in the second half of the six-month period, the composition of the Portfolio’s benchmark also played a role. As growth stocks have outperformed value in recent years, the S&P 500 has tended to become more growth-oriented and concentrated. The top five stocks in the S&P 500 are all “big tech” and tech-related growth stocks and accounted for more than 21% of the benchmark’s value at period-end, a record level of concentration for the S&P 500.
Most sectors within the S&P 500 were in negative territory for the full six-month period, with information technology (up by 15%) and consumer discretionary (up by 7%) the only two sectors to finish with positive returns. Energy, which was down by more than 35%, was by far the worst performer in the S&P 500 for the six-month period as oil prices cratered in the first quarter and into April, for a number of reasons, including a price war between Saudi Arabia and Russia, depressed demand caused by the COVID-19 lockdowns, and oversupply. Oil prices, and the energy sector as a whole, did rebound in the second quarter, but not by nearly enough to make up for the first-quarter carnage. Financials, which returned -24%, was the S&P 500’s second-worst performer during the six-month period, as the low-interest-rate environment took its toll on several companies in the sector.
Q:   Which of your investment decisions either contributed positively to, or detracted from, the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2020?
A:   Sector allocation results were a positive factor for the Portfolio’s benchmark-relative returns over the six-month period. In particular, an underweight to the weak energy sector and an overweight to consumer discretionary, one of only two S&P 500 sectors to finish the period in positive territory, aided relative performance. We had underweighted the Portfolio to energy primarily due to oil-price concerns, which turned out to be even worse than anticipated.
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PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

Meanwhile, we had increased the Portfolio’s consumer discretionary holdings opportunistically as share prices declined in the big COVID-19-related sell-off in March, which helped boost benchmark-relative results as the market rallied in the second quarter.
Security selection also contributed positively to the Portfolio’s benchmark-relative results over the six-month period, with results in the consumer discretionary, consumer staples, information technology, and industrials sectors adding the most to relative performance.
On the negative side, an underweight to the top-performing information technology sector, driven by valuation concerns, detracted from the Portfolio’s benchmark-relative returns during the six-month period. The Portfolio’s security selection results also lagged the S&P 500 in the energy, health care, and real estate sectors over the six-month period.
With regard to individual positions, the top positive contributors to the Portfolio’s benchmark-relative performance over the six-month period were NVIDIA, Amazon.com, and Home Depot.
NVIDIA, which manufactures graphic-processing units used in computer games, driverless cars, and data centers, performed well over the six-month period as the company reported better-than-expected financial results driven by strong data-center demand. Home improvement retail giant Home Depot was another positive contributor to benchmark-relative performance for the six-month period. Home Depot reported strong first-quarter comparable store sales growth, driven by a surge in online sales, which have become a more significant factor in the company’s overall sales numbers. Home Depot has continued to display a clear competitive edge in servicing the needs of professional contractors, and we believe the contractor portion of the business may expand rapidly given the impending reconfiguration of offices, schools, and other public-gathering places to allow for greater social distancing in the wake of COVID-19. Amazon.com, one of the largest providers of e-commerce, cloud-computing, and digital-streaming services, is another company that has been benefiting from the COVID-19 quarantine measures, as many shoppers have moved into the online-purchasing world. Moreover, Amazon’s instant-video service has experienced an increase in sales. We believe those trends could continue and help generate positive returns for shareholders, especially since the company’s two highest-margin businesses, AWS (cloud) and advertising, have also been enjoying significant momentum.
Individual positions that detracted from the Portfolio’s benchmark-relative performance during the six-month period included Schlumberger, Wells Fargo, and Elanco Animal Health.
Oilfield services firm Schlumberger was a victim of the very rough environment for energy stocks over the six-month period, as most of the company’s clients reduced spending on oilfield services given the dramatic decline in oil prices and the supply/demand imbalance. Shares of Wells Fargo struggled during
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the six-month period as the company’s turnaround, which includes cost savings initiatives, has been taking longer than the market expected. In addition, while it was anticipated that Wells Fargo would announce some kind of dividend* cut, the cents-per-share reduction was far greater than projected estimates. That said, Wells Fargo is one of the few nationwide, “footprint” banks in the U.S., and we believe the company’s current issues are correctible. Finally, the Portfolio’s position in Elanco Animal Health detracted from benchmark-relative performance during the six-month period after the company reported a drop in revenue, largely related to a decline in disease prevention and therapeutic medicines for companion animals, as pet owners refrained from going to veterinarians due to the COVID-19 situation. We believe Elanco’s revenues could increase once the economy fully reopens. The company is also on track to close its acquisition of Bayer’s animal health business (not a Portfolio holding), which we believe could increase the scale and scope of the overall business.
Q:   Did the Portfolio have any exposure to derivatives during the six-month period ended June 30, 2020?
A:   No, the Portfolio had no exposure to derivatives during the six-month period.
Q:   Could you discuss the Portfolio’s commitment to environmental, social, and governance (ESG) investing?
A:   ESG refers to the three central factors in measuring the sustainability and ethical impact of an investment in a company or business. We have historically followed an ESG-friendly approach when building the Portfolio. We use specific screening criteria to exclude investments from the Portfolio in companies that fail to meet certain ESG standards across all industries. Per the prospectus, the Portfolio generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products, and certain controversial military weapons, and the operation of coal mines, gambling casinos and other gaming businesses. In addition, we view the “governance” aspect of ESG as critically important, as we believe companies that take steps to better manage risk exposure than their competitors can help reduce volatility and lead to solid performance during more difficult periods for both the economy and the markets.
Q:   What is your outlook for equities as the Portfolio enters the second half of its fiscal year, and how would you characterize the Portfolio’s current positioning?
A:   We believe the economy has begun to recover - led by the regions least affected by COVID-19 - as the population withdraws in phases from the lockdowns. The nature of particular industries is likely to influence the breadth of the recovery, with some businesses such as travel, restaurants, and live entertainment lagging the overall economy. However, we believe the exceptionally prompt actions taken by U.S. fiscal and monetary authorities at
*     Dividends are not guaranteed.
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PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

the outset of the crisis could create a bridge for many consumers as well as small, mid, and large businesses to reengage with their activities, and help steepen the trajectory of the recovery from the economic devastation that has just occurred. However, if the trend of new virus diagnoses seen in some U.S. states as the summer progressed continues, that could stall the economic recovery, as it had already led to some states dialing back their re-openings as of the end of the six-month period.
In terms of current positioning, the Portfolio is overweight versus the S&P 500 in consumer discretionary, due to the sector’s exposure to online retail as well as to equities of leading global consumer brands. As mentioned earlier, we had added some of those leading brand names to the Portfolio opportunistically in the first quarter as the stock prices fell on concerns that consumer spending would decline during the pandemic. We believe the new Portfolio additions have the potential to survive over the long term, and could possibly gain market share during the current period of economic decline.
The Portfolio is underweight to energy versus the benchmark due to oil supply-and-demand concerns, and underweight to “bond proxy” sectors such as utilities, which offer limited upside potential, in our view, due to high valuations. With respect to information technology, the Portfolio is underweight versus the S&P 500 in the sector for stock-specific/valuation reasons, but is overweight to the technology-related communications services sector by a similar amount.
Please refer to the Schedule of Investments on pages 9 to 10 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
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SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)

Shares		Value
UNAFFILIATED ISSUERS – 98.6%
COMMON STOCKS – 98.6%
of Net Assets
Air Freight & Logistics – 3.6%
35,272	United Parcel Service, Inc., Class B	$ 3,921,541
Total Air Freight &
	Logistics	$ 3,921,541
Banks – 6.1%
153,305	Bank of America Corp.	$ 3,640,994
120,571	Wells Fargo & Co.	3,086,618
	Total Banks	$ 6,727,612
Beverages – 1.9%
34,149	Coca-Cola Co.	$ 1,525,777
4,179	PepsiCo., Inc.	552,714
	Total Beverages	$ 2,078,491
Biotechnology – 1.6%
4,166(a)	Biogen, Inc.	$ 1,114,613
	945(a) Regeneron Pharmaceuticals, Inc.	589,349
	Total Biotechnology	$ 1,703,962
Building Products – 1.1%
55,749	Carrier Global Corp.	$ 1,238,743
	Total Building Products	$ 1,238,743
Capital Markets – 5.4%
2,676	BlackRock, Inc.	$ 1,455,985
12,893	Charles Schwab Corp.	435,010
13,739	CME Group, Inc.	2,233,137
5,546	S&P Global, Inc.	1,827,296
	Total Capital Markets	$ 5,951,428
Chemicals – 2.4%
21,813	International Flavors &
	Fragrances, Inc.	$ 2,671,220
	Total Chemicals	$ 2,671,220
Diversified Telecommunication
Services – 4.5%
89,967	Verizon Communications, Inc.	$ 4,959,881
Total Diversified
	Telecommunication Services	$ 4,959,881
Electric Utilities – 0.0%†
262	Eversource Energy	$ 21,817
	Total Electric Utilities	$ 21,817
Energy Equipment &
Services – 1.3%
74,954	Schlumberger, Ltd.	$ 1,378,404
Total Energy Equipment &
	Services	$ 1,378,404
Entertainment – 2.0%
19,482	Walt Disney Co.	$ 2,172,438
	Total Entertainment	$ 2,172,438

Shares		Value
Food & Staples
Retailing – 1.0%
9,176	Walmart, Inc.	$ 1,099,101
Total Food & Staples
	Retailing	$ 1,099,101
Food Products – 0.0%†
121	McCormick & Co., Inc.	$ 21,709
	Total Food Products	$ 21,709
Health Care – 1.6%
12,879	Zoetis, Inc.	$ 1,764,938
	Total Health Care	$ 1,764,938
Health Care Equipment &
Supplies – 3.9%
16,718	Danaher Corp.	$ 2,956,244
14,356	Medtronic PLC	1,316,445
Total Health Care Equipment
	& Supplies	$ 4,272,689
Hotels, Restaurants &
Leisure – 2.2%
32,764	Starbucks Corp.	$ 2,411,103
Total Hotels, Restaurants &
	Leisure	$ 2,411,103
Industrial
Conglomerates – 0.4%
3,076	Honeywell International, Inc.	$ 444,759
Total Industrial
	Conglomerates	$ 444,759
Insurance – 0.8%
21,573	Hartford Financial Services
	Group, Inc.	$ 831,639
	Total Insurance	$ 831,639
Interactive Media &
Services – 8.6%
3,892(a)	Alphabet, Inc.	$ 5,519,051
17,215(a)	Facebook, Inc.	3,909,010
Total Interactive Media &
	Services	$ 9,428,061
Internet & Direct
Marketing Retail – 6.0%
2,368(a)	Amazon.com, Inc.	$ 6,532,886
Total Internet & Direct
	Marketing Retail	$ 6,532,886
IT Services – 5.0%
28,075	Visa, Inc.	$ 5,423,248
	Total IT Services	$ 5,423,248
Life Sciences Tools &
Services – 2.0%
25,107	Agilent Technologies, Inc.	$ 2,218,706
Total Life Sciences Tools &
	Services	$ 2,218,706

The accompanying notes are an integral part of these financial statements.
9

Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Shares		Value
Machinery – 0.9%
17,876	Otis Worldwide Corp.	$ 1,016,429
	Total Machinery	$ 1,016,429
Oil, Gas & Consumable
Fuels – 0.0%†
222	EOG Resources, Inc.	$ 11,247
Total Oil, Gas & Consumable
	Fuels	$ 11,247
Pharmaceuticals – 5.7%
120,541(a)	Elanco Animal Health, Inc.	$ 2,585,604
15,546	Johnson & Johnson	2,186,234
19,532	Merck & Co., Inc.	1,510,410
	Total Pharmaceuticals	$ 6,282,248
Road & Rail – 4.0%
25,758	Union Pacific Corp.	$ 4,354,905
	Total Road & Rail	$ 4,354,905
Semiconductors &
Semiconductor
Equipment – 8.2%
15,823	Analog Devices, Inc.	$ 1,940,533
7,799	Lam Research Corp.	2,522,664
14,404(a)	Micron Technology, Inc.	742,094
9,983	NVIDIA Corp.	3,792,641
Total Semiconductors &
	Semiconductor Equipment	$ 8,997,932
Software – 5.6%
30,078	Microsoft Corp.	$ 6,121,174
	Total Software	$ 6,121,174
Software & Services – 3.1%
11,611	Mastercard, Inc.	$ 3,433,372
	Total Software & Services	$ 3,433,372
Specialty Retail – 1.5%
6,418	Home Depot, Inc.	$ 1,607,773
	Total Specialty Retail	$ 1,607,773
Technology Hardware,
Storage & Peripherals – 5.4%
16,189	Apple, Inc.	$ 5,905,747
Total Technology Hardware,
	Storage & Peripherals	$ 5,905,747

Shares		Value
	Textiles, Apparel &
	Luxury Goods – 2.8%
29,953	NIKE, Inc., Class B	$ 2,936,892
	Total Textiles, Apparel &
	Luxury Goods	$ 2,936,892
	TOTAL COMMON STOCKS
	(Cost $83,705,808)	$107,942,095
	TOTAL INVESTMENTS IN
	UNAFFILIATED
	ISSUERS – 98.6%
	(Cost $83,705,808)	$107,942,095
	OTHER ASSETS AND
	LIABILITIES – 1.4%	$ 1,483,928
	NET ASSETS – 100.0%	$109,426,023

†	Amount rounds to less than 0.1%.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2020, aggregated $52,445,208 and $56,673,274, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2020, the Portfolio did not engage in any cross trade activity.
At June 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $83,941,882 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost	$28,421,224
Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value	(4,421,011)
Net unrealized appreciation	$24,000,213

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$107,942,095	$—	$—	$107,942,095
Total Investments in
Securities	$107,942,095	$—	$—	$107,942,095

During the six months ended June 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
10

Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 6/30/20 (UNAUDITED)

ASSETS:
Investments in unaffiliated issuers, at value (cost $83,705,808)	$107,942,095
Cash	1,026,381
Receivables —
Investment securities sold	1,345,284
Portfolio shares sold	13,050
Dividends	95,563
Interest	10,717
Other assets	170
Total assets	$110,433,260

LIABILITIES:
Payables —
Investment securities purchased	$895,409
Portfolio shares repurchased	55,672
Trustees’ fees	208
Due to affiliates	10,120
Accrued expenses	45,828
Total liabilities	$1,007,237

NET ASSETS:
Paid-in capital	$79,987,009
Distributable earnings	29,439,014
Net assets	$109,426,023

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $95,331,230/6,999,315 shares)	$13.62
Class II (based on $14,094,793/1,026,527 shares)	$13.73

The accompanying notes are an integral part of these financial statements.
11

Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED 6/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $(10,717))	$930,916
Interest from unaffiliated issuers	5,907
Total investment income		$936,823

EXPENSES:
Management fees	$341,905
Administrative expense	39,805
Transfer agent fees
Distribution fees
Class II	15,983
Custodian fees	10,004
Professional fees	19,550
Printing expense	14,290
Trustees’ fees	3,856
Insurance expense	190
Miscellaneous	607
Total expenses		$446,190
Net investment income		$490,633

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$5,253,115
Other assets and liabilities denominated in foreign currencies	(748)	$5,252,367
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(6,112,197)
Other assets and liabilities denominated in foreign currencies	124	$(6,112,073)
Net realized and unrealized gain (loss) on investments		$(859,706)
Net decrease in net assets resulting from operations		$(369,073)

The accompanying notes are an integral part of these financial statements.
12

Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended
	6/30/20	Year Ended
	(unaudited)	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$490,633	$1,114,293
Net realized gain (loss) on investments	5,252,367	9,594,131
Change in net unrealized appreciation (depreciation) on investments	(6,112,073)	17,794,075
Net increase (decrease) in net assets resulting from operations	$(369,073)	$28,502,499

DISTRIBUTIONS TO SHAREOWNERS:
Class I ($1.37 and $2.56 per share, respectively)	$(8,745,524)	$(15,278,833)
Class II ($1.35 and $2.52 per share, respectively)	(1,269,532)	(2,001,964)
Total distributions to shareowners	$(10,015,056)	$(17,280,797)

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$4,483,508	$8,389,230
Reinvestment of distributions	10,015,056	17,280,797
Cost of shares repurchased	(8,179,421)	(19,012,750)
Net increase in net assets resulting from Portfolio share transactions	$6,319,143	$6,657,277
Net increase (decrease) in net assets	$(4,064,986)	$17,878,979

NET ASSETS:
Beginning of period	$113,491,009	$95,612,030
End of period	$109,426,023	$113,491,009

	Six Months	Six Months
	Ended	Ended
	6/30/2020	6/30/2020	Year Ended	Year Ended
	Shares	Amount	12/31/19	12/31/19
	(unaudited)	(unaudited)	Shares	Amount
CLASS I
Shares sold	191,427	$2,799,358	326,293	$4,706,777
Reinvestment of distributions	639,108	8,745,524	1,114,770	15,278,833
Less shares repurchased	(510,285)	(7,021,606)	(1,003,955)	(14,429,994)
Net increase	320,250	$4,523,276	437,108	$5,555,616
CLASS II
Shares sold	115,223	$1,684,150	254,279	$3,682,453
Reinvestment of distributions	91,892	1,269,532	145,124	2,001,964
Less shares repurchased	(86,342)	(1,157,815)	(320,051)	(4,582,756)
Net increase	120,773	$1,795,867	79,352	$1,101,661

The accompanying notes are an integral part of these financial statements.
13

Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	(unaudited)		12/31/19	12/31/18		12/31/17	12/31/16*	12/31/15*
Class I
Net asset value, beginning of period	$14.95		$13.52	$18.29		$17.72	$19.75	$26.84
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.07		$0.16	$0.18		$0.21	$0.24	$0.25
Net realized and unrealized gain (loss) on investments	(0.03)		3.83	(0.24)		3.31	1.46	(0.07)
Net increase (decrease) from investment operations	$0.04		$3.99	$(0.06)		$3.52	$1.70	$0.18
Distributions to shareowners:
Net investment income	$(0.06)		$(0.15)	$(0.19)		$(0.21)	$(0.24)	$(0.26)
Net realized gain	(1.31)		(2.41)	(4.52)		(2.74)	(3.49)	(7.01)
Total distributions	$(1.37)		$(2.56)	$(4.71)		$(2.95)	$(3.73)	$(7.27)
Net increase (decrease) in net asset value	$(1.33)		$1.43	$(4.77)		$0.57	$(2.03)	$(7.09)
Net asset value, end of period	$13.62		$14.95	$13.52		$18.29	$17.72	$19.75
Total return (b)	0.23	%(c)	31.33%	(1.51	)%(d)	21.72%	9.81%	(0.06	)%(e)
Ratio of net expenses to average net assets	0.82	%(f)	0.82%	0.82%		0.77%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	0.96	%(f)	1.08%	1.12%		1.16%	1.32%	1.09%
Portfolio turnover rate	50	%(c)	70%	58%		59%	60%	49%
Net assets, end of period (in thousands)	$95,331		$99,853	$84,375		$101,056	$121,626	$127,818

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.21)%.
(f)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
14

Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	(unaudited)		12/31/19	12/31/18		12/31/17	12/31/16*	12/31/15*
Class II
Net asset value, beginning of period	$15.06		$13.60	$18.35		$17.78	$19.79	$26.89
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.05		$0.12	$0.14		$0.16	$0.19	$0.19
Net realized and unrealized gain (loss) on investments	(0.03)		3.86	(0.24)		3.32	1.48	(0.09)
Net increase (decrease) from investment operations	$0.02		$3.98	$(0.10)		$3.48	$1.67	$0.10
Distributions to shareowners:
Net investment income	$(0.04)		$(0.11)	$(0.13)		$(0.17)	$(0.19)	$(0.19)
Net realized gain	(1.31)		(2.41)	(4.52)		(2.74)	(3.49)	(7.01)
Total distributions	$(1.35)		$(2.52)	$(4.65)		$(2.91)	$(3.68)	$(7.20)
Net increase (decrease) in net asset value	$(1.33)		$1.46	$(4.75)		$0.57	$(2.01)	$(7.10)
Net asset value, end of period	$13.73		$15.06	$13.60		$18.35	$17.78	$19.79
Total return (b)	0.08	%(c)	31.03%	(1.74	)%(d)	21.36%	9.62%	(0.37	)%(e)
Ratio of net expenses to average net assets	1.07	%(f)	1.07%	1.07%		1.02%	1.00%	1.01%
Ratio of net investment income (loss) to average net assets	0.71	%(f)	0.83%	0.88%		0.91%	1.07%	0.84%
Portfolio turnover rate	50	%(c)	70%	58%		59%	60%	49%
Net assets, end of period (in thousands)	$14,095		$13,638	$11,237		$13,060	$15,328	$15,420

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.
(e)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.52)%.
(f)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
15

Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer Fund VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Portfolio’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
16

Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
17

Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$1,973,369
Long-term capital gain	15,307,428
Total	$17,280,797

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019.

2019
Distributable Earnings:
Undistributed long-term capital gain	$8,087,155
Undistributed ordinary income	1,623,680
Net unrealized appreciation	30,112,308
Total	$39,823,143

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on REITs and common stocks.
E.    Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi
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Pioneer Fund VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Pioneer or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2020, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $9,647 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
4. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $473 in distribution fees payable to the Distributor at June 30, 2020.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
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Pioneer Variable Contracts Trust

Officers
Lisa M. Jones, President and Chief Executive Officer
Mark E. Bradley, Treasurer and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes

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Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19611-14-0820

PIONEER VARIABLE CONTRACTS TRUST

Pioneer Real Estate Shares VCT Portfolio — Class I and II Shares
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.
You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.
SEMIANNUAL REPORT

June 30, 2020
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

PIONEER VARIABLE CONTRACTS TRUST

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 6/30/20

Sector Distribution
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*

1.	Prologis, Inc.	8.66%
2.	Equinix, Inc.	8.66
3.	Equity LifeStyle Properties, Inc.	4.77
4.	Sun Communities, Inc.	4.49
5.	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	4.08

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

PERFORMANCE UPDATE 6/30/20

Prices and Distributions

Net Asset Value per Share	6/30/20	12/31/19
Class I	$6.75	$11.35
Class II	$6.79	$11.40

	Net
Distributions per Share:	Investment	Short-Term	Long-Term
(1/1/20 – 6/30/20)	Income	Capital Gains	Capital Gains
Class I	$0.0900	$0.0100	$2.4666
Class II	$0.0800	$0.0100	$2.4666

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.
The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2020)

			MSCI U.S.
	Class I	Class II	REIT Index
10 Years	8.57%	8.31%	9.06%
5 Years	3.30%	3.04%	4.08%
1 Year	-12.13%	-12.35%	-12.87%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of Amundi Pioneer shares.
Effective January 1, 2018, Amundi Pioneer became directly responsible for portfolio management of the Portfolio. The performance shown for periods prior to January 1, 2018 reflects the investment strategies employed during those periods.
Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
 Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio
Based on actual returns from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$813.20	$811.90
Expenses Paid During Period*	$6.63	$7.75

*  Expenses are equal to the Portfolio’s annualized expense ratio of 1.47% and 1.72%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$1,017.55	$1,016.31
Expenses Paid During Period*	$7.37	$8.62

*  Expenses are equal to the Portfolio’s annualized expense ratio of 1.47% and 1.72%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments and the factors that influenced the performance of Pioneer Real Estate Shares VCT Portfolio during the six-month reporting period ended June 30, 2020. Mr. Haddad, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Portfolio.
Q:   How did the Portfolio perform during the six-month period ended June 30, 2020?
A:   Pioneer Real Estate Shares VCT Portfolio’s Class I shares returned -18.68% at net asset value during the six-month period ended June 30, 2020, and Class II shares returned -18.81%, while the Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index1, returned -18.45%.
Q:   How would you describe the market environment for REIT investors during the six-month period ended June 30, 2020?
A:   The six-month reporting period represented a tale of two quarters. When 2020 began, investors were in an upbeat mood due to a thawing of U.S.-China trade relations and a favorable outlook for the gradual reacceleration of the U.S. economy. However, the COVID-19 virus, which first emerged in China in late 2019, spread to Europe and the United States during the winter, and reached pandemic levels by March, completely disrupted global economic activity in the first quarter of 2020. In an effort to stem the spread of the virus, governments at every level and in almost every country issued shelter-in-place and lockdown orders. The virus-containment measures had the effect of bringing the domestic economy almost to a standstill, and the U.S. effectively entered a recession in March, bringing the longest-ever U.S. expansion to an abrupt halt.
Amid the uncertainty, investors sold higher-risk assets and moved into so-called “safe havens” such as U.S. Treasuries. After peaking on February 19, 2020, U.S. equities plummeted by more than 33% from February 19 through March 23, as measured by the Standard & Poor’s 500 Index (the S&P 500). In addition, a “liquidity freeze” rattled the market for riskier fixed-income assets as investors fled into Treasuries.
With economic conditions deteriorating rapidly and unemployment soaring, the Federal Reserve (Fed) lowered the target range for the federal funds rate to zero and announced the implementation of several programs aimed at injecting liquidity into the financial markets through various channels. Those
1     The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
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moves helped to reassure the fixed-income and currency markets. Policy makers in the U.S. government followed the Fed’s lead and introduced multiple, large-scale fiscal stimulus programs to help soften the economic toll from what essentially amounted to the shuttering of the U.S. economy.
As the markets developed a better understanding of the pandemic and its repercussions, and as the massive monetary and fiscal stimulus measures assuaged some economic concerns, equity markets rebounded in the second quarter, recouping much of their earlier losses in the process. The rally was especially strong in April, led by many of the stocks that struggled the most during the first-quarter sell-off. However, the social-distancing and lockdown mandates designed to help curb the spread of COVID-19 continued to present new challenges for many sectors of the economy, especially those businesses dependent on face-to-face contact between employees and customers.
With the COVID-19 situation raising concerns about the resilience of the commercial real estate market practically overnight, REITs that had been flourishing prior to the pandemic declined sharply during the first quarter. The asset class rallied in the second quarter, but not as much as other equity sectors. As a result, REITs underperformed the broader equity market, as measured by the S&P 500, by a wide margin over the six-month period. The MSCI U.S. REIT Index (the MSCI Index), the Portfolio’s benchmark, returned -18.45% for the six-month period, while the S&P 500 was down by just 3.08%.
Within the MSCI Index, most subsectors finished the six-month period in negative territory, with industrials, data centers, and apartments holding up best, while retail, lodging, and diversified (triple-net) REITs struggled the most.
Q:   Which of your investment decisions aided the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2020?
A:   The Portfolio’s returns were essentially in line with the MSCI Index for the six-month period, with positive benchmark-relative performance results driven by allocations to apartment, warehouse, and data-center REITs.
Within the apartment subsector, the Portfolio’s investment in Mid-American Apartment Communities was the top positive performance contributor for the six-month period. Mid-American focuses on the housing rental markets in the southeastern and southwestern U.S., areas that were not as exposed to the more severe pandemic outbreaks that afflicted the coastal regions, particularly the northeast Atlantic coast, during most of the six-month period.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

Within industrials, we focused on owning warehouse REITs, which have continued to benefit from the closure of many brick-and-mortar stores and from the social-distancing measures that have been affecting how consumers shop and receive their goods. In past recessions, declining demand had a negative effect on the subsector, which in turn had led to overcapacity and falling rents. However, the COVID-19 pandemic has produced the opposite effect. The Portfolio’s investments in Prologis and Duke Realty benefited from the trend and were standout performers over the six-month period.
Prologis’s warehouses are strategically located in urban areas to facilitate same-day or two-day shipping. During the second quarter, the company benefited from its exposure to industries that have held up well in the COVID-19 environment, such as consumer products, food and beverages, and construction. Duke Realty owns and operates industrial assets in 20 major logistics markets across the southern and mid-western U.S. The company’s “last-mile” properties reside in high-income urban areas, which have been seeing elevated demand for same-day deliveries.
With the continued migration to cloud computing, the Portfolio’s allocation to data-center REITs also aided benchmark-relative returns over the six-month period. A position in QTS Realty Trust was the leading performance contributor within the subsector. QTS owns mega-scale data-center space throughout North America, and those facilities house the network and computer equipment of multiple customers and provide access to a range of information technology/infrastructure solutions.
Finally, our decision to limit the Portfolio’s exposures to malls, office, and apartments located in the non-coastal areas of the U.S. aided returns relative to the MSCI Index over the six-month period.
Q:   Which of your investment decisions detracted from the Portfolio’s benchmark-relative performance during the six-month period ended June 30, 2020?
A:   With regard to individual positions, the Portfolio’s investments in Hilton Worldwide Holdings and Monarch Casinos were the largest detractors from benchmark-relative returns during the six-month period. Hotels and casinos have struggled as COVID-19 has shut down economies. Meanwhile, social-distancing requirements as well as many consumers’ reluctance to gather in large groups have effectively reduced capacity at the properties that did reopen. As the magnitude of the pandemic became more apparent, we exited both positions in March 2020, but not before the two holdings had a negative effect on the Portfolio’s performance.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

The stock of Redfin also faced challenges during the six-month period. Redfin is a tech-enabled residential real estate brokerage firm that utilizes rebates/refunds on the “buy” side of the transaction, and a lower commission rate on the “sell” side of the transaction. We sold the Portfolio’s position in February 2020 after the company experienced profit-margin pressures.
Finally, our decision to avoid the stock of Digital Realty Trust, a solid performer during the six-month period, weighed on the Portfolio’s benchmark-relative results. As with the Portfolio’s existing data-center holdings, Digital Realty offers information technology services and provides its clients with co-location and interconnection capabilities to enhance access to the cloud, which enables them to store data. The lack of exposure to Digital Realty stemmed purely from our decision to invest in other competitors in the data-center subsector.
Q:   Did the Portfolio have exposure to any derivative securities during the six-month period ended June 30, 2020?
A:   No, the Portfolio had no exposure to derivative investments during the six-month period.
Q:   What is your view on the REIT market as we head into the second half of 2020, and how have you positioned the Portfolio?
A:   With so much uncertainty about the path of the pandemic and any potential economic recovery still prevalent, we believe investing in resilient businesses with an eye for relative-value opportunities will be key to reducing risk and weathering market volatility. A focus on companies with strong balance sheets, ample liquidity, and the flexibility to meet the challenges posed by what is essentially a health care crisis is paramount, in our opinion.
We believe the pandemic has upended some well-entrenched demographic consumption trends, while accelerating other longer-term secular trends. REIT subsectors with higher fixed costs and that promote close contact between individuals, such as retail, office, lodging, and senior housing, or businesses that are non-essential, have appeared to be the most vulnerable in the current environment. In our opinion, those REIT subsectors may not bounce back quickly from COVID-19, as companies in those subsectors may not be able to recoup lost demand. On the other hand, we believe REITs that are more flexible in adapting their models to comply with social-distancing guidelines and stay-at-home orders could fare better. The latter category would include industrial REITs, residential REITs, and select REITs within health care.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio invests in a limited number of securities and, as a result, the Portfolio’s performance may be more volatile than the performance of other portfolios holding more securities.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

Ultimately, we believe our over-arching, secular investment themes focused on e-commerce, remote working, urbanization, and cloud computing could help the Portfolio to weather the challenges posed by the pandemic. In our view, investors have been underestimating those secular shifts, and their potential significance.
With regard to positioning, the Portfolio began the six-month period with underweight exposures to retail, lodging, and office REITs. However, given the heightened market volatility and economic uncertainty, we thought it would be prudent to bring those weightings more in line with those of the MSCI Index. Accordingly, in March and April 2020, we increased the Portfolio’s allocations to office, lodging, and strip malls within retail. Meanwhile, the Portfolio has remained overweight to specialized, industrial, and residential REITs, for the reasons mentioned above.
Please refer to the Schedule of Investments on pages 9 – 10 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)

Shares		Value
	UNAFFILIATED ISSUERS – 99.6%
	COMMON STOCKS – 99.6%
	of Net Assets
	Equity Real Estate Investment
	Trusts (REITs) – 99.2%
8,271	Agree Realty Corp.	$ 543,488
4,301	Alexander & Baldwin, Inc.	52,429
4,962	Alexandria Real Estate Equities, Inc.	805,084
15,084	American Homes 4 Rent	405,760
423	American Tower Corp.	109,362
6,090	Americold Realty Trust	221,067
7,817	Apple Hospitality REIT, Inc.	75,512
20,510	Brandywine Realty Trust	223,354
21,312	Brixmor Property Group, Inc.	273,220
4,432	Camden Property Trust	404,287
6,165	CareTrust Real Estate Investment
	Trust, Inc.	105,791
5,040	Community Healthcare Trust, Inc.	206,136
2,215	CoreSite Realty Corp.	268,148
5,699	Corporate Office Properties Trust	144,413
12,656	Duke Realty Corp.	447,896
2,913	EastGroup Properties, Inc.	345,511
4,115	EPR Properties	136,330
2,530	Equinix, Inc.	1,776,819
15,659	Equity LifeStyle Properties, Inc.	978,374
2,795	Federal Realty Investment Trust	238,162
9,981	Global Medical REIT, Inc.	113,085
6,228	Global Net Lease, Inc.	104,194
29,433	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	837,663
18,830	Healthpeak Properties, Inc.	518,955
18,693	Host Hotels & Resorts, Inc.	201,697
11,820	Independence Realty Trust, Inc.	135,812
8,012	Industrial Logistics Properties Trust	164,647
2,720	Innovative Industrial Properties, Inc.	239,414
1,203	Kilroy Realty Corp.	70,616
18,474	Kimco Realty Corp.	237,206
2,792	Lamar Advertising Co.	186,394
9,793	Lexington Realty Trust, Class B	103,316
2,022	Life Storage, Inc.	191,989
3,145	LTC Properties, Inc.	118,472
24,124	Medical Properties Trust, Inc.	453,531
8,913	MGM Growth Properties LLC	242,523
3,712	Mid-America Apartment Communities, Inc.	425,655
14,994	National Storage Affiliates Trust	429,728
3,511	Office Properties Income Trust	91,181
17,648	Park Hotels & Resorts, Inc.	174,539
12,080	Physicians Realty Trust	211,642

Shares		Value
	Equity Real Estate Investment
	Trusts (REITs) (continued)
19,050	Prologis, Inc.	$ 1,777,936
7,128	QTS Realty Trust, Inc.	456,833
3,078	Realty Income Corp.	183,141
5,473	Regency Centers Corp.	251,156
23,522	Retail Opportunity Investments
	Corp.	266,504
7,095	Rexford Industrial Realty, Inc.	293,946
15,365	Sabra Health Care Real Estate
	Investment Trust, Inc.	221,717
5,219	Safehold, Inc.	300,040
8,977	Simon Property Group, Inc.	613,847
2,442	SL Green Realty Corp.	120,366
16,347	Summit Hotel Properties, Inc.	96,938
6,791	Sun Communities, Inc.	921,403
4,408	Terreno Realty Corp.	232,037
4,734	UDR, Inc.	176,957
9,282	Ventas, Inc.	339,907
16,858	VICI Properties, Inc.	340,363
5,479	Vornado Realty Trust	209,353
4,965	Welltower, Inc.	256,939
5,500	WP Carey, Inc.	372,075
	Total Equity Real Estate
	Investment Trusts (REITs)	$ 20,444,860
	Real Estate Management
	& Development – 0.4%
1,866(a)	CBRE Group, Inc.	$ 84,381
	Total Real Estate Management
	& Development	$ 84,381
	TOTAL COMMON STOCKS
	(Cost $17,380,392)	$ 20,529,241
	TOTAL INVESTMENTS IN
	UNAFFILIATED ISSUERS – 99.6%
	(Cost $17,380,392)	$ 20,529,241
	OTHER ASSETS AND
	LIABILITIES – 0.4%	$ 82,145
	NET ASSETS – 100.0%	$20,611,386

The accompanying notes are an integral part of these financial statements.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2020, aggregated $20,725,029 and $22,105,510, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2020, the Portfolio did not engage in any cross trade activity.
At June 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $17,405,656 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost	$3,644,258
Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value	(520,673)
Net unrealized appreciation	$3,123,585

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements —Note 1A.
The following is a summary of the inputs used as of June 30, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$20,529,241	$—	$—	$20,529,241
Total Investments
in Securities	$20,529,241	$—	$—	$20,529,241

During the six months ended June 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 6/30/20 (UNAUDITED)

ASSETS:
Investments in unaffiliated issuers, at value (cost $17,380,392)	$20,529,241
Cash	54,440
Receivables —
Investment securities sold	416,297
Portfolio shares sold	17,981
Dividends	77,014
Other assets	510
Total assets	$21,095,483

LIABILITIES:
Payables —
Investment securities purchased	$415,868
Portfolio shares repurchased	19,368
Distributions	103
Trustees’ fees	433
Professional fees	23,824
Due to affiliates	2,640
Accrued expenses	21,861
Total liabilities	$484,097

NET ASSETS:
Paid-in capital	$20,610,634
Distributable earnings	752
Net assets	$20,611,386

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $5,380,466/796,790 shares)	$6.75
Class II (based on $15,230,920/2,241,956 shares)	$6.79

The accompanying notes are an integral part of these financial statements.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED 6/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$373,825
Interest from unaffiliated issuers	263
Total investment income		$374,088

EXPENSES:
Management fees	$91,430
Administrative expense	30,465
Distribution fees
Class II	21,190
Custodian fees	5,507
Professional fees	24,850
Printing expense	10,586
Trustees’ fees	4,191
Miscellaneous	1,049
Total expenses		$189,268
Net investment income		$184,820

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(3,120,549)
Other assets and liabilities denominated in foreign currencies	(4)	$(3,120,553)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(1,969,357)
Other assets and liabilities denominated in foreign currencies	(5)	$(1,969,362)
Net realized and unrealized gain (loss) on investments		$(5,089,915)
Net decrease in net assets resulting from operations		$(4,905,095)

The accompanying notes are an integral part of these financial statements.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended
	6/30/20	Year Ended
	(unaudited)	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$184,820	$301,514
Net realized gain (loss) on investments	(3,120,553)	5,889,488
Change in net unrealized appreciation (depreciation) on investments	(1,969,362)	413,370
Net increase (decrease) in net assets resulting from operations	$(4,905,095)	$6,604,372

DISTRIBUTIONS TO SHAREOWNERS:
Class I ($2.57 and $4.52 per share, respectively)	$(1,509,171)	$(2,104,467)
Class II ($2.56 and $4.48 per share, respectively)	(4,235,427)	(6,245,831)
Total distributions to shareowners	$(5,744,598)	$(8,350,298)

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$789,649	$1,074,630
Reinvestment of distributions	5,744,598	8,350,298
Cost of shares repurchased	(2,350,347)	(5,205,290)
Net increase in net assets resulting from Portfolio share transactions	$4,183,900	$4,219,638
Net increase (decrease) in net assets	$(6,465,793)	$2,473,712

NET ASSETS:
Beginning of period	$27,077,179	$24,603,467
End of period	$20,611,386	$27,077,179

	Six Months	Six Months
	Ended	Ended
	6/30/20	6/30/20	Year Ended	Year Ended
	Shares	Amount	12/31/19	12/31/19
	(unaudited)	(unaudited)	Shares	Amount
CLASS I
Shares sold	8,572	$86,238	7,479	$92,554
Reinvestment of distributions	214,964	1,509,171	191,133	2,104,467
Less shares repurchased	(35,463)	(354,288)	(84,895)	(1,071,717)
Net increase	188,073	$1,241,121	113,717	$1,125,304
Class II
Shares sold	74,089	$703,411	78,397	$982,076
Reinvestment of distributions	599,246	4,235,427	565,627	6,245,831
Less shares repurchased	(200,720)	(1,996,059)	(336,900)	(4,133,573)
Net increase	472,615	$2,942,779	307,124	$3,094,334

The accompanying notes are an integral part of these financial statements.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*	12/31/15*
Class I
Net asset value, beginning of period	$11.35		$12.55	$15.40	$16.37	$19.53	$21.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09		$0.16	$0.25	$0.26	$0.26	$0.29
Net realized and unrealized gain (loss) on investments	(2.12)		3.16	(1.26)	0.28	0.95	0.56
Net increase (decrease) from investment operations	$(2.03)		$3.32	$(1.01)	$0.54	$1.21	$0.85
Distributions to shareowners:
Net investment income	$(0.09)		$(0.19)	$(0.25)	$(0.26)	$(0.27)	$(0.29)
Net realized gain	(2.48)		(4.33)	(1.59)	(1.25)	(4.10)	(2.60)
Total distributions	$(2.57)		$(4.52)	$(1.84)	$(1.51)	$(4.37)	$(2.89)
Net increase (decrease) in net asset value	$(4.60)		$(1.20)	$(2.85)	$(0.97)	$(3.16)	$(2.04)
Net asset value, end of period	$6.75		$11.35	$12.55	$15.40	$16.37	$19.53
Total return (b)	(18.68	)%(c)	28.16%	(7.24)%	3.50%	6.05%	4.79%
Ratio of net expenses to average net assets	1.47	%(d)	1.33%	1.37%	1.12%	1.06%	1.03%
Ratio of net investment income (loss) to average net assets	1.81	%(d)	1.29%	1.76%	1.63%	1.42%	1.45%
Portfolio turnover rate	91	%(c)	125%	154%	8%	9%	17%
Net assets, end of period (in thousands)	$5,380		$6,910	$6,210	$7,824	$8,993	$10,215

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*	12/31/15*
Class II
Net asset value, beginning of period	$11.40		$12.58	$15.44	$16.40	$19.55	$21.60
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.08		$0.13	$0.21	$0.22	$0.21	$0.24
Net realized and unrealized gain (loss) on investments	(2.13)		3.17	(1.27)	0.29	0.96	0.56
Net increase (decrease) from investment operations	$(2.05)		$3.30	$(1.06)	$0.51	$1.17	$0.80
Distributions to shareowners:
Net investment income	$(0.08)		$(0.15)	$(0.21)	$(0.22)	$(0.22)	$(0.25)
Net realized gain	(2.48)		(4.33)	(1.59)	(1.25)	(4.10)	(2.60)
Total distributions	$(2.56)		$(4.48)	$(1.80)	$(1.47)	$(4.32)	$(2.85)
Net increase (decrease) in net asset value	$(4.61)		$(1.18)	$(2.86)	$(0.96)	$(3.15)	$(2.05)
Net asset value, end of period	$6.79		$11.40	$12.58	$15.44	$16.40	$19.55
Total return (b)	(18.81	)%(c)	27.91%	(7.54)%	3.30%	5.82%	4.52%
Ratio of net expenses to average net assets	1.72	%(d)	1.58%	1.62%	1.37%	1.31%	1.27%
Ratio of net investment income (loss) to average net assets	1.55	%(d)	1.04%	1.51%	1.37%	1.18%	1.18%
Portfolio turnover rate	91	%(c)	125%	154%	8%	9%	17%
Net assets, end of period (in thousands)	$15,231		$20,167	$18,393	$23,592	$28,116	$31,792

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Portfolio’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$544,443
Long-term capital gain	7,805,855
Total	$8,350,298

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2019:

2019
Distributable Earnings:
Undistributed ordinary income	$22,307
Undistributed long-term capital gain	5,535,303
Current Year Dividend Payable	(103)
Net unrealized appreciation	5,092,938
Total	$10,650,445

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E. Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F. Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital return may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service
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Pioneer Real Estate Shares VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.80% of the Portfolio’s average daily net assets up to $500 million and 0.75% of the Portfolio’s average daily net assets over $500 million. For the six months ended June 30, 2020, the effective management fee was equivalent to 0.80% (annualized) of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,130 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
4. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $510 in distribution fees payable to the Distributor at June 30, 2020.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.
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Pioneer Variable Contracts Trust

Officers
Lisa M. Jones, President and Chief Executive Officer
Mark E. Bradley, Treasurer and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes

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Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19614-14-0820

PIONEER VARIABLE CONTRACTS TRUST

Pioneer Strategic Income VCT Por tfolio — Class I and II Shares
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.
You may elect to receive all future Portfolio shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.
SEMIANNUAL REPORT

June 30, 2020
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

PIONEER VARIABLE CONTRACTS TRUST

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO UPDATE 6/30/20

Portfolio Diversification
(As a percentage of total investments)*

5 Largest Holdings
(As a percentage of total investments)*

1.	U.S. Treasury Bill, 7/21/20	5.77%
2.	U.S. Treasury Bill, 7/7/20	2.88
3.	U.S. Treasury Bill, 8/27/20	2.88
4.	Pioneer ILS Interval Fund (q)	1.99
5.	U.S. Treasury Inflation Indexed
	Bonds, 1.0%, 2/15/48	1.57

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(q)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc.

PERFORMANCE UPDATE 6/30/20

Prices and Distributions

Net Asset Value per Share	6/30/20	12/31/19
Class I	$10.00	$10.32
Class II	$ 9.99	$10.30

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/20 – 6/30/20)	Income	Capital Gains	Capital Gains
Class I	$0.1740	$0.0174	$0.0145
Class II	$0.1615	$0.0174	$0.0145

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of June 30, 2020)

			Bloomberg
			Barclays U.S.
	Class I	Class II	Universal Index
10 Years	4.43%	4.17%	4.12%
5 Years	3.38%	3.14%	4.42%
1 Year	2.11%	1.95%	7.88%

All total returns shown assume reinvestment of distributions at net asset value.
Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
 Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio
Based on actual returns from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$988.30	$989.00
Expenses Paid During Period*	$3.71	$4.95

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2020 through June 30, 2020.

Share Class	I	II
Beginning Account Value on 1/1/20	$1,000.00	$1,000.00
Ending Account Value on 6/30/20	$1,021.13	$1,019.89
Expenses Paid During Period*	$3.77	$5.02

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20

Call 1-800-688-9915 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Jonathan Scott and Andrew Feltus discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six-month period ended June 30, 2020. Mr. Scott, a Vice President and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio.
Q:   How did the Portfolio perform during the six months ended June 30, 2020?
A:   Pioneer Strategic Income VCT Portfolio’s Class I shares returned -1.17% at net asset value during the six-month period ended June 30, 2020, and Class II shares returned -1.10%, while the Portfolio’s benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 5.17%.
Q:   How would you describe the investment environment in the fixed-income markets during the six-month period ended June 30, 2020?
A:   After a benign opening to the 2020 calendar year, credit-sensitive fixed-income markets experienced a historic disruption in March, as the emergence of the COVID-19 virus and the related lockdown policies implemented to help curb its spread all but shuttered the global economy. Investors fled riskier assets on a broad scale and moved into so-called “safe havens” such as U.S. Treasuries, which had the effect of driving Treasury yields to all-time lows. Significant selling in U.S. dollar (USD) fixed-income markets eventually stressed market functionality and led to price dislocations in all segments, even Treasury bonds. As the “liquidity grab” by investors gathered pace in mid-March, historical asset-class return relationships broke down and performance became almost entirely correlated. (Correlation is defined as the degree to which assets or asset-class prices have moved in relation to one another. Correlation ranges from -1, always moving in opposite directions; through 0, absolutely independent; to 1, always moving together.)
The liquidity stress was greatest in the securitized credit sectors of nonagency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial-mortgage backed securities (CMBS), which have traditionally had a narrower buyer base than corporate bonds. Those markets faced forced selling by real estate investment trusts (REITs) and other leveraged investors, and by certain mutual funds, as concerns escalated over the impact of the pandemic on the U.S. employment situation and on the ability of homeowners and businesses to service their mortgages.
The policy response to the market and economic turmoil from both central banks and government authorities was swift, as they sought to keep businesses and consumers from going under. The U.S. Federal Reserve (Fed) slashed the target range of the benchmark federal funds rate to zero in mid-March, resurrected its 2008 financial crisis-era lending facilities, and

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

launched a wide-ranging bond-purchase program. On the fiscal side, the U.S. Congress and the White House agreed upon a $2.2 trillion stimulus package in late March, and later approved additional aid packages in the second quarter.
The extraordinary support from policy makers in the wake of the pandemic had a positive effect on the markets as the second quarter got underway. Investor optimism also rose on the prospects that steps taken towards reopening the economy would support something resembling a “V-shaped” recovery (that is, a swift, sharp rise). The result was a resurgence in sentiment towards the riskier assets that the market was so quick to shun at the height of the pandemic crisis. The shift in investors’ appetites allowed credit-sensitive areas of the bond market to recover much of their earlier losses over April and May. June saw the return of some market volatility as well as a widening in credit spreads as COVID-19 cases surged in a few states that had reopened earlier than others, reigniting shutdown concerns. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
For the six-month period ended June 30, 2020, the investment-grade corporate bond market posted a positive return of 5.02%, while high-yield corporates returned -3.80% (as measured by the Bloomberg Barclays U.S. Corporate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Index, respectively). Treasuries led performance within the investment-grade sectors, given the steep decline in yields seen over the first quarter of 2020. After their earlier struggles, securitized assets ended the six-month period in positive territory, though the asset class lagged the performance of both investment-grade corporates and Treasuries.
Q:   What factors influenced the Portfolio’s performance relative to the Bloomberg Barclays Index during the six-month period ended June 30, 2020?
A:   The Portfolio’s benchmark-relative underperformance for the six-month period derived mainly from asset allocation, while a tilt toward lower-quality holdings within spread sectors also weighed on relative returns. (Spread sectors are non-governmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.)
Security selection and the Portfolio’s duration positioning also detracted from benchmark-relative returns over the six-month period. (Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates, expressed as a number of years.)
With respect to sector allocation, negative benchmark-relative performance primarily reflected the Portfolio’s overweights to securitized assets and corporate credit, and a corresponding underweight to U.S. Treasuries. The Portfolio’s significant exposure to non-agency MBS within securitized assets

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

had the largest negative effect on benchmark-relative results. Non-agency MBS sold off in March due to the illiquidity issues discussed earlier, and because of fundamental concerns over the potential for increased delinquencies and defaults in the wake of the economic damage wrought by COVID-19. While valuations of securitized assets have not recovered to the same degree as we have seen with corporate bonds, we view the anticipated impairment reflected in current price levels within the securitized sectors as overstated. The Portfolio did realize losses on some securitized positions that we sold during the six-month period in order to fund purchases of new corporate issues that came into the market at historically wide spreads.
The Portfolio’s lack of exposure to nominal U.S. Treasuries detracted significantly from benchmark-relative returns during the six-month period, as credit-sensitive securities underperformed in the flight-to-quality market environment that characterized the first quarter of 2020. We had based the Portfolio’s positioning within Treasuries on our view heading into the six-month period that the U.S. economy was poised for strong performance in 2020, a forecast that was derailed by the emergence of COVID-19. The Treasury exposure the Portfolio did maintain was a roughly 5% allocation to Treasury inflation-protected securities, which underperformed as liquidity suffered and inflation expectations fell dramatically.
Within investment-grade corporates, the Portfolio’s overweight to financials detracted from benchmark-relative performance. An overweight to industrials proved a headwind as well, but security selection within the sector largely offset that negative. The Portfolio’s positioning in the utilities sector had a modest, positive effect on relative returns.
The Portfolio’s duration positioning versus the benchmark detracted from relative performance in the declining-rate environment that prevailed during the six-month period. We had maintained the Portfolio’s duration in a range modestly below that of the Bloomberg Barclays Index, which acted as a drag on performance as Treasury yields declined. That negative-duration impact on relative returns more than offset the benefit of the Portfolio’s short-duration position in the German bund, which outperformed as German yields rose.
Finally, the Portfolio’s non-USD exposures underperformed and detracted from benchmark-relative results as the USD rose against major currencies over the six-month period. In particular, exposure to the euro, the Russian ruble, and the Indonesian rupiah detracted from benchmark-relative returns.
Q:   Did the Portfolio have any exposure to derivatives during the six-month period ended June 30, 2020? If so, did the derivatives have any material impact on performance?
A:   Yes, the Portfolio invested in three types of derivatives: credit-default swaps, forward foreign currency transactions (currency forwards and options), and Treasury futures. Exposure to credit-default swaps aided the Portfolio’s performance as investors’ sentiment towards riskier assets strengthened over

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

the six-month period. The utilization of Treasury futures constrained the Portfolio’s performance as we used them to reduce duration in a period featuring declining interest rates. The use of forwards and options to hedge the Portfolio’s currency exposures generated mixed results, with a hedge against the euro that proved beneficial for performance, while a hedge into the Swedish krona detracted from the Portfolio’s return.
Q:   What factors affected the Portfolio’s yield, or distributions* to shareholders, during the six-month period ended June 30, 2020?
A:   The sharp, downward trajectory of Treasury yields weighed on the Portfolio’s distributions during the six-month period, although the widening of credit spreads helped to offset some of the decline.
Q:   What is your investment outlook and how is the Portfolio positioned heading into the second half of the fiscal year?
A:   We expect that U.S. economic activity will continue to recover, but at a slower and more uneven pace relative to the re-opening “bounce” we witnessed for much of the second quarter. We believe there is a strong case to be made for additional federal government support for the economy in the near term. Enhanced unemployment benefits are scheduled to expire shortly, state and local governments need help bridging tax-revenue shortfalls, and delayed or suspended re-openings in some states could very well increase financial stress on small businesses. While passage of a fourth fiscal stimulus package seems likely, the legislative and political process may create near-term market volatility.
On the monetary side, we believe the Fed could keep its benchmark overnight lending rate at effectively zero for quite some time, possibly until the end of 2022. Should that scenario unfold, short-dated Treasury yields would likely remain low. In addition, we believe the yield curve could steepen further, with longer-maturity yields rising as economic activity picks up and issuance of Treasury notes increases substantially.
On balance, we do not expect U.S. economic activity to return to pre-COVID levels until well into 2021, as many segments such as travel, hospitality, and consumer services could continue to struggle due to lingering concerns about the virus as well as structural changes.
The combination of attractive spreads, positive economic momentum, and supportive supply/demand dynamics has led us to enter the second half of 2020 with a constructive stance on the credit markets. As of the end of the six-month period, corporate bond and securitized credit spreads were offering attractive long-term value across a number of sectors, in our opinion. That said, we expect that selectivity with regard to choosing investments will become even more important, given the partial recovery in spreads during the second quarter of 2020 and the eventual dialing back of policy support from the Fed and the U.S. government.
*     Distributions are not guaranteed.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/20	(continued)

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.

As the world waits for a medical solution and learns how to live with the virus, we believe the key question still awaiting an answer is what type of activities are acceptable, without leading to an unacceptable rise in infections? Government restrictions and other recommendations seem to have had a material impact on virus spread over the past few months. Therefore, at this point, we believe individuals’ choices about what activities they are and are not comfortable with will be as important a driver of economic re-engagement and recovery as any other factor currently in play.
Within the Portfolio’s allocation to corporates, we have been focused on investments of what we believe are higher-quality issuers that have lower sensitivity to the economic cycle, and issuers that have so far felt fewer effects from the COVID-19 shutdowns. With respect to securitized assets, we view the anticipated impairment reflected in current price levels as overstated and have maintained the Portfolio’s exposures to the securitized sectors, for the most part. As noted earlier, the Portfolio did realize some modest losses on some securitized positions we sold during the six-month period in order to fund purchases of new corporate issues that came to the market at historically wide spreads.
While we believe the emerging markets, particularly countries with trade exposure to China, may benefit from the swifter post-COVID recovery in China, we see less-than-compelling valuations in those areas.
We feel that the USD has reached an inflection point and could depreciate going forward. As a result, we have modestly increased the Portfolio’s non-USD allocations in recent months.
As always, we will utilize our intensive research process when picking the Portfolio’s investments, with a focus on the fundamentals and risk/reward profile of each individual issuer and security.
Please refer to the Schedule of Investments on pages 9 to 30 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)

Shares		Value
UNAFFILIATED ISSUERS – 98.9%
COMMON STOCKS – 0.0%† of Net Assets
Household Durables – 0.0%†
15,463(a)	Desarrolladora Homex SAB de CV	$ 33
	Total Household Durables	$ 33
Paper & Forest Products – 0.0%†
1,032(a)	Emerald Plantation Holdings, Ltd.	$ 21
	Total Paper & Forest Products	$ 21
TOTAL COMMON STOCKS
	(Cost $5,517)	$ 54
CONVERTIBLE PREFERRED STOCKS – 1.3% of Net Assets
Banks – 1.3%
106(b)	Bank of America Corp., 7.25%	$ 142,273
295(b)	Wells Fargo & Co., 7.5%	382,615
	Total Banks	$ 524,888
TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $516,126)	$ 524,888

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES – 6.9% of Net Assets
100,000	Conn’s Receivables Funding LLC, Series 2019-B, Class C, 4.6%, 6/17/24 (144A)	$ 79,474
25,780(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	26,339
147,597	Finance of America Structured Securities Trust, Series 2019-JR3, Class JR2,
	2.0%, 9/25/69	152,761
29,475	Hardee’s Funding LLC, Series 2018-1A, Class A2II, 4.959%, 6/20/48 (144A)	29,179
38,939	Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)	26,091
79,830(d)	Mill City Mortgage Loan Trust, Series 2018-3, Class M2, 3.25%, 8/25/58 (144A)	81,098
9,281	Oxford Finance Funding LLC, Series 2016-1A, Class A, 3.968%, 6/17/24 (144A)	9,322
100,000	Progress Residential Trust, Series 2018-SFR2, Class A, 3.712%, 8/17/35 (144A)	102,499
100,000	Progress Residential Trust, Series 2018-SFR3, Class F, 5.368%, 10/17/35 (144A)	101,654
100,000	Republic Finance Issuance Trust, Series 2019-A, Class B, 3.93%, 11/22/27 (144A)	89,188
100,000	Small Business Lending Trust, Series 2019-A, Class C, 4.31%, 7/15/26 (144A)	52,513
72,531	SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.2%,
	5/27/36 (144A)	73,310
97,417	STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)	96,114
100,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3, 3.745%, 11/25/60 (144A)	96,705
150,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class B1, 4.022%, 4/25/55 (144A)	158,207
150,000(d)	Towd Point Mortgage Trust, Series 2016-1, Class B1, 4.22%, 2/25/55 (144A)	158,953
100,000(d)	Towd Point Mortgage Trust, Series 2016-2, Class B2, 3.525%, 8/25/55 (144A)	100,985
150,000(d)	Towd Point Mortgage Trust, Series 2016-3, Class B1, 4.128%, 4/25/56 (144A)	155,217
125,000(d)	Towd Point Mortgage Trust, Series 2016-4, Class B1, 3.979%, 7/25/56 (144A)	127,112
100,000(d)	Towd Point Mortgage Trust, Series 2016-5, Class M2, 3.375%, 10/25/56 (144A)	99,828
150,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B2, 3.944%, 10/25/56 (144A)	145,919
70,000(d)	Towd Point Mortgage Trust, Series 2017-2, Class M2, 3.75%, 4/25/57 (144A)	71,020
150,000(d)	Towd Point Mortgage Trust, Series 2017-3, Class M2, 3.75%, 7/25/57 (144A)	157,713
175,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class B1, 3.593%, 6/25/57 (144A)	178,331
165,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)	171,564

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES – (continued)
155,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)	$ 163,593
50,000(d)	Towd Point Mortgage Trust, Series 2018-2, Class A2, 3.5%, 3/25/58 (144A)	52,546
100,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M1, 3.875%, 5/25/58 (144A)	101,678
	TOTAL ASSET BACKED SECURITIES
	(Cost $2,902,956)	$ 2,858,913
	COLLATERALIZED MORTGAGE OBLIGATIONS – 9.6% of Net Assets
85,000(d)	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class B1, 4.0%,
	5/28/69 (144A)	$ 89,007
40,000(d)	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B1, 4.0%,
	6/28/57 (144A)	41,745
123,423(d)	Chase Home Lending Mortgage Trust, Series 2019-1, Class B1, 3.951%, 3/25/50 (144A)	128,163
135,000(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1, Class M1, 3.0%, 9/25/64 (144A)	135,075
81,790(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)	85,204
55,501(e)	Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 2.635% (1 Month USD
	LIBOR + 245 bps), 7/25/31 (144A)	54,145
100,000(e)	Connecticut Avenue Securities Trust, Series 2019-R02, Class 1B1, 4.335% (1 Month USD
	LIBOR + 415 bps), 8/25/31 (144A)	94,249
89,364(e)	Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, 2.485% (1 Month USD
	LIBOR + 230 bps), 8/25/31 (144A)	88,020
30,000(e)	Connecticut Avenue Securities Trust, Series 2019-R04, Class 2B1, 5.435% (1 Month USD
	LIBOR + 525 bps), 6/25/39 (144A)	27,391
100,000(e)	Connecticut Avenue Securities Trust, Series 2019-R06, Class 2B1, 3.935% (1 Month USD
	LIBOR + 375 bps), 9/25/39 (144A)	78,983
100,000(e)	Connecticut Avenue Securities Trust, Series 2019-R06, Class 2M2, 2.285% (1 Month USD
	LIBOR + 210 bps), 9/25/39 (144A)	96,992
100,000(e)	Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 2.285% (1 Month USD
	LIBOR + 210 bps), 10/25/39 (144A)	96,932
30,000(e)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 3.835% (1 Month USD
	LIBOR + 365 bps), 2/25/40 (144A)	28,048
50,000(e)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 3.835% (1 Month USD
	LIBOR + 365 bps), 2/25/40 (144A)	48,003
18,374(d)	CSMC Trust, Series 2013-IVR4, Class B4, 3.479%, 7/25/43 (144A)	18,058
41,240(d)	CSMC Trust, Series 2015-1, Class B4, 3.944%, 1/25/45 (144A)	39,632
150,000(e)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.685% (1 Month USD LIBOR + 450 bps),
	4/25/29 (144A)	93,893
90,473(e)	Fannie Mae Connecticut Avenue Securities, Series 2018-C06, Class 1M2, 2.185% (1 Month
	USD LIBOR + 200 bps), 3/25/31	86,844
160,861(e)(f)	Federal Home Loan Mortgage Corp. REMICS, Series 4087, Class SB, 5.845% (1 Month USD
	LIBOR + 603 bps), 7/15/42	33,033
91,851(e)(f)	Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 6.365% (1 Month USD
	LIBOR + 655 bps), 8/15/42	20,860
3,747	Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29	3,957
76,020(e)(f)	Federal National Mortgage Association REMICS, Series 2012-14, Class SP, 6.366% (1
	Month USD LIBOR + 655 bps), 8/25/41	10,543
74,693(e)(f)	Federal National Mortgage Association REMICS, Series 2018-43, Class SM, 6.016% (1
	Month USD LIBOR + 620 bps), 6/25/48	9,239
95,577(e)(f)	Federal National Mortgage Association REMICS, Series 2019-33, Class S, 5.866% (1
	Month USD LIBOR + 605 bps), 7/25/49	14,140
80,171(e)(f)	Federal National Mortgage Association REMICS, Series 2019-41, Class PS, 5.866% (1
	Month USD LIBOR + 605 bps), 8/25/49	11,700

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
78,802(e)(f)	Federal National Mortgage Association REMICS, Series 2019-41, Class SM, 5.866% (1
	Month USD LIBOR + 605 bps), 8/25/49	$ 8,970
82,886	Finance of America Structured Securities Trust, Series 2018-A, Class JR2, 1.646%,
	12/26/68 (144A)	88,378
30,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2, Class B1, 2.685% (1 Month USD LIBOR
	+ 250 bps), 2/25/50 (144A)	24,299
50,000(e)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2, Class M2, 3.285% (1 Month USD LIBOR
	+ 310 bps), 3/25/50 (144A)	47,872
150,000(e)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1, 4.435% (1 Month USD LIBOR + 425
	bps), 10/25/48 (144A)	140,504
100,000(e)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 2.485% (1 Month USD LIBOR + 230
	bps), 10/25/48 (144A)	96,298
72,392(e)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 2.535% (1 Month USD LIBOR + 235
	bps), 2/25/49 (144A)	70,848
60,000(e)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1, 4.235% (1 Month USD LIBOR + 405
	bps), 2/25/49 (144A)	56,123
27,448	Government National Mortgage Association, Series 2009-83, Class EB, 4.5%, 9/20/39	31,034
8,141	Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41	8,328
178,155(e)(f)	Government National Mortgage Association, Series 2019-90, Class SA, 3.11% (1 Month
	USD LIBOR + 330 bps), 7/20/49	16,998
478,847(f)	Government National Mortgage Association, Series 2019-110, Class PI, 3.5%, 9/20/49	33,965
370,719(e)(f)	Government National Mortgage Association, Series 2019-117, Class SB, 3.23% (1 Month
	USD LIBOR + 342 bps), 9/20/49	32,594
371,056(e)(f)	Government National Mortgage Association, Series 2019-121, Class SA, 3.16% (1 Month
	USD LIBOR + 335 bps), 10/20/49	36,293
557,116(f)	Government National Mortgage Association, Series 2019-128, Class IB, 3.5%, 10/20/49	65,242
1,200,535(f)	Government National Mortgage Association, Series 2019-128, Class ID, 3.5%, 10/20/49	93,359
305,699(f)	Government National Mortgage Association, Series 2019-159, Class CI, 3.5%, 12/20/49	34,531
262,268(e)(f)	Government National Mortgage Association, Series 2020-9, Class SA, 3.16% (1 Month USD
	LIBOR + 335 bps), 1/20/50	25,252
100,000(e)	Home Partners of America Trust, Series 2017-1, Class D, 2.094% (1 Month USD LIBOR +
	190 bps), 7/17/34 (144A)	99,494
59,856(e)	Home Partners of America Trust, Series 2018-1, Class A, 1.094% (1 Month USD LIBOR +
	90 bps), 7/17/37 (144A)	58,976
22,895(d)	JP Morgan Mortgage Trust, Series 2014-1, Class B4, 3.718%, 1/25/44 (144A)	22,936
77,532(d)	JP Morgan Mortgage Trust, Series 2018-LTV1, Class A3, 4.5%, 4/25/49 (144A)	79,246
62,387(d)	JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3, 4.0%, 6/25/49 (144A)	64,159
100,000(d)	JP Morgan Mortgage Trust, Series 2020-4, Class A15, 3.0%, 11/25/50 (144A)	102,461
159,706(d)	Mill City Mortgage Loan Trust, Series 2019-1, Class M3, 3.5%, 10/25/69 (144A)	146,491
100,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M1, 3.0%, 7/25/59 (144A)	100,917
87,875(d)	New Residential Mortgage Loan Trust, Series 2018-RPL1, Class A1, 3.5%,
	12/25/57 (144A)	93,746
88,813(d)	New Residential Mortgage Loan Trust, Series 2019-RPL2, Class A1, 3.25%,
	2/25/59 (144A)	92,883
100,000	Progress Residential Trust, Series 2017-SFR1, Class E, 4.261%, 8/17/34 (144A)	101,840
145,636(d)	Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)	151,435
50,948(d)	Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43	52,159
57,701(d)	Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43	59,850

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
102,159(d)	Sequoia Mortgage Trust, Series 2019-CH3, Class A1, 4.0%, 9/25/49 (144A)	$ 105,223
60,000(d)	Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.5%, 5/25/55 (144A)	63,078
70,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)	74,571
150,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.5%, 10/25/59 (144A)	148,444
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $4,191,166)	$ 3,962,653
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.3% of Net Assets
40,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51	$ 46,392
100,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.387%, 9/15/48 (144A)	102,406
30,000	CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%, 8/15/51	34,688
40,000	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48	44,018
99,570(e)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 2.535% (1 Month USD LIBOR +
	235 bps), 6/15/34 (144A)	82,624
150,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744%, 3/10/51	170,845
65,000(e)	CLNY Trust, Series 2019-IKPR, Class E, 2.906% (1 Month USD LIBOR + 272 bps), 11/15/38
	(144A)	53,798
25,000	COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45	25,406
100,000(d)	COMM Mortgage Trust, Series 2013-CR11, Class C, 5.286%, 8/10/50 (144A)	96,342
100,000(d)	COMM Mortgage Trust, Series 2015-CR24, Class D, 3.463%, 8/10/48	74,976
75,000(d)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	75,542
100,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.412%, 4/15/50	91,252
50,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.732%, 11/15/48	33,463
100,000(d)	FREMF Mortgage Trust, Series 2016-K52, Class B, 4.059%, 1/25/49 (144A)	106,278
30,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.173%, 7/25/27 (144A)	32,392
76,000(d)	FREMF Mortgage Trust, Series 2018-KW06, Class B, 4.367%, 6/25/28 (144A)	58,171
25,000(d)	FREMF Mortgage Trust, Series 2018-KW07, Class B, 4.221%, 10/25/31 (144A)	19,153
75,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.525%, 2/25/52 (144A)	77,551
97,269(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%, 10/25/27 (144A)	81,062
50,000(d)	FREMF Mortgage Trust, Series 2020-K106, Class B, 3.707%, 3/25/53 (144A)	53,851
50,000(d)	FREMF Trust, Series 2018-KW04, Class B, 4.044%, 9/25/28 (144A)	50,137
100,000(e)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class E, 2.685% (1 Month USD
	LIBOR + 250 bps), 12/15/36 (144A)	84,554
100,000(e)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G, 4.185% (1 Month USD
	LIBOR + 400 bps), 12/15/36 (144A)	80,041
50,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class C,
	4.893%, 1/15/49	45,945
50,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class BFX,
	4.549%, 7/5/33 (144A)	51,603
100,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP, Class F,
	3.861%, 12/5/38 (144A)	72,626
100,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class AS, 4.012%, 9/9/32 (144A)	106,266
15,000	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.0%, 3/15/49 (144A)	10,380
100,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.418%, 7/11/40 (144A)	108,097
100,000(e)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 3.435%
	(1 Month USD LIBOR + 325 bps), 10/15/49 (144A)	89,989
100,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.514%, 2/25/52 (144A)	71,974

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
48,029(d)	Sutherland Commercial Mortgage Loans, Series 2018-SBC7, Class A, 4.72%, 5/25/39 (144A)	$ 48,118
1,000,000(d)(f)	UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.443%, 3/15/51	25,375
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $2,377,048)	$ 2,205,315
	CONVERTIBLE CORPORATE BONDS – 0.6% of Net Assets
	Airlines – 0.1%
17,000	Air Canada, 4.0%, 7/1/25 (144A)	$ 17,977
27,000	Southwest Airlines Co., 1.25%, 5/1/25	32,428
	Total Airlines	$ 50,405
	Biotechnology – 0.3%
50,000	Exact Sciences Corp., 0.375%, 3/1/28	$ 47,788
54,000	Insmed, Inc., 1.75%, 1/15/25	52,481
	Total Biotechnology	$ 100,269
	Pharmaceuticals – 0.2%
19,000	Jazz Investments I, Ltd., 1.5%, 8/15/24	$ 17,444
31,000	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	30,020
40,000	Tricida, Inc., 3.5%, 5/15/27 (144A)	42,246
	Total Pharmaceuticals	$ 89,710
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $221,236)	$ 240,384
	CORPORATE BONDS – 42.4% of Net Assets
	Advertising – 0.6%
115,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 135,598
15,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)	14,142
10,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)	9,572
15,000	Lamar Media Corp., 4.875%, 1/15/29 (144A)	15,075
55,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	55,360
	Total Advertising	$ 229,747
	Aerospace & Defense – 0.9%
237,000	Boeing Co., 3.75%, 2/1/50	$ 212,804
85,000	Boeing Co., 5.805%, 5/1/50	100,384
45,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	48,819
	Total Aerospace & Defense	$ 362,007
	Agriculture – 0.5%
25,000	Altria Group, Inc., 4.45%, 5/6/50	$ 27,346
125,000	BAT Capital Corp., 4.54%, 8/15/47	135,723
35,000	Cargill, Inc., 2.125%, 4/23/30 (144A)	36,689
	Total Agriculture	$ 199,758
	Airlines – 0.2%
25,032	Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 5/15/21 (144A)	$ 22,562
55,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.5%,
	6/20/27 (144A)	55,137
	Total Airlines	$ 77,699

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

	Principal
	Amount
	USD ($)		Value
		Apparel – 0.1%
	55,000	Ralph Lauren Corp., 2.95%, 6/15/30	$ 56,476
		Total Apparel	$ 56,476
		Auto Manufacturers – 0.7%
	135,000	Ford Motor Co., 4.346%, 12/8/26	$ 125,928
	152,000	General Motors Co., 6.6%, 4/1/36	164,314
		Total Auto Manufacturers	$ 290,242
		Auto Parts & Equipment – 0.4%
	69,000	BorgWarner, Inc., 2.65%, 7/1/27	$ 70,794
	55,000	Goodyear Tire & Rubber Co., 9.5%, 5/31/25	58,850
	45,000	Lear Corp., 3.5%, 5/30/30	44,944
		Total Auto Parts & Equipment	$ 174,588
		Banks – 8.4%
	200,000(d)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	$ 213,069
	100,000(d)	Banco Continental SA via Continental Trustees Cayman, Ltd., 7.375% (3 Month USD LIBOR
		+ 680 bps), 10/7/40 (144A)	101,600
	65,000(d)	Banco de Credito del Peru, 6.875% (3 Month USD LIBOR + 771 bps), 9/16/26 (144A)	68,737
ARS	1,000,000(e)	Banco de la Ciudad de Buenos Aires, 33.478% (BADLARPP + 399 bps), 12/5/22	9,602
	70,000(d)	Bank of America Corp., 4.083% (3 Month USD LIBOR + 315 bps), 3/20/51	87,714
	120,000(b)(d)	Bank of America Corp., 4.3% (3 Month USD LIBOR + 266 bps)	107,688
	200,000	Barclays Plc, 4.375%, 1/12/26	225,204
	210,000(b)(d)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)	214,200
	155,000(b)(d)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	137,756
	400,000(b)(d)	Credit Suisse Group AG, 5.1% (5 Year CMT Index + 329 bps) (144A)	379,000
	210,000(b)(d)	Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)	207,900
	32,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	31,680
	60,000(d)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29	69,809
	200,000	Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)	218,773
	160,000(b)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	142,800
	195,000(b)(d)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	186,517
	200,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	222,427
	200,000	QNB Finansbank AS, 4.875%, 5/19/22 (144A)	197,900
	200,000(b)(d)	Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)	207,950
EUR	107,600(b)	Stichting AK Rabobank Certificaten, 6.5%	128,148
	115,000(b)(d)	Truist Financial Corp., 5.1% (5 Year CMT Index + 435 bps)	118,749
	200,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)	207,750
		Total Banks	$ 3,484,973
		Beverages – 1.4%
	241,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 321,299
	200,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	247,016
		Total Beverages	$ 568,315

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

	Principal
	Amount
	USD ($)		Value
		Building Materials – 0.3%
	10,000	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)	$ 9,400
	55,000	Carrier Global Corp., 2.7%, 2/15/31 (144A)	54,839
	55,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	54,863
	5,000	Standard Industries, Inc., 5.0%, 2/15/27 (144A)	5,063
		Total Building Materials	$ 124,165
		Chemicals – 1.3%
	26,000	CF Industries, Inc., 4.95%, 6/1/43	$ 28,023
EUR	100,000	INEOS Finance Plc, 2.875%, 5/1/26 (144A)	107,018
	19,000	NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)	17,432
	28,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	24,580
	200,000	OCI NV, 6.625%, 4/15/23 (144A)	201,000
	25,000	PolyOne Corp., 5.75%, 5/15/25 (144A)	25,719
	22,000	Sherwin-Williams Co., 3.3%, 5/15/50	22,312
	50,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	50,500
	47,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	43,945
		Total Chemicals	$ 520,529
		Commercial Services – 1.6%
	45,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 47,250
	45,000	Brink’s Co., 5.5%, 7/15/25 (144A)	45,834
	150,000	CoStar Group, Inc., 2.8%, 7/15/30 (144A)	153,505
	35,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	34,475
	38,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	40,185
	10,000	Jaguar Holding Co. II/PPD Development LP, 4.625%, 6/15/25 (144A)	10,177
	20,000	Jaguar Holding Co. II/PPD Development LP, 5.0%, 6/15/28 (144A)	20,475
	35,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	36,295
	131,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	123,468
	50,000	United Rentals North America, Inc., 3.875%, 11/15/27	49,875
	35,000	United Rentals North America, Inc., 4.875%, 1/15/28	35,875
	59,000	Verisk Analytics, Inc., 3.625%, 5/15/50	66,794
	8,000	Verisk Analytics, Inc., 5.5%, 6/15/45	10,972
		Total Commercial Services	$ 675,180
		Computers – 0.0%†
	5,000	NCR Corp., 8.125%, 4/15/25 (144A)	$ 5,300
		Total Computers	$ 5,300
		Cosmetics/Personal Care – 0.1%
	55,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 56,512
		Total Cosmetics/Personal Care	$ 56,512
		Diversified Financial Services – 0.6%
	10,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	$ 8,688
	60,000(b)(d)	Charles Schwab Corp., 5.375% (5 Year CMT Index + 497 bps)	64,099
	145,000(g)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK or 6.50% cash), 9/15/24 (144A)	97,150
	10,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	9,500
	39,000	Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)	40,022
	14,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)	14,796
		Total Diversified Financial Services	$ 234,255

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

	Principal
	Amount
	USD ($)		Value
		Electric – 3.1%
	20,000	AES Corp., 3.95%, 7/15/30 (144A)	$ 21,150
	151,000(b)(d)	Dominion Energy, Inc., 4.65% (5 Year CMT Index + 299 bps)	147,875
	200,000(b)(d)	Duke Energy Corp., 4.875% (5 Year CMT Index + 339 bps)	199,780
	65,000	Iberdrola International BV, 6.75%, 7/15/36	90,440
	47,000	New York State Electric & Gas Corp., 3.3%, 9/15/49 (144A)	48,420
	17,000	NextEra Energy Operating Partners LP, 4.5%, 9/15/27 (144A)	17,771
	200,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	209,911
	60,000	Puget Energy, Inc., 4.1%, 6/15/30 (144A)	66,242
	95,000	Sempra Energy, 3.4%, 2/1/28	103,932
	88,000	Southern California Edison Co., 3.65%, 2/1/50	96,576
	65,000	Southern California Edison Co., 4.875%, 3/1/49	85,013
	150,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	154,474
	19,000	Vistra Operations Co. LLC, 4.3%, 7/15/29 (144A)	19,976
		Total Electric	$ 1,261,560
		Electrical Components & Equipment – 0.4%
EUR	100,000	Belden, Inc., 2.875%, 9/15/25 (144A)	$ 105,881
	25,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	24,524
	20,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	21,063
	15,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	15,863
		Total Electrical Components & Equipment	$ 167,331
		Electronics – 0.5%
	197,000	Flex, Ltd., 4.875%, 6/15/29	$ 217,405
		Total Electronics	$ 217,405
		Energy-Alternate Sources – 0.2%
	48,620	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 58,833
	19,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	19,285
		Total Energy-Alternate Sources	$ 78,118
		Engineering & Construction – 0.2%
	75,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	$ 76,500
		Total Engineering & Construction	$ 76,500
		Entertainment – 0.3%
	40,000	Colt Merger Sub, Inc., 6.25%, 7/1/25 (144A)	$ 39,750
	20,000	Eldorado Resorts, Inc., 6.0%, 9/15/26	21,606
	15,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	12,000
	15,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	12,000
	31,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	27,803
		Total Entertainment	$ 113,159
		Environmental Control – 0.2%
	56,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 56,706
	21,000	Tervita Corp., 7.625%, 12/1/21 (144A)	16,485
		Total Environmental Control	$ 73,191

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	Food – 0.8%
30,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%,
	2/15/30 (144A)	$ 30,694
50,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)	52,813
39,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/30 (144A)	39,975
200,000	Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)	195,440
25,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	24,724
	Total Food	$ 343,646
	Forest Products & Paper – 0.4%
70,000	International Paper Co., 4.8%, 6/15/44	$ 83,488
16,000	International Paper Co., 6.0%, 11/15/41	21,090
53,000	International Paper Co., 7.3%, 11/15/39	74,431
	Total Forest Products & Paper	$ 179,009
	Hand/Machine Tools – 0.1%
35,000(d)	Stanley Black & Decker, Inc., 4.0% (5 Year CMT Index + 266 bps), 3/15/60	$ 35,018
	Total Hand/Machine Tools	$ 35,018
	Healthcare-Services – 1.2%
61,000	Centene Corp., 3.375%, 2/15/30	$ 61,592
20,000	Centene Corp., 4.25%, 12/15/27	20,638
35,000	Centene Corp., 4.625%, 12/15/29	36,925
76,000	HCA, Inc., 3.5%, 9/1/30	73,201
53,000	Health Care Service Corp. A Mutual Legal Reserve Co., 3.2%, 6/1/50 (144A)	53,927
20,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	20,650
50,000	MEDNAX, Inc., 5.25%, 12/1/23 (144A)	49,750
15,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	14,981
50,000	NYU Langone Hospitals, 4.428%, 7/1/42	56,737
13,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%,
	12/1/26 (144A)	13,390
9,000	Select Medical Corp., 6.25%, 8/15/26 (144A)	9,099
30,000	Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)	29,601
31,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	31,930
16,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	15,480
	Total Healthcare-Services	$ 487,901
	Home Builders – 0.1%
9,000	KB Home, 6.875%, 6/15/27	$ 9,810
19,000	Meritage Homes Corp., 6.0%, 6/1/25	20,215
	Total Home Builders	$ 30,025
	Housewares – 0.0%†
5,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 5,198
	Total Housewares	$ 5,198
	Insurance – 1.7%
85,000	AXA SA, 8.6%, 12/15/30	$ 123,455
132,000	CNO Financial Group, Inc., 5.25%, 5/30/29	141,468

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Insurance – (continued)
60,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	$ 69,500
120,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	121,169
105,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	111,985
35,000	New York Life Insurance Co., 3.75%, 5/15/50 (144A)	39,527
110,000	Prudential Financial, Inc., 3.0%, 3/10/40	112,049
	Total Insurance	$ 719,153
	Internet – 0.9%
145,000	Booking Holdings, Inc., 4.625%, 4/13/30	$ 171,146
121,000	Expedia Group, Inc., 3.25%, 2/15/30	112,814
100,000	Expedia Group, Inc., 3.8%, 2/15/28	95,783
	Total Internet	$ 379,743
	Iron & Steel – 0.1%
20,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 19,300
10,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	10,489
20,000	Steel Dynamics, Inc., 3.25%, 1/15/31	20,399
	Total Iron & Steel	$ 50,188
	Leisure Time – 0.2%
29,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	$ 30,260
94,000	VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)	69,795
	Total Leisure Time	$ 100,055
	Lodging – 0.1%
5,000	Hilton Domestic Operating Co., Inc., 5.375%, 5/1/25 (144A)	$ 5,000
5,000	Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28 (144A)	5,050
15,000	Marriott International, Inc., 4.625%, 6/15/30	15,564
10,000	Marriott International, Inc., 5.75%, 5/1/25	10,864
	Total Lodging	$ 36,478
	Media – 0.9%
50,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	$ 51,159
200,000	CSC Holdings LLC, 5.5%, 4/15/27 (144A)	208,100
97,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	51,652
69,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	70,725
	Total Media	$ 381,636
	Mining – 1.0%
200,000	Anglo American Capital Plc, 4.5%, 3/15/28 (144A)	$ 219,359
170,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43	166,600
30,000	Novelis Corp., 4.75%, 1/30/30 (144A)	28,650
	Total Mining	$ 414,609
	Miscellaneous Manufacturers – 0.3%
14,000	Amsted Industries, Inc., 5.625%, 7/1/27 (144A)	$ 14,437
50,000	General Electric Co., 4.25%, 5/1/40	49,754
55,000	General Electric Co., 4.35%, 5/1/50	54,395
	Total Miscellaneous Manufacturers	$ 118,586

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

	Principal
	Amount
	USD ($)		Value
		Multi-National – 1.0%
	200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 196,800
IDR	1,997,800,000	European Bank for Reconstruction & Development, 6.45%, 12/13/22	137,807
IDR	980,000,000	Inter-American Development Bank, 7.875%, 3/14/23	69,545
		Total Multi-National	$ 404,152
		Oil & Gas – 2.3%
	50,000	Apache Corp., 4.25%, 1/15/30	$ 43,223
	95,000	Apache Corp., 4.375%, 10/15/28	83,891
	175,000	Cenovus Energy, Inc., 6.75%, 11/15/39	170,391
	200,000	Gazprom PJSC Via Gaz Capital SA, 4.95%, 7/19/22 (144A)	210,703
	65,000	Marathon Petroleum Corp., 5.375%, 10/1/22	65,398
	21,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	19,595
	27,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	23,152
	20,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	16,625
	75,000	Newfield Exploration Co., 5.625%, 7/1/24	71,666
	30,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25 (144A)	32,025
	42,000	Petroleos Mexicanos, 5.35%, 2/12/28	35,280
	25,000	Precision Drilling Corp., 7.125%, 1/15/26 (144A)	15,250
	35,000	Transocean, Inc., 6.8%, 3/15/38	10,060
	10,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	5,519
	79,000	Valero Energy Corp., 6.625%, 6/15/37	105,056
	30,000	YPF SA, 6.95%, 7/21/27 (144A)	21,000
ARS	175,000	YPF SA, 16.5%, 5/9/22 (144A)	1,615
		Total Oil & Gas	$ 930,449
		Oil & Gas Services – 0.0%†
	18,000	USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27	$ 17,280
		Total Oil & Gas Services	$ 17,280
		Packaging & Containers – 0.2%
	65,000	Greif, Inc., 6.5%, 3/1/27 (144A)	$ 66,162
		Total Packaging & Containers	$ 66,162
		Pharmaceuticals – 1.3%
	53,000	AbbVie, Inc., 4.05%, 11/21/39 (144A)	$ 61,981
	7,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	7,429
EUR	105,000	Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)	116,622
	15,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	14,122
	10,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)	9,487
	45,000	Cardinal Health, Inc., 4.9%, 9/15/45	51,878
	32,245	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	36,290
	54,133	CVS Pass-Through Trust, 6.036%, 12/10/28	61,181
	17,724	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	23,119
	31,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	31,812
	142,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	126,789
		Total Pharmaceuticals	$ 540,710

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Pipelines – 2.9%
28,000	Cameron LNG LLC, 3.302%, 1/15/35 (144A)	$ 30,871
64,000	Cameron LNG LLC, 3.402%, 1/15/38 (144A)	68,746
16,000	DCP Midstream Operating LP, 5.6%, 4/1/44	12,800
70,000	Enable Midstream Partners LP, 4.4%, 3/15/27	65,205
122,000	Enable Midstream Partners LP, 4.95%, 5/15/28	113,008
30,000	Energy Transfer Operating LP, 5.875%, 1/15/24	33,399
35,000	Energy Transfer Operating LP, 6.0%, 6/15/48	36,301
10,000	Energy Transfer Operating LP, 6.125%, 12/15/45	10,306
21,000	Energy Transfer Operating LP, 6.5%, 2/1/42	22,748
15,000(b)(d)	Energy Transfer Operating LP, 6.625% (3 Month USD LIBOR + 416 bps)	11,478
115,000(b)(d)	Energy Transfer Operating LP, 7.125% (5 Year CMT Index + 531 bps)	98,325
4,000	EnLink Midstream LLC, 5.375%, 6/1/29	3,000
9,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	5,605
135,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	83,673
34,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	20,740
15,000	Enterprise Products Operating LLC, 3.95%, 1/31/60	15,458
30,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	28,873
95,000	Kinder Morgan, Inc., 5.05%, 2/15/46	109,311
38,000	Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)	40,962
125,000	Phillips 66 Partners LP, 3.75%, 3/1/28	133,424
38,000	Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47	38,019
19,000	Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42	19,905
65,000	Williams Cos., Inc., 5.75%, 6/24/44	75,176
95,000	Williams Cos., Inc., 7.5%, 1/15/31	121,654
	Total Pipelines	$ 1,198,987
	REITs – 2.1%
205,000	Duke Realty LP, 1.75%, 7/1/30	$ 203,645
40,000	GLP Capital LP/GLP Financing II, Inc., 4.0%, 1/15/30	39,650
55,000	Healthcare Trust of America Holdings LP, 3.75%, 7/1/27	58,035
45,000	Highwoods Realty LP, 4.125%, 3/15/28	48,130
120,000	iStar, Inc., 4.25%, 8/1/25	108,600
30,000	iStar, Inc., 4.75%, 10/1/24	28,012
86,000	MPT Operating Partnership LP/MPT Finance Corp., 4.625%, 8/1/29	86,430
150,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	158,405
40,000	Simon Property Group LP, 3.25%, 9/13/49	37,294
73,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	73,969
8,000	VICI Properties LP/VICI Note Co., Inc., 4.125%, 8/15/30 (144A)	7,630
	Total REITs	$ 849,800
	Retail – 0.4%
30,000	AutoNation, Inc., 4.75%, 6/1/30	$ 32,507
81,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	72,292
10,000	QVC, Inc., 4.75%, 2/15/27	9,670
44,000	Starbucks Corp., 3.35%, 3/12/50	44,813
	Total Retail	$ 159,282

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

	Principal
	Amount
	USD ($)		Value
		Semiconductors – 0.5%
	20,000	Broadcom, Inc., 4.3%, 11/15/32 (144A)	$ 21,944
	160,000	Broadcom, Inc., 5.0%, 4/15/30 (144A)	183,900
		Total Semiconductors	$ 205,844
		Software – 0.6%
	215,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 229,833
		Total Software	$ 229,833
		Telecommunications – 0.9%
	90,000	AT&T, Inc., 3.65%, 6/1/51	$ 94,232
	70,000	AT&T, Inc., 3.85%, 6/1/60	74,646
	25,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	24,281
	50,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	45,035
	55,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	55,412
	13,000	Millicom International Cellular SA, 6.25%, 3/25/29 (144A)	13,877
	30,000	Sprint Corp., 7.25%, 9/15/21	31,450
	40,000	Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/25 (144A)	24,000
		Total Telecommunications	$ 362,933
		Transportation – 0.4%
	103,000	Union Pacific Corp., 3.75%, 2/5/70	$ 114,733
	50,000	XPO Logistics, Inc., 6.25%, 5/1/25 (144A)	52,375
		Total Transportation	$ 167,108
		TOTAL CORPORATE BONDS
		(Cost $17,275,307)	$ 17,460,795
		FOREIGN GOVERNMENT BONDS – 4.2% of Net Assets
		Argentina – 0.6%
	150,000(h)	Argentine Republic Government International Bond, 6.625%, 7/6/28	$ 59,250
	250,000	Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)	191,000
		Total Argentina	$ 250,250
		Egypt – 0.3%
EGP	1,754,000	Egypt Government Bond, 15.7%, 11/7/27	$ 116,264
		Total Egypt	$ 116,264
		Indonesia – 0.3%
IDR	1,784,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 117,152
		Total Indonesia	$ 117,152
		Ivory Coast – 0.3%
EUR	100,000	Ivory Coast Government International Bond, 5.875%, 10/17/31 (144A)	$ 105,328
		Total Ivory Coast	$ 105,328
		Mexico – 1.3%
MXN	5,300,000	Mexican Bonos, 8.5%, 5/31/29	$ 272,859
MXN	1,439,206	Mexican Udibonos, 2.0%, 6/9/22	63,070
	200,000	Mexico Government International Bond, 5.0%, 4/27/51	215,500
		Total Mexico	$ 551,429

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
	USD ($)		Value
Peru – 0.1%†
	20,000	Peruvian Government International Bond, 2.783%, 1/23/31	$ 21,330
		Total Peru	$ 21,330
Qatar – 0.5%
	200,000	Qatar Government International Bond, 3.4%, 4/16/25 (144A)	$ 217,501
		Total Qatar	$ 217,501
Russia – 0.5%
RUB	12,276,000	Russian Federal Bond - OFZ, 8.15%, 2/3/27	$ 198,670
		Total Russia	$ 198,670
Uruguay – 0.3%
UYU	4,429,000	Uruguay Government International Bond, 9.875%, 6/20/22 (144A)	$ 104,323
		Total Uruguay	$ 104,323
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $1,921,376)	$ 1,682,247

Face
Amount
USD ($)
INSURANCE-LINKED SECURITIES – 0.0%† of Net Assets(i)
Reinsurance Sidecars – 0.0%†
Multiperil – Worldwide – 0.0%†
40,000+(a)(j)	Lorenz Re 2018, 7/1/21	$ 1,748
20,578+(a)(j)	Lorenz Re 2019, 6/30/22	16,263
	Total Reinsurance Sidecars	$ 18,011
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $31,513)	$ 18,011

Principal
Amount
USD ($)
MUNICIPAL BONDS – 0.1% of Net Assets(k)
Municipal General Obligation – 0.1%
100,000(h)(l)	Commonwealth of Puerto Rico, 8.0%, 7/1/35	$ 60,000
	Total Municipal General Obligation	$ 60,000
Municipal Higher Education – 0.0%†
10,000	Trustees of Amherst College, 3.794%, 11/1/42	$ 11,313
	Total Municipal Higher Education	$ 11,313
TOTAL MUNICIPAL BONDS
	(Cost $77,674)	$ 71,313
SENIOR SECURED FLOATING RATE LOAN INTERESTS – 2.2% of Net Assets*(e)
Automobile – 0.1%
33,614	Navistar, Inc., Tranche B Term Loan, 3.7% (LIBOR + 350 bps), 11/6/24	$ 31,933
	Total Automobile	$ 31,933
Broadcasting & Entertainment – 0.2%
71,828	Sinclair Television Group, Inc., Tranche B Term Loan, 2.43% (LIBOR + 225 bps), 1/3/24	$ 68,835
	Total Broadcasting & Entertainment	$ 68,835

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
Buildings & Real Estate – 0.0%†
8,319	Builders FirstSource, Inc., Refinancing Term Loan, 4.0% (LIBOR + 300 bps), 2/29/24	$ 8,063
	Total Buildings & Real Estate	$ 8,063
Computers & Electronics – 0.0%†
12,626	Energy Acquisition LP (aka Electrical Components International), First Lien Initial
	Term Loan, 4.428% (LIBOR + 425 bps), 6/26/25	$ 10,101
	Total Computers & Electronics	$ 10,101
Diversified & Conglomerate Service – 0.0%†
19,250	DynCorp International, Inc., Term Loan, 7.0% (LIBOR + 600 bps), 8/18/25	$ 18,384
	Total Diversified & Conglomerate Service	$ 18,384
Healthcare & Pharmaceuticals – 0.1%
32,524	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First Lien Initial Term Loan,
	3.678% (LIBOR + 350 bps), 9/26/24	$ 30,662
	Total Healthcare & Pharmaceuticals	$ 30,662
Healthcare, Education & Childcare – 0.4%
36,562	Alliance HealthCare Services, Inc., First Lien Initial Term Loan, 5.5% (LIBOR + 450
	bps), 10/24/23	$ 24,896
71,851	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term B-3 Loan, 4.75% (LIBOR +
	375 bps), 2/21/25	61,684
72,674	LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.), First
	Lien Term B Loan, 3.928% (LIBOR + 375 bps), 11/16/25	68,347
	Total Healthcare, Education & Childcare	$ 154,927
Hotel, Gaming & Leisure – 0.2%
70,850	1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim
	Hortons), Term B-4 Loan, 1.928% (LIBOR + 175 bps), 11/19/26	$ 67,361
	Total Hotel, Gaming & Leisure	$ 67,361
Insurance – 0.7%
146,170	Confie Seguros Holding II Co., Term B Loan, 5.75% (LIBOR + 475 bps), 7/31/20	$ 131,431
65,783	Integro Parent, Inc., First Lien Initial Term Loan, 6.75% (LIBOR + 575 bps), 10/31/22	61,837
97,250	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan, 3.308% (LIBOR + 300
	bps), 5/16/24	92,582
	Total Insurance	$ 285,850
Leisure & Entertainment – 0.1%
53,885	24 Hour Fitness Worldwide, Inc., Term Loan, 3.808% (LIBOR + 350 bps), 5/30/25	$ 12,932
15,560	Fitness International LLC, Term B Loan, 4.322% (LIBOR + 325 bps), 4/18/25	9,998
	Total Leisure & Entertainment	$ 22,930
Machinery – 0.1%
26,464	Shape Technologies Group, Inc., Initial Term Loan, 4.043% (LIBOR + 300 bps), 4/21/25	$ 20,841
	Total Machinery	$ 20,841
Retail – 0.2%
84,376	Bass Pro Group LLC, Initial Term Loan, 6.072% (LIBOR + 500 bps), 9/25/24	$ 81,550
14,850	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 5.187% (LIBOR + 450 bps), 9/12/24	12,771
	Total Retail	$ 94,321

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	Securities & Trusts – 0.1%
54,478	Stonepeak Lonestar Holdings LLC, Initial Term Loan, 5.635% (LIBOR +
	450 bps), 10/19/26	$ 53,274
	Total Securities & Trusts	$ 53,274
	Telecommunications – 0.0%†
32,119	Windstream Services LLC (fka Windstream Corp.), Tranche B-6 Term Loan, 8.25% (PRIME +
	500 bps), 3/29/21	$ 19,887
	Total Telecommunications	$ 19,887
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $990,541)	$ 887,369
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 26.3% of Net Assets
200,000	Fannie Mae, 2.0%, 7/1/50 (TBA)	$ 204,672
300,000	Fannie Mae, 2.5%, 7/1/50 (TBA)	312,750
24,988	Fannie Mae, 3.0%, 10/1/30	26,557
77,400	Fannie Mae, 3.0%, 5/1/43	82,916
1,677	Fannie Mae, 3.0%, 5/1/46	1,793
15,642	Fannie Mae, 3.0%, 5/1/46	16,975
1,630	Fannie Mae, 3.0%, 10/1/46	1,742
830	Fannie Mae, 3.0%, 1/1/47	887
64,455	Fannie Mae, 3.0%, 1/1/47	70,274
3,490	Fannie Mae, 3.0%, 4/1/48	3,803
5,033	Fannie Mae, 3.0%, 7/1/49	5,471
6,779	Fannie Mae, 3.0%, 7/1/49	7,390
63,000	Fannie Mae, 3.0%, 7/1/50 (TBA)	66,352
50,045	Fannie Mae, 3.5%, 6/1/45	53,804
50,595	Fannie Mae, 3.5%, 9/1/45	54,628
14,367	Fannie Mae, 3.5%, 10/1/46	15,431
51,507	Fannie Mae, 3.5%, 1/1/47	54,655
87,847	Fannie Mae, 3.5%, 1/1/47	94,411
258,690	Fannie Mae, 3.5%, 9/1/49	286,943
297,000	Fannie Mae, 3.5%, 7/1/50 (TBA)	312,372
48,556	Fannie Mae, 4.0%, 10/1/40	54,759
7,174	Fannie Mae, 4.0%, 12/1/40	8,086
26,390	Fannie Mae, 4.0%, 11/1/43	29,402
30,466	Fannie Mae, 4.0%, 11/1/43	33,461
24,746	Fannie Mae, 4.0%, 4/1/47	26,867
35,763	Fannie Mae, 4.0%, 4/1/47	38,788
14,100	Fannie Mae, 4.0%, 6/1/47	15,221
21,808	Fannie Mae, 4.0%, 7/1/47	23,684
420,000	Fannie Mae, 4.0%, 7/1/50 (TBA)	445,077
167,222	Fannie Mae, 4.5%, 8/1/40	185,976
51,276	Fannie Mae, 4.5%, 11/1/40	57,055
26,287	Fannie Mae, 4.5%, 5/1/41	29,667
20,187	Fannie Mae, 4.5%, 12/1/41	21,792
21,329	Fannie Mae, 4.5%, 2/1/44	23,676
22,257	Fannie Mae, 4.5%, 2/1/44	24,725
67,757	Fannie Mae, 4.5%, 6/1/44	75,407

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
390,000	Fannie Mae, 4.5%, 7/1/50 (TBA)	$ 419,036
23,897	Fannie Mae, 5.0%, 4/1/30	26,792
20,255	Fannie Mae, 5.0%, 1/1/39	23,165
4,891	Fannie Mae, 5.0%, 6/1/40	5,613
119	Fannie Mae, 6.0%, 3/1/32	138
23,511	Federal Home Loan Mortgage Corp., 3.0%, 10/1/29	24,755
2,621	Federal Home Loan Mortgage Corp., 3.0%, 10/1/46	2,859
18,538	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	19,627
40,878	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	44,431
54,171	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	57,329
1,668	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	1,814
48,553	Federal Home Loan Mortgage Corp., 3.5%, 11/1/45	52,019
49,108	Federal Home Loan Mortgage Corp., 3.5%, 7/1/46	54,195
16,635	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	18,062
22,105	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	23,771
52,622	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	57,129
199	Federal Home Loan Mortgage Corp., 5.0%, 5/1/34	228
615	Federal Home Loan Mortgage Corp., 5.0%, 6/1/35	672
4,435	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	5,084
17,288	Federal Home Loan Mortgage Corp., 5.0%, 11/1/39	19,853
8,969	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	10,296
11,381	Government National Mortgage Association I, 3.5%, 10/15/42	12,149
3,751	Government National Mortgage Association I, 4.0%, 12/15/41	4,023
142,886	Government National Mortgage Association I, 4.0%, 4/15/42	153,821
57,080	Government National Mortgage Association I, 4.0%, 8/15/43	64,383
7,080	Government National Mortgage Association I, 4.0%, 3/15/44	7,698
18,199	Government National Mortgage Association I, 4.0%, 9/15/44	19,691
22,506	Government National Mortgage Association I, 4.0%, 4/15/45	24,460
33,976	Government National Mortgage Association I, 4.0%, 6/15/45	36,954
4,838	Government National Mortgage Association I, 4.5%, 9/15/33	5,372
10,351	Government National Mortgage Association I, 4.5%, 4/15/35	11,500
19,838	Government National Mortgage Association I, 4.5%, 1/15/40	22,361
62,090	Government National Mortgage Association I, 4.5%, 3/15/40	69,448
15,608	Government National Mortgage Association I, 4.5%, 9/15/40	17,448
14,469	Government National Mortgage Association I, 4.5%, 7/15/41	16,122
3,556	Government National Mortgage Association I, 5.0%, 4/15/35	4,072
3,449	Government National Mortgage Association I, 5.5%, 1/15/34	4,017
5,767	Government National Mortgage Association I, 5.5%, 4/15/34	6,729
1,498	Government National Mortgage Association I, 5.5%, 7/15/34	1,741
4,088	Government National Mortgage Association I, 5.5%, 6/15/35	4,492
519	Government National Mortgage Association I, 6.0%, 2/15/33	618
641	Government National Mortgage Association I, 6.0%, 3/15/33	715
840	Government National Mortgage Association I, 6.0%, 3/15/33	1,000
1,422	Government National Mortgage Association I, 6.0%, 6/15/33	1,695
1,154	Government National Mortgage Association I, 6.0%, 7/15/33	1,362
1,253	Government National Mortgage Association I, 6.0%, 7/15/33	1,416
664	Government National Mortgage Association I, 6.0%, 9/15/33	738

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – (continued)
759	Government National Mortgage Association I, 6.0%, 9/15/33	$ 861
1,114	Government National Mortgage Association I, 6.0%, 10/15/33	1,278
4,101	Government National Mortgage Association I, 6.0%, 8/15/34	4,566
325	Government National Mortgage Association I, 6.5%, 3/15/29	357
1,007	Government National Mortgage Association I, 6.5%, 1/15/30	1,108
275	Government National Mortgage Association I, 6.5%, 2/15/32	318
275	Government National Mortgage Association I, 6.5%, 3/15/32	319
441	Government National Mortgage Association I, 6.5%, 11/15/32	530
44	Government National Mortgage Association I, 7.0%, 3/15/31	45
9,630	Government National Mortgage Association II, 3.5%, 4/20/45	10,331
12,108	Government National Mortgage Association II, 3.5%, 4/20/45	13,028
16,865	Government National Mortgage Association II, 3.5%, 3/20/46	18,310
30,297	Government National Mortgage Association II, 4.0%, 9/20/44	33,013
46,303	Government National Mortgage Association II, 4.0%, 10/20/46	49,856
46,035	Government National Mortgage Association II, 4.0%, 1/20/47	49,663
18,603	Government National Mortgage Association II, 4.0%, 2/20/48	20,459
21,187	Government National Mortgage Association II, 4.0%, 4/20/48	23,316
9,307	Government National Mortgage Association II, 4.5%, 9/20/41	10,223
31,036	Government National Mortgage Association II, 4.5%, 9/20/44	32,786
11,404	Government National Mortgage Association II, 4.5%, 10/20/44	12,503
24,393	Government National Mortgage Association II, 4.5%, 11/20/44	26,741
2,545	Government National Mortgage Association II, 5.5%, 3/20/34	2,933
4,144	Government National Mortgage Association II, 6.0%, 11/20/33	4,761
1,200,000(m)	U.S. Treasury Bill, 7/7/20	1,199,976
2,400,000(m)	U.S. Treasury Bill, 7/21/20	2,399,844
1,200,000(m)	U.S. Treasury Bill, 8/27/20	1,199,734
185,871	U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	236,772
172,589	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46	223,275
493,862	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	652,221
378,008	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	503,751
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $10,314,160)	$ 10,861,240

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date
OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED – 0.0%
3,182^(n)	Desarrolladora Homex	Brown Brothers	MXN —	MXN —(p)	10/23/22	$ —
	SAB de CV	Harriman & Co.
3,182^(o)	Desarrolladora Homex	Brown Brothers	MXN —	MXN —(p)	10/23/22	—
	SAB de CV	Harriman & Co.
$ —
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
	(Premiums paid $ —)					$ —

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY PUT OPTIONS PURCHASED – 0.0%†
175,000	Put EUR Call USD	Bank of America NA	EUR 2,896	EUR 1.11	6/4/21	$ 3,890
330,000	Put EUR Call USD	Bank of America NA	USD 5,140	USD 1.11	3/8/21	5,572
$ 9,462
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT OPTIONS PURCHASED
	(Premiums paid $8,036)					$ 9,462
TOTAL OPTIONS PURCHASED
	(Premiums paid $8,036)					$ 9,462
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS – 98.9%
	(Cost $40,832,656)					$ 40,782,644

Change
in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
Shares		Income	Gain (Loss)	(Depreciation)
AFFILIATED ISSUER – 2.0%
CLOSED-END FUND – 2.0% of Net Assets
97,089(q)	Pioneer ILS Interval Fund	$ —	$ —	$20,389	$ 828,171
TOTAL CLOSED-END FUND
	(Cost $998,388)				$ 828,171
TOTAL INVESTMENTS IN AFFILIATED ISSUER – 2.0%
	(Cost $998,388)				$ 828,171

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date
OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN – (0.0)%†
(330,000)	Call EUR Put USD	Bank of America NA	USD 5,140	USD 1.20	3/8/21	$ (2,074)
(175,000)	Call EUR Put USD	Bank of America NA	EUR 2,896	EUR 1.17	6/4/21	(2,935)
$ (5,009)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN
	(Premiums received $(8,036))					$ (5,009)
	OTHER ASSETS AND LIABILITIES – (0.9)%					$ (379,837)
	NET ASSETS – 100.0%					$41,225,969

bps	Basis Points.
BADLARPP	Argentine Deposit Rate Badlar Private Banks 30-35 Days.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2020, the value of these securities amounted to $16,089,237, or 39.0% of net assets.

(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

*
Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2020.

+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2020.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2020.
(e)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2020.
(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Security is in default.
(i)	Securities are restricted as to resale.
(j)	Issued as preference shares.
(k)	Consists of Revenue Bonds unless otherwise indicated.
(l)	Represents a General Obligation Bond.
(m)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(n)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 billion.
(o)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 14.5 billion.
(p)	Strike price is 1 Mexican Peso (MXN).
(q)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc., (the “Adviser”).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

						Unrealized
Currency	In Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
SEK	2,136,507	EUR	(198,295)	Bank of America NA	7/2/20	$6,553
EUR	344,906	USD	(383,105)	Bank of New York Mellon Corp.	7/24/20	4,608
EUR	80,951	USD	(91,640)	Citibank NA	8/28/20	(570)
GHS	579,382	USD	(98,727)	Citibank NA	8/27/20	(1,024)
RUB	6,405,000	USD	(88,669)	Citibank NA	7/27/20	992
EGP	795,790	USD	(48,553)	Goldman Sachs International	8/27/20	165
EUR	47,365	USD	(51,270)	Goldman Sachs International	7/24/20	1,974
NOK	2,930,100	USD	(296,180)	HSBC Bank USA NA	7/28/20	8,033
SEK	5,004,326	USD	(519,106)	HSBC Bank USA NA	7/29/20	18,280
AUD	587,765	USD	(402,321)	JPMorgan Chase Bank NA	8/28/20	3,159
EUR	171,590	USD	(187,550)	JPMorgan Chase Bank NA	7/24/20	5,337
EUR	569,000	USD	(642,658)	JPMorgan Chase Bank NA	9/25/20	(2,126)
NOK	1,861,465	EUR	(171,773)	JPMorgan Chase Bank NA	8/4/20	127
SEK	2,136,507	EUR	(204,067)	JPMorgan Chase Bank NA	9/3/20	(77)
EUR	216,103	USD	(239,093)	State Street Bank & Trust Co.	7/24/20	3,831
USD	521,486	EUR	(480,000)	State Street Bank & Trust Co.	7/24/20	(18,089)
USD	158,852	MXN	(3,595,300)	State Street Bank & Trust Co.	7/29/20	3,082
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$34,255

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts			Notional		Unrealized
Long	Description	Expiration Date	Amount	Market Value	Appreciation
1	U.S. 2 Year Note (CBT)	9/30/20	$220,773	$220,828	$55
5	U.S. Ultra Bond (CBT)	9/21/20	1,088,187	1,090,781	2,594
			$1,308,960	$1,311,609	$2,649

Number of
Contracts			Notional		Unrealized
Short	Description	Expiration Date	Amount	Market Value	(Depreciation)
15	Euro-Bobl	9/8/20	$2,263,111	$2,274,852	$(11,741)
5	Euro-Bund	9/8/20	983,331	991,645	(8,314)
3	U.S. 10 Year Note (CBT)	9/21/20	416,430	417,516	(1,086)
36	U.S. 10 Year Ultra	9/21/20	5,638,554	5,669,437	(30,883)
6	U.S. Long Bond (CBT)	9/21/20	1,065,437	1,071,375	(5,938)
			$10,366,863	$10,424,825	$(57,962)
TOTAL FUTURES CONTRACTS			$(9,057,903)	$(9,113,216)	$(55,313)

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION

Notional	Obligation	Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference/Index	Receive(2)	Fixed Rate	Date	(Received)	(Depreciation)	Value
85,500	Markit CDX North America	Receive	5.00%	6/20/25	$ (169)	$ (377)	$ (546)
	High Yield Index Series 33
2,973,500	Markit CDX North America	Receive	5.00%	6/20/25	(2,478)	(16,526)	(19,004)
	High Yield Index Series 34
TOTAL SWAP CONTRACTS					$(2,647)	$(16,903)	$(19,550)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receive quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS — Argentine Peso
AUD — Australian Dollar
EGP — Egyptian Pound
EUR — Euro
GHS — Cedi
IDR — Indonesian Rupiah
MXN — Mexican Peso
NOK — Norwegian Krone
RUB — Russian Ruble
SEK — Swedish Krona
UYU — Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$45,504	$5,807,428
Other Long-Term Securities	$12,095,421	$11,422,032

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2020, the Portfolio engaged in purchases of $7,088 and sales of $64,577 pursuant to these procedures, which resulted in a net realized gain of $1,270.
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/20 (UNAUDITED)	(continued)

At June 30, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $41,872,782 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,716,423
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,024,007)
Net unrealized depreciation	$(307,584)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of June 30, 2020, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3		Total
Common Stocks
Paper & Forest Products	$—	$21	$—		$21
All Other Common Stocks	33	—	—		33
Convertible Preferred Stocks	524,888	—	—		524,888
Asset Backed Securities	—	2,858,913	—		2,858,913
Collateralized Mortgage Obligations	—	3,962,653	—		3,962,653
Commercial Mortgage-Backed Securities	—	2,205,315	—		2,205,315
Convertible Corporate Bonds	—	240,384	—		240,384
Corporate Bonds	—	17,460,795	—		17,460,795
Foreign Government Bonds	—	1,682,247	—		1,682,247
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – Worldwide	—	—	18,011		18,011
Municipal Bonds	—	71,313	—		71,313
Senior Secured Floating Rate Loan Interests	—	887,369	—		887,369
U.S. Government and Agency Obligations	—	10,861,240	—		10,861,240
Over The Counter (OTC) Call Option Purchased	—	—	—	*	— *
Over The Counter (OTC) Currency Put Option Purchased	—	9,462	—		9,462
Investment Company	—	828,171	—		828,171
Total Investments in Securities	$524,921	$41,067,883	$18,011		$41,610,815
Other Financial Instruments
Over The Counter (OTC) Currency Call Option Written	$—	$(5,009)	$—		$(5,009)
Net unrealized appreciation on forward foreign currency exchange contracts	—	34,255	—		34,255
Net unrealized depreciation on futures contracts	(55,313)	—	—		(55,313)
Swap contracts, at value	—	(19,550)	—		(19,550)
Total Other Financial Instruments	$(55,313)	$9,696	$—		$(45,617)

* Securities valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-Linked
Securities
Balance as of 12/31/19	$22,002
Realized gain (loss)(1)	—
Change in unrealized appreciation (depreciation)(2)	(73)
Accrued discounts/premiums	—
Purchases	—
Sales	(3,918)
Transfers in to Level 3**	—
Transfers out of Level 3**	—
Balance as of 6/30/20	$18,011

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Transfers are calculated on the beginning of period value. For the six months ended June 30, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at June 30, 2020:	$(73	).

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF ASSETS AND LIABILITIES 6/30/20 (UNAUDITED)

ASSETS:
Investments in unaffiliated issuers, at value (cost $40,832,656)	$40,782,644
Investments in affiliated issuers, at value (cost $998,388)	828,171
Cash	437,497
Foreign currencies, at value (cost $19,888)	18,119
Futures collateral	65,171
Swaps collateral	411,864
Due from broker for futures	282,070
Due from broker for swaps	16,794
Variation margin for futures contracts	8,264
Variation margin for centrally cleared swap contracts	24,074
Net unrealized appreciation on forward foreign currency exchange contracts	34,255
Receivables —
Investment securities sold	387,268
Portfolio shares sold	82,982
Dividends	1,849
Interest	303,822
Due from the Adviser	26,862
Other assets	16,544
Total assets	$43,728,250

LIABILITIES:
Payables —
Investment securities purchased	$2,324,970
Portfolio shares repurchased	4,444
Trustees’ fees	143
Written options outstanding (net premiums received $8,036)	5,009
Net unrealized depreciation on futures contracts	55,313
Swap contracts, at value (net premiums received $2,647)	19,550
Reserve for repatriation taxes	1,437
Due to affiliates	23,510
Accrued expenses	67,905
Total liabilities	$2,502,281

NET ASSETS:
Paid-in capital	$41,830,978
Distributable earnings (loss)	(605,009)
Net assets	$41,225,969

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $5,643,153/564,053 shares)	$10.00
Class II (based on $35,582,816/3,563,421 shares)	$9.99

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED 6/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $6,070)	$811,226
Dividends from unaffiliated issuers (net of foreign taxes withheld $3,554)	9,302
Total investment income		$820,528

EXPENSES:
Management fees	$127,722
Administrative expense	33,662
Distribution fees
Class II	42,137
Custodian fees	36,348
Professional fees	40,663
Printing expense	7,098
Pricing fees	20,655
Trustees’ fees	3,884
Insurance expense	22
Miscellaneous	2,414
Total expenses		$314,605
Less fees waived and expenses reimbursed by the Adviser		(125,761)
Net expenses		$188,844
Net investment income		$631,684

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$185,056
Written options	7,642
Forward foreign currency exchange contracts	(38,822)
Futures contracts	(331,079)
Swap contracts	(76,586)
Other assets and liabilities denominated in foreign currencies	2,593	$(251,196)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of 1,020)	$(1,151,807)
Investments in affiliated issuers	20,389
Written options	(4,303)
Forward foreign currency exchange contracts	(16,544)
Futures contracts	(87,724)
Swap contracts	(10,220)
Other assets and liabilities denominated in foreign currencies	(959)	$(1,251,168)
Net realized and unrealized gain (loss) on investments		$(1,502,364)
Net decrease in net assets resulting from operations		$(870,680)

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended
	6/30/2020	Year Ended
	(unaudited)	12/31/19
FROM OPERATIONS:
Net investment income (loss)	$631,684	$1,314,179
Net realized gain (loss) on investments	(251,196)	195,032
Change in net unrealized appreciation (depreciation) on investments	(1,251,168)	2,267,572
Net increase (decrease) in net assets resulting from operations	$(870,680)	$3,776,783

DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.20 and $0.34 per share, respectively)	$(116,468)	$(219,924)
Class II ($0.19 and $0.31 per share, respectively)	(662,573)	(1,071,742)
Total distributions to shareowners	$(779,041)	$(1,291,666)

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$10,261,076	$15,868,473
Reinvestment of distributions	779,041	1,291,666
Cost of shares repurchased	(10,773,521)	(19,996,552)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$266,596	$(2,836,413)
Net decrease in net assets	$(1,383,125)	$(351,296)

NET ASSETS:
Beginning of period	$42,609,094	$42,960,390
End of period	$41,225,969	$42,609,094

	Six Months	Six Months
	Ended	Ended
	6/30/20	6/30/20	Year Ended	Year Ended
	Shares	Amount	12/31/19	12/31/19
	(unaudited)	(unaudited)	Shares	Amount
CLASS I
Shares sold	16,256	$160,437	32,007	$324,180
Reinvestment of distributions	11,742	116,468	21,851	219,924
Less shares repurchased	(41,404)	(405,716)	(536,402)	(5,308,250)
Net decrease	(13,406)	$(128,811)	(482,544)	$(4,764,146)
CLASS II
Shares sold	998,980	$10,100,639	1,537,078	$15,544,293
Reinvestment of distributions	66,963	662,573	106,260	1,071,742
Less shares repurchased	(1,059,492)	(10,367,805)	(1,455,291)	(14,688,302)
Net increase	6,451	$395,407	188,047	$1,927,733

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(unaudited)		12/31/19	12/31/18	12/31/17		12/31/16*	12/31/15*
Class I
Net asset value, beginning of period	$10.32		$9.71	$10.28	$10.16		$9.78	$10.28
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.17		$0.34	$0.34	$0.35		$0.38	$0.27
Net realized and unrealized gain (loss) on investments	(0.29)		0.61	(0.52)	0.15		0.35	(0.40)
Net increase (decrease) from investment operations	$(0.12)		$0.95	$(0.18)	$0.50		$0.73	$(0.13)
Distributions to shareowners:
Net investment income	$(0.17)		$(0.34)	$(0.28)	$(0.37)		$(0.35)	$(0.32)
Net realized gain	(0.03)		—	(0.07)	(0.01)		—	(0.05)
Tax return of capital	—		—	(0.40)	—		—	—
Total distributions	$(0.20)		$(0.34)	$(0.39)	$(0.38)		$(0.35)	$(0.37)
Net increase (decrease) in net asset value	$(0.32)		$0.61	$(0.57)	$0.12		$0.38	$(0.50)
Net asset value, end of period	$10.00		$10.32	$9.71	$10.28		$10.16	$9.78
Total return (b)	(1.17	)%(c)	9.89%	(1.78)%	4.99	%(d)	7.58%	(1.27)%
Ratio of net expenses to average net assets	0.75	%(e)	0.75%	0.75%	0.75%		0.75%	1.20%
Ratio of net investment income (loss) to average net assets	3.45	%(e)	3.38%	3.41%	3.43%		3.76%	2.66%
Portfolio turnover rate	33	%(c)	62%	37%	48%		61%	56%
Net assets, end of period (in thousands)	$5,643		$5,962	$10,296	$10,886		$10,890	$11,561
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.39	%(e)	1.33%	1.32%	1.18%		1.17%	1.20%
Net investment income (loss) to average net assets	2.81	%(e)	2.80%	2.84%	3.00%		3.34%	2.66%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 4.94%.
(e)	Annualized.

NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

	Six Months
	Ended
	6/30/20		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		12/31/19	12/31/18	12/31/17	12/31/16*	12/31/15*
Class II
Net asset value, beginning of period	$10.30		$9.70	$10.26	$10.14	$9.76	$10.26
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.16		$0.32	$0.31	$0.33	$0.35	$0.24
Net realized and unrealized gain (loss) on investments	(0.28)		0.59	(0.50)	0.14	0.36	(0.39)
Net increase (decrease) from investment operations	$(0.12)		$0.91	$(0.19)	$0.47	$0.71	$(0.15)
Distributions to shareowners:
Net investment income	$(0.16)		$(0.31)	$(0.26)	$(0.34)	$(0.33)	$(0.30)
Net realized gain	(0.03)		—	(0.07)	(0.01)	—	(0.05)
Tax return of capital	—		—	(0.04)	—	—	—
Total distributions	$(0.19)		$(0.31)	$(0.37)	$(0.35)	$(0.33)	$(0.35)
Net increase (decrease) in net asset value	$(0.31)		$0.60	$(0.56)	$0.12	$0.38	$(0.50)
Net asset value, end of period	$9.99		$10.30	$9.70	$10.26	$10.14	$9.76
Total return (b)	(1.10	)%(c)	9.52%	(1.93)%	4.74%	7.32%	(1.52)%
Ratio of net expenses to average net assets	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.45%
Ratio of net investment income (loss) to average net assets	3.18	%(d)	3.16%	3.16%	3.18%	3.51%	2.41%
Portfolio turnover rate	33	%(c)	62%	37%	48%	61%	56%
Net assets, end of period (in thousands)	$35,583		$36,647	$32,664	$35,585	$34,020	$34,943
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.64	%(d)	1.59%	1.57%	1.43%	1.42%	1.45%
Net investment income (loss) to average net assets	2.54	%(d)	2.57%	2.59%	2.75%	3.09%	2.41%

*	The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

NOTE:  The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)

1. Organization and Significant Accounting Policies
Pioneer Strategic Income VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Portfolio’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08 as of June 30, 2020. The implementation of ASU 2017-08 did not have a material impact on the Portfolio’s Financial Statements.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are values at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2020, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0% of net assets. The value of this fair valued securities was $--.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2019, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2019, the Portfolio paid no such taxes.
The Portfolio does not consider the effect of foreign currency gain/loss when calculating its monthly distribution due to its unpredictable nature over the course of a year and differing treatment for book and tax purposes. As a result, the Portfolio may report a distribution in excess of its earnings and profits or a tax return of capital at its fiscal year end.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2019 was as follows:
2019
Distributions paid from:
Ordinary income	$1,291,666
Total	$1,291,666

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2019:
2019
Distributable earnings:
Undistributed ordinary income	$71,020
Undistributed long term capital gain	59,124
Net unrealized appreciation	914,568
Total	$1,044,712

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps, forward currency exchange contracts, futures contracts, adjustments relating to insurance linked securities and credit default swaps.
E.   Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.
Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

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NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.   Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also

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may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at June 30, 2020, is listed in the Schedule of Investments.
H.   Purchased Options
The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio’s Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended June 30, 2020, was $5,567. Open purchased options at June 30, 2020, are listed in the Schedule of Investments.
I.   Option Writing
The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended June 30, 2020, was $(1,145). Open written options contracts at June 30, 2020, are listed in the Schedule of Investments.
J.   Forward Foreign Currency Exchange Contracts
The Portfolio may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio’s financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise

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NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).
During the six months ended June 30, 2020, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended June 30, 2020, was $1,786,598. Open forward foreign currency exchange contracts outstanding at June 30, 2020, are listed in the Schedule of Investments.
K.   Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended June 30, 2020, was $(8,721,978). Open futures contracts outstanding at June 30, 2020, are listed in the Schedule of Investments.
L.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement

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of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended June 30, 2020, was $(55,682). Open credit default swap contracts at June 30, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio. Management fees are paid monthly and calculated daily at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the six months ended June 30, 2020, the effective management fee (excluding waivers and/or assumption of acquired fund fees and expenses) was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended June 30, 2020, the Adviser waived $7,120 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. Fees waived and expenses reimbursed during the six months ended June 30, 2020, are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $22,294 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
4. Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,216 in distribution fees payable to the Distributor at June 30, 2020.

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NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

5. Master Netting Agreements
The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all of transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of June 30, 2020:
	Derivative Assets		Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master		Available	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement		for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$16,015		$(5,009)	$–	$–	$11,006
Bank of New York Mellon Corp.	4,608		–	–	–	4,608
Brown Brothers Harriman & Co.	–	*	–	–	–	–	*
Citibank NA	992		(992)	–	–	–
Goldman Sachs International	2,139		–	–	–	2,139
JPMorgan Chase Bank NA	8,623		(2,203)	–	–	6,420
HSBC Bank NA	26,313		–	–	–	26,313
State Street Bank & Trust Co.	6,913		(6,913)	–	–	–
Total	$65,603		$(15,117)	$–	$–	$50,486

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$5,009	$(5,009)	$–	$–	$–
Bank of New York Mellon Corp.	–	–	–	–	–
Brown Brothers Harriman & Co.	–	–	–	–	–
Citibank NA	1,594	(992)	–	–	602
Goldman Sachs International	–	–	–	–	–
JPMorgan Chase Bank NA	2,203	(2,203)	–	–	–
HSBC Bank NA	–	–	–	–	–
State Street Bank & Trust Co.	18,089	(6,913)	–	–	11,176
Total	$26,895	$(15,117)	$–	$–	$11,778

*     Includes securities that are valued at $0.
(a)  The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)  Represents the net amount due from the counterparty in the event of default.
(c)  Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2020, was as follows:
			Foreign
Statement of Assets	Interest Rate	Credit	Exchange Rate	Equity		Commodity
and Liabilities	Risk	Risk	Risk	Risk		Risk
Assets
Call options purchased*	$–	$–	$–	$–	**	$–
Currency put options purchased*	–	–	9,462	–		–
Net unrealized appreciation on forward
foreign currency contracts	–	–	34,225	–		–
Total Value	$–	$–	$43,687	$–	**	$–

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/20 (UNAUDITED)	(continued)

			Foreign
Statement of Assets	Interest Rate	Credit	Exchange Rate	Equity	Commodity
and Liabilities	Risk	Risk	Risk	Risk	Risk
Liabilities
Written options outstanding	$–	$–	$5,009	$–	$–
Net unrealized depreciation on
futures contracts	55,313	–	–	–	–
Swap contracts, at value	–	19,550	–	–	–
Total Value	$55,313	$19,550	$5,009	$–	$–

*  Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
** Includes securities that are valued at $0.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2020 was as follows:
			Foreign
	Interest Rate	Credit	Exchange Rate	Equity	Commodity
Statement of Operations	Risk	Risk	Risk	Risk	Risk
Net realized gain (loss) on:
Currency put options purchased*	$–	$–	$(7,642)	$–	$–
Written options	–	–	7,642	–	–
Forward foreign currency
contracts	–	–	(38,822)	–	–
Futures contracts	(331,079)	–	–	–	–
Swap contracts	–	(76,586)	–	–	–
Total Value	$(331,079)	$(76,586)	$(38,822)	$–	$–
Change in net unrealized appreciation
(depreciation) on:
Currency put options purchased**	$–	$–	$6,071	$–	$–
Written options	–	–	(4,303)	–	–
Forward foreign currency
contracts	–	–	(16,544)	–	–
Futures contracts	(87,724)	–	–	–	–
Swap contracts	–	(10,220)	–	–	–
Total Value	$(87,724)	$(10,220)	$(14,776)	$–	$–

*    Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.
**   Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statements of Operations.

Pioneer Strategic Income VCT Portfolio	PIONEER VARIABLE CONTRACTS TRUST

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet redemption requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet redemption requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.

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Pioneer Variable Contracts Trust

Officers	Trustees
Lisa M. Jones, President and Chief Executive Officer	Thomas J. Perna, Chairman
Mark E. Bradley, Treasurer and Chief Financial and	John E. Baumgardner, Jr.
Accounting Officer	Diane Durnin
Christopher J. Kelley, Secretary and Chief Legal Officer	Benjamin M. Friedman
Lisa M. Jones
Investment Adviser and Administrator	Lorraine H. Monchak
Amundi Pioneer Asset Management, Inc.	Marguerite A. Piret
Fred J. Ricciardi
Custodian and Sub-Administrator	Kenneth J. Taubes
Brown Brothers Harriman & Co

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

19636-14-0820

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Variable Contracts Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 4, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer
Date September 4, 2020

* Print the name and title of each signing officer under his or her signature.